Exhibit 10.5

NOTE

Loan # R1036
November 30, 2017 [Date]	Sacramento, [City]	CA [State]

Agricultural Land and Seed Processing Facilities, Canyon County, ID, Fresno County, CA and Columbia County, WI
[Property Address]

  BORROWER'S PROMISE TO PAY

  In return for a loan that Borrower has received, Borrower promises to pay U.S. $10,400,000.00 (this amount is called "Principal"), plus interest, to the order of the Lender. The Lender is Conterra Agricultural Capital, LLC. Borrower will make all payments under this Note in the form of cash, check or money order.

  Borrower understands that the Lender may transfer this Note. The Lender or anyone who takes this Note by transfer and who is entitled to receive payments under this Note is also called the "Lender."

  INTEREST

  Prior to default, interest will be charged on unpaid principal until the full amount of Principal has been paid. Borrower will pay interest at a yearly rate of 7.750%.

  After default, interest will be charged on unpaid principal at the interest rate stated in Section 8 of this Note.

  SCHEDULED PAYMENTS

    Time and Amount of Payments

    1 interest payment on January 1, 2018, with interest calculated from the date of closing on the unpaid principal balance at 7.750% per annum; 5 consecutive semi-annual principal and interest payments of $515,710.54 each, beginning July 1, 2018, and the final payment of $10,107,215.72 on November 30, 2020, which is called the "Maturity Date." In the event Borrower elects the Option to Extend pursuant to Section 4 of this Note, and Lender approves of such extension pursuant to Section 4 of this Note, Borrower shall make 4 additional consecutive semi-annual principal and interest payments of $515,710.54 each, beginning January 1, 2021, and a final payment of $9,510,811.17 on November 30, 2022.

    Place of Payments

    Borrower will make payments at 7755 Office Plaza Dr. North, Suite 195, West Des Moines, IA 50266 or at a different place if required by Lender.

  OPTION TO EXTEND

  Provided that no default or event of default is then existing under this Note or under the Security Instrument, as hereinafter defined, Borrower shall have, subject to Lender's approval, the option to extend the Maturity Date of the Note to November 30, 2022. The option to extend set forth herein shall be a single option to extend, subject to Lender's sole approval, exercisable by Borrower prior the original Maturity Date under this Note.

  INTEREST CALCULATION

  Interest on this Note is computed on a 30/360 simple interest basis; that is, with the exception of odd days in the first payment period, monthly interest is calculated by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by a month of 30 days. Interest for the odd days is calculated on the basis of the actual days to the next full month and a 360-day year. Unless required by applicable law, payments will be applied first to interest, second to principal, third to advances under the Security Instrument, and finally to late charges.

  PREPAYMENTS

  1 year lockout: Upon payment of 12 months interest, as calculated from the funding date of this Note, Borrower may prepay all or any portion of the principal of this Note. Concurrently with any permitted prepayment of the unpaid principal balance of this Note, Borrower shall pay any unpaid interest accrued on such principal amount from the date to which interest was last paid to the next installment payment date.

MULTISTATE FIXED RATE NOTE - Open Prepayment -- Farmer Mac UNIFORM INSTRUMENT	Form 6001

1

  BORROWER'S FAILURE TO PAY AS REQUIRED

    Late Charge for Overdue Payments

    If any installment of principal or interest is not received by the Lender by the end of the 10th calendar day after the date it is due, a late fee shall be payable on such defaulted payment at a rate which is equal to 5% per annum above the current rate of interest under this note, subject to a minimum interest charge of 5% of such defaulted payment.

    Default

    If Borrower does not pay the full amount of each installment within 10 calendar days of the date each installment is due, Borrower will be in default.

    Notice of Default

    If Borrower is in default and if allowed by applicable law, Lender may send Borrower a written notice telling Borrower that if Borrower does not pay the overdue amount by a certain date (in the case of a payment default) or cure the default within 30 days of Borrower's receipt of notice of default (in the case of any non-payment default), then Lender may require Borrower to pay immediately the full amount of Principal which has not been paid and all the interest that Borrower owes on that amount.

    No Waiver By Lender

    Even if, at a time when Borrower is in default, Lender does not require Borrower to pay immediately in full as described above, Lender will still have the right to do so if Borrower is in default at a later time.

    Payment of Lender's Costs and Expenses

    If Lender has required Borrower to pay immediately in full as described above, Lender will have the right to be paid back by Borrower for all of its costs and expenses in enforcing this Note to the extent not prohibited by applicable law. If allowed by applicable law those expenses include, for example, reasonable attorneys' fees.

  INTEREST AFTER DEFAULT

  Upon default, including failure to pay upon final maturity, at Lender's option, Lender may add any unpaid interest to principal and such sum will bear interest there from until paid at the rate provided in this Note (including any increased interest rate). From and after the occurrence of any default, whether by nonpayment, maturity, acceleration, nonperformance or otherwise, and until such default has been cured, all outstanding amounts due under this Note shall bear interest at a rate equal to 18% per annum, or the maximum legal rate allowed by applicable state law if this rate is in excess of the maximum rate Lender is permitted to charge.

  ANNUAL FINANCIAL STATEMENTS

  Borrower agrees to provide Lender with updated financial statements and other requested financial reports, including tax returns, annually on the anniversary date of the date of this Note or at such other reasonable times as Lender may request. The failure of Borrower to provide annual financial statements or other requested reports within a reasonable time may be declared to be a default of this Note by Lender and Lender may exercise all remedies under Section 7 of this Note or as provided elsewhere in this Note.

  DISSEMINATION OF INFORMATION

  If Lender determines at any time to sell, transfer or assign this Note, the Security Instrument and any other security instruments, and any or all servicing rights with respect thereto, or to grant participations therein ("Participations") or issue, in a public offering or private placement, mortgage pass-through certificates or other securities evidencing a beneficial interest in the loan ("Securities"), Lender may forward to each purchaser, transferee, assignee, servicer, participant, investor, or their respective successors in such Participations and/or Securities ("collectively, the "Investor"), any rating agency rating such Securities and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Indebtedness and to Borrower, any guarantor, any indemnitors and the Property, which shall have been furnished by Borrower, any guarantor or any indemnitors, as Lender determines necessary or desirable.

  LENDER ADVANCES

  Lender may make advances under the mortgage or deed of trust, security agreement or other instrument providing security for this Note, to protect the Lender's interest in any mortgage or deed of trust, security agreement or other instrument providing security for this Note from loss of value or damage. Any money so advanced (including reasonable costs of recovery and attorneys' fees) plus interest at the default rate stated in Section 8 of this Note shall become an obligation due and owing under the terms of this Note immediately upon the date advanced by Lender and is an obligation of Borrower secured by the mortgage or deed of trust, security agreement or other instrument providing security for this Note.

MULTISTATE FIXED RATE NOTE - Open Prepayment -- Farmer Mac UNIFORM INSTRUMENT	Form 6001

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  GIVING OF NOTICES

  Unless applicable law requires a different method, any notice that must be given to Borrower under this Note will be given by delivering it or by mailing it by nationally recognized overnight courier to Borrower at 106 K Street, Suite 300, Sacramento, CA 95814 or at a different address if Borrower gives Lender a notice of Borrower's different address.

  Any notice that must be given to Lender under this Note will be given by delivering it or by mailing it by nationally recognized overnight courier to Lender at the address stated in Section 3(B) above or at a different address if Borrower is given a notice of that different address.

  OBLIGATIONS OF PERSONS UNDER THIS NOTE Each Borrower, and each person executing this Note on such Borrower's behalf, represents and warrants to Lender that by its execution below, such Borrower is duly organized, is in good standing, and has the full power, authority and legal right to execute and deliver this Note, and is obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed and any additional amounts incurred under the terms of this Note. Each Borrower also represents and warrants that any person who is a guarantor, surety or endorser of this Note is also obligated to keep all promises made in this Note, including the promise to pay the full amount owed and any additional amounts incurred under the terms of this Note. Lender may enforce its rights under this Note against each Borrower and each person executing or guaranteeing this Note on such Borrower's behalf, individually or against all such persons together. Any one Borrower or any person guaranteeing this Note on any such Borrower's behalf may be required to pay all amounts due or incurred under this Note.

  WAIVERS

  Borrower and any other person who has obligations under this Note waive the rights of Presentment and Notice of Dishonor. "Presentment" means the right to require Lender to demand payment of amounts due. "Notice of Dishonor" means the right to require Lender to give notice to other persons that amounts due have not been paid.

  UNIFORM SECURED NOTE This Note is a uniform instrument with limited variations in some jurisdictions. In addition to the protections given to the Lender under this Note, a Mortgage, Deed of Trust, or Security Deed (the "Security Instrument"), dated the same date as this Note, protects the Lender from possible losses which might result if Borrower does not keep the promises which Borrower makes in this Note. That Security Instrument describes how and under what conditions Borrower may be required to make immediate payment in full of all amounts Borrower owes under this Note. Some of those conditions are described as follows:

  If all or any part of the Property or any Interest in the Property is sold or transferred (or if Borrower is not a natural person and a beneficial interest in Borrower is sold or transferred) without Lender's prior written consent, Lender may require immediate payment in full of all sums secured by this Security Instrument. However, this option shall not be exercised by Lender if such exercise is prohibited by Applicable Law.

  USURY

The parties to this Note intend and agree that the indebtedness evidenced by this Note and any related documents shall remain in compliance with any usury provisions of the state within which this Note was made by Borrower. This Note and any related documents are subject to the express condition that at no time shall the Borrower be obligated, or required, to pay interest on the principal balance at a rate that could subject Lender to either civil or criminal liability as a result of such rate being in excess of the maximum rate which Lender is permitted to charge. If, by the terms of this Note, Borrower is, at any time, required or obligated to pay interest on the principal balance at a rate in excess of such maximum rate, then the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate, and interest payable hereunder shall be computed at such maximum rate, and any portion of all prior Interest payments in excess of such maximum rate shall be applied, and/or shall retroactively be deemed to have been payments made, in reduction of the principal balance.

MULTISTATE FIXED RATE NOTE - Open Prepayment -- Farmer Mac UNIFORM INSTRUMENT	Form 6001

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S&W Seed Company, a Nevada corporation

_________________________________ Signature Matthew K. Szot, Chief Financial Officer	/Sign Originals. Only]

PAY TO THE ORDER OF

U.S. Bank National Association, as Custodian/Trustee for Rooster Capital LLC, a Delaware limited liability company
 WITHOUT RECOURSE

Conterra Agricultural Capital, LLC

_________________________________
Signature
Paul Erickson, President

MULTISTATE FIXED RATE NOTE - Open Prepayment -- Farmer Mac UNIFORM INSTRUMENT	Form 6001

4

NOTE

Loan # R1028
November 30, 2017 [Date]	Sacramento, [City]	CA [State]

Equipment and Vehicles

  BORROWER'S PROMISE TO PAY

  In return for a loan that Borrower has received, Borrower promises to pay U.S. $2,100,000.00, (this amount is called "Principal"), plus interest, to the order of the Lender. The Lender is Conterra Agricultural Capital, LLC . Borrower will make all payments under this Note in the form of cash, check or money order.

  Borrower understands that the Lender may transfer this Note. The Lender or anyone who takes this Note by transfer and who is entitled to receive payments under this Note is also called the "Lender."

  INTEREST

  Prior to default, interest will be charged on unpaid principal until the full amount of Principal has been paid. Borrower will pay interest at a yearly rate of 9.500%.

  After default, interest will be charged on unpaid principal at the interest rate stated in Section 8 of this Note.

  SCHEDULED PAYMENTS

    Time and Amount of Payments

    1 interest payment on January 1, 2018, with interest calculated from the date of closing on the unpaid principal balance at 9.500% per annum; 3 consecutive semi- annual principal and interest payments of $118,223.17 each, beginning July 1, 2018, and the final payment of $2,122,731.84 on November 30, 2019, which is called the "Maturity Date." In the event Borrower elects the Option to Extend pursuant to Section 4 of this Note, and Lender approves of such extension pursuant to Section 4 of this Note, Borrower shall make 2 additional consecutive semi-annual principal and interest payments of $118,223.17 each, beginning January 1, 2020, and a final payment of $2,077,537.23 on November 30, 2020.

    Place of Payments

    Borrower will make payments at 7755 Office Plaza Dr. North, Suite 195, West Des Moines, IA 50266 or at a different place if required by Lender.

  OPTION TO EXTEND

  Provided that no default or event of default is then existing under this Note or under the Security Instrument, as hereinafter defined, Borrower shall have, subject to Lender's approval, the option to extend the Maturity Date of the Note to November 30, 2020. The option to extend set forth herein shall be a single option to extend, subject to Lender's sole approval, exercisable by Borrower prior the original Maturity Date under this Note.

  INTEREST CALCULATION

  Interest on this Note is computed on a 30/360 simple interest basis; that is, with the exception of odd days in the first payment period, monthly interest is calculated by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by a month of 30 days. Interest for the odd days is calculated on the basis of the actual days to the next full month and a 360-day year. Unless required by applicable law, payments will be applied first to accrued unpaid interest, second to principal, third to advances under the Security Instrument, and finally to late charges.

MULTISTATE FIXED RATE NOTE - Open Prepayment -- Farmer Mac UNIFORM INSTRUMENT	Form 6001

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  PREPAYMENTS.

  Borrower may prepay all or any portion of the principal of this Note. Concurrently with any permitted prepayment of the unpaid principal balance of this Note, Borrower shall pay any unpaid interest accrued on such principal amount from the date to which interest was last paid to the next installment payment date.

  BORROWER'S FAILURE TO PAY AS REQUIRED

    Late Charge for Overdue Payments

    If any installment of principal or interest due under this Note is not received by the Lender by the 10th calendar day after the date such payment is due, a late fee shall be payable by Borrower equal to 15% of the amount of principal or interest then due.

    Default

    If Borrower does not pay the full amount of each installment within 10 calendar days of the date each installment is due, Borrower will be in default.

    Notice of Default

    If Borrower is in default and if allowed by applicable law, Lender may send Borrower a written notice telling Borrower that if Borrower does not pay the overdue amount by a certain date (in the case of a payment default) or cure the default within 30 days of Borrower's receipt of notice of default (in the case of any non-payment default), then Lender may require Borrower to pay immediately the full amount of Principal which has not been paid and all the interest that Borrower owes on that amount.

    No Waiver By Lender

    Even if, at a time when Borrower is in default, Lender does not require Borrower to pay immediately in full as described above, Lender will still have the right to do so if Borrower is in default at a later time.

    Payment of Lender's Costs and Expenses

    If Lender has required Borrower to pay immediately in full as described above, Lender will have the right to be paid back by Borrower for all of its costs and expenses in enforcing this Note to the extent not prohibited by applicable law. If allowed by applicable law those expenses include, for example, reasonable attorneys' fees.

  INTEREST AFTER DEFAULT

  Upon default, including failure to pay this Note upon final maturity, at Lender's option, Lender may add any unpaid interest to principal then due under the Note and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased interest rate). From and after the occurrence of any default, whether by nonpayment, maturity, acceleration, nonperformance or otherwise, and until such default has been cured, all outstanding amounts due under this Note shall bear interest at a rate equal to 1$% per annum, or the maximum legal rate allowed by applicable state law if this rate is in excess of the maximum rate Lender is permitted to charge.

  ANNUAL FINANCIAL STATEMENTS

  Borrower agrees to provide Lender with updated financial statements and other requested financial reports, including tax returns, annually on the anniversary date of the date of this Note or at such other reasonable times as Lender may request. The failure of Borrower to provide annual financial statements or other requested reports within a reasonable time may be declared to be a default of this Note by Lender and Lender may exercise all remedies under Section 7 of this Note or as provided elsewhere in this Note.

  DISSEMINATION OF INFORMATION

  If Lender determines at any time to sell, transfer or assign this Note, the Security Instrument and any other security instruments, and any or all servicing rights with respect thereto, or to grant participations therein ("Participations") or issue, in a public offering or private placement, mortgage pass-through certificates or other securities evidencing a beneficial interest in the loan ("Securities"), Lender may forward to each purchaser, transferee, assignee, servicer, participant, investor, or their respective successors in such Participations and/or Securities ("collectively, the "Investor"), any rating agency rating such Securities and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Indebtedness and to Borrower, any guarantor, any indemnitors and the Property, which shall have been furnished by Borrower, any guarantor or any indemnitors, as Lender determines necessary or desirable.

MULTISTATE FIXED RATE NOTE - Open Prepayment -- Farmer Mac UNIFORM INSTRUMENT	Form 6001

2

  LENDER ADVANCES

  Lender may make advances under the Security Instrument, as hereinafter defined, providing security for this Note, to protect the Lender's interest in any property providing security for this Note from loss of value or damage. Any money so advanced (including reasonable costs of recovery and attorneys' fees) plus interest at the default rate stated in Section 8 of this Note shall become an obligation due and owing under the terms of this Note immediately upon the date advanced by Lender and is an obligation of Borrower secured by the Security Instrument providing security for this Note.

  GIVING OF NOTICES

  Unless applicable law requires a different method, any notice that must be given to Borrower under this Note will be given by delivering it or by mailing it by nationally recognized overnight courier to Borrower at 106 K Street, Suite 300, Sacramento, CA 95814 the Property Address above or at a different address if Borrower gives Lender a notice of Borrower's different address.

  Any notice that must be given to Lender under this Note will be given by delivering it or by mailing it by nationally recognized overnight courier to Lender at the address stated in Section 3(B) above or at a different address if Borrower is given a notice of that different address.

  OBLIGATIONS OF PERSONS UNDER THIS NOTE

  Each Borrower, and each person executing this Note on such Borrower's behalf, represents and warrants to Lender that by its execution below, such Borrower is duly organized, is in good standing, and has the full power, authority and legal right to execute and deliver this Note, and is obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed and any additional amounts incurred under the terms of this Note. Each Borrower also represents and warrants that any person who is a guarantor, surety or endorser of this Note is also obligated to keep all promises made in this Note, including the promise to pay the full amount owed and any additional amounts incurred under the terms of this Note. Lender may enforce its rights under this Note against each Borrower and each person executing or guaranteeing this Note on such Borrower's behalf, individually or against all such persons together. Any one Borrower or any person guaranteeing this Note on any such Borrower's behalf may be required to pay all amounts due or incurred under this Note.

  WAIVERS

  Borrower and any other person who has obligations under this Note waive the rights of Presentment and Notice of Dishonor. "Presentment" means the right to require Lender to demand payment of amounts due. "Notice of Dishonor" means the right to require Lender to give notice to other persons that amounts due have not been paid.

  UNIFORM SECURED NOTE

  This Note is a uniform instrument with limited variations in some jurisdictions. In addition to the protections given to the Lender under this Note, three separate Security Agreements related to Borrower's property located in California, Idaho, and Wisconsin (collectively, the "Security Instrument"), dated the same date as this Note, protects the Lender from possible losses which might result if Borrower does not keep the promises which Borrower makes in this Note. That Security Instrument describes how and under what conditions Borrower may be required to make immediate payment in full of all amounts Borrower owes under this Note. Some of those conditions are described as follows:

  If all or any part of the Property or any Interest in the Property is sold or transferred (or if Borrower is not a natural person and a beneficial interest in Borrower is sold or transferred) without Lender's prior written consent, Lender may require immediate payment in full of all sums secured by this Security Instrument. However, this option shall not be exercised by Lender if such exercise is prohibited by Applicable Law.

MULTISTATE FIXED RATE NOTE - Open Prepayment -- Farmer Mac UNIFORM INSTRUMENT	Form 6001

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  Additionally, Borrower covenants and agrees that on the date hereof, Borrower has also entered into another loan (Loan # 21701653 in the amount of $10,400,00.00) which is evidenced by a separate promissory note (the "Other Note"), which is secured by a separate mortgage and deed of trusts (the "Other Security Instruments"). It is agreed that any default under the Security Instrument or this Note shall be deemed a default under the Other Note and Other Security Instruments; and any default under the Other Note or Other Security Instruments shall be deemed to be a default under this Note and the Security Instrument.

  USURY

  The parties to this Note intend and agree that the indebtedness evidenced by this Note and any related documents shall remain in compliance with any usury provisions of the state within which this Note was made by Borrower. This Note and any related documents are subject to the express condition that at no time shall the Borrower be obligated, or required, to pay interest on the principal balance at a rate that could subject Lender to either civil or criminal liability as a result of such rate being in excess of the maximum rate which Lender is permitted to charge. If, by the terms of this Note, Borrower is, at any time, required or obligated to pay interest on the principal balance at a rate in excess of such maximum rate, then the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate, and interest payable hereunder shall be computed at such maximum rate, and any portion of all prior Interest payments in excess of such maximum rate shall be applied, and/or shall retroactively be deemed to have been payments made, in reduction of the principal balance.

S&W Seed Company, a Nevada corporation
_________________________________ Signature Matthew K. Szot, Chief Financial Officer	/Sign Originals. Only]

PAY TO THE ORDER OF

U.S. Bank National Association, as Custodian/Trustee for Rooster Capital LLC, a Delaware limited liability company
 WITHOUT RECOURSE

Conterra Agricultural Capital, LLC

_________________________________
Signature
Paul Erickson, President

MULTISTATE FIXED RATE NOTE - Open Prepayment -- Farmer Mac UNIFORM INSTRUMENT	Form 6001

4

SECURITY AGREEMENT

This Security Agreement (this "Agreement") is entered into as of November 30, 2017, by and between S&W SEED COMPANY, a Nevada corporation ("Debtor"), and CONTERRA AGRICULTURAL CAPITAL, LLC, an Iowa limited liability company ("Secured Party").

RECITALS

A. Secured Party has made a loan to Debtor in the original principal amount of Two Million One Hundred Thousand and no/100 Dollars ($2,100,00.00), which is evidenced by, among other things, that certain promissory note by Debtor in favor of Secured Party (as amended, supplemented, or restated, the "Note") as of the date of this Agreement.

B. Debtor desires to create and grant in favor of Secured Party, and Secured Party desires to accept, a security interest in all Collateral (as defined herein) to secure full and timely payment and performance of all Obligations (as defined herein).

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor and Secured Party (each a "Party" and collectively, the "Parties") agree as follows:

AGREEMENT

  Grant of Security Interest. The Parties agree that the recitals set forth above are true and correct and are hereby incorporated in and made a part of this Agreement. Debtor hereby pledges and grants to Secured Party a security interest in all Collateral (as defined in Section 2 below) to secure full and timely payment and performance of all Obligations (as defined in Section 3 below).

  Collateral. For purposes of this Agreement, "Collateral" shall mean and include any and all of Debtor's right, title, or interest, now owned or later acquired by Debtor, wherever located, in or to the following:

    the machinery and equipment specifically listed on Schedule 1 attached hereto;

    the vehicles specifically listed on Schedule 2, attached hereto;

    All proceeds from any of the property described in (a) and (b) above, including without limitation, insurance proceeds, proceeds of any noncommercial tort cause of action or settlement, and all replacements, substitutions, returns, additions, or renewals of same.

  Obligations. For purposes of this Agreement, "Obligations" shall mean and include any and all debts, obligations, duties, liabilities, and other covenants of Debtor or any other person in favor of Secured Party, now existing or hereafter arising, pursuant to, in connection with, or otherwise related to the Note or this Agreement, as any of the same may be modified from time to time in accordance therewith, including, without limitation:

    Full and timely reimbursement of all costs and expenses (including reasonable attorneys' fees) incurred by Secured Party for: (i) the collection of any funds or the enforcement of any rights under the Note or this Agreement; or (ii) the protection, maintenance, and enforcement of the security interest created under this Agreement;

S&W Seed Company
Conterra Agricultural Capital, LLC
R1028 CA Security Agreement

    Any and all obligations and liabilities of Debtor related to the Note or this Agreement provided by law or required pursuant to any other agreement; and

    Any and all obligations and liabilities of Debtor or any other person under any amendments, renewals, or restatements of the Note, this Agreement or any other related loan document.

  Representations and Warranties. Debtor represents and warrants to Secured Party the following:

    Title. Except as otherwise disclosed to Secured Party in writing prior to this Agreement, Debtor owns the Collateral free and clear of any and all liens, claims and encumbrances, except the security interest created under this Agreement, and no other person has any right, title, claim, license, security interest, lien, or other interest in, against, or to the Collateral;

    Authority. Debtor has full right, power, and authority to grant a security interest in the Collateral, to execute this Agreement to render the Collateral subject to the security interest created under this Agreement, and to perform all of Debtor's obligations under this Agreement. The individual executing this Agreement on behalf of Debtor has full right, power, and authority to execute this Agreement on behalf of Debtor and to bind Debtor hereunder by their acts and deeds;

    Information. The following information and all other factual information contained in this Agreement is accurate and complete as of the date hereof and does not fail to include any information necessary to make the same not materially misleading:

      Debtor is a corporation validly formed and in good standing under the laws of the State of Nevada. Debtor is qualified to transact business in and in good standing under the laws of the State of California;

      Debtor's mailing address is: 106 K Street, Suite 300, Sacramento, CA 95814;

      All of the Collateral under this Agreement is located in California; and

      Debtor's records concerning the Collateral are located at the following address: 106 K Street, Suite 300, Sacramento, CA 95814; and

    Security Interest. This Agreement is intended to create a valid security interest in the Collateral and, upon the filing of the appropriate financing statements, a perfected priority security interest in the Collateral in favor of Secured Party. The Debtor has taken all actions necessary to protect and perfect such security interest.

  Covenants of Debtor. Debtor hereby agrees:

    To defend the Collateral against all other persons who, at any time, may claim an interest in it;

    To do all acts that may be necessary to maintain, preserve, and protect the Collateral and not to fail to maintain or renew, and not to abandon, any Collateral;

    To not sell, encumber, or otherwise dispose of or transfer any Collateral or any right or interest therein without the Secured Party's prior written consent, and to keep the Collateral free of all liens or security interests (other than the security interest created under this Agreement or as disclosed by Debtor to Secured Party in writing prior to this Agreement);

S&W Seed Company
Conterra Agricultural Capital, LLC
R1028 CA Security Agreement

    To keep the Collateral insured against loss through theft, fire, or other casualty in an amount and manner approved by the Secured Party, to promptly provide proof of such insurance to Secured Party upon request and to cause to be included in each such insurance policy, as may be requested by Secured Party, endorsements in form and substance satisfactory to Secured Party (i) designating Secured Party as the party to receive payment of any proceeds payable as the result of a loss of all or any part of the Collateral under such policy, and (ii) requiring at least 30 days written notice to Secured Party prior to any modification, termination, or cancellation of any such policy. In all events, Debtor hereby assigns to Secured Party all of its rights, title, and interest in and to any proceeds of any insurance covering the Collateral, whether or not required under this Section 5, and authorizes Secured Party to take such acts and execute such documents as may be required to receive such proceeds. In the event Debtor fails to provide for all insurance coverage as required in this Section 5, Secured Party shall have, in addition to any other remedies available to it, the right to obtain satisfactory insurance coverage on the Collateral on its own behalf and Debtor agrees to reimburse Secured Party upon demand for all costs and expenses incurred in connection therewith;

    To give Secured Party reasonable access to and opportunity to inspect the Collateral, wherever located;

    To promptly pay when due all taxes, assessments, charges, encumbrances, and liens now or hereafter imposed upon or affecting any Collateral;

    To keep and maintain all of the records concerning the Collateral at the address indicated in this Agreement;

    To keep and maintain the Collateral at the address(es) indicated in this Agreement or at such other locations as may be approved by Secured Party;

    To notify Secured Party at least ten (10) business days prior to any change in: (i) the location of Debtor's place of business, (ii) Debtor's name, (iii) Debtor's type of business organization, (iv) Debtor's jurisdiction of organization, (v) the location of the Collateral, and (vi) any information set forth in Section 4(c) above;

    To comply and to maintain compliance with all laws, regulations, and ordinances relating to the possession and control of the Collateral; and

    To procure, execute, and deliver any endorsements, assignments, and other writings reasonably requested by Secured Party in order to perfect, maintain, and protect Secured Party's security interest in the Collateral and the priority thereof.

  Authorized Action by Secured Party. Debtor hereby authorizes Secured Party to, at Secured Party's sole option and without any obligation to do so, and regardless of whether the Collateral is in its possession:

    File or record any document necessary or convenient to perfect, continue, amend or terminate the security interest created under this Agreement, including, without limitation, any financing statements, including amendments, authorized to be filed under the California Commercial Code or any comparable law in any jurisdiction. Debtor hereby ratifies any documents previously filed or recorded by Secured Party regarding the Collateral, including, without limitation, any and all previously filed financing statements;

    Enter Debtor's property to inspect the Collateral at any reasonable time, provided that Secured Party gives Debtor notice within two business days of any inspection; however, no notice shall be required for any entry by Secured Party in connection with exercise of any available remedy upon breach of this Agreement; and

S&W Seed Company
Conterra Agricultural Capital, LLC
R1028 CA Security Agreement

    Pay any costs reasonably necessary to obtain, preserve, maintain, defend and enforce the security interest created under this Agreement, and pay any amounts reasonably necessary to discharge encumbrances, maintain adequate insurance coverage and maintain compliance with applicable laws and ordinances affecting the Collateral, including, without limitation, the payment of taxes, assessments, and other charges required by law or contract, reasonable attorney fees and legal expenses and expenses associated with sale, repair or storage of all or any of the Collateral. Debtor agrees to reimburse Secured Party on demand for any such payments made or costs incurred by Secured Party and that such reimbursement obligation shall be a part of the Obligations.

  Default and Remedies. In the event of any failure or default by Debtor or any other person in the full and timely payment and performance of the Obligations, including, without limitation, any default by Debtor in the payment of any principal or in any other duty, covenant, or obligation under the Note, this Agreement or any other Loan Document (in each case, subject to the applicable cure periods set forth in Section 7 of the Note), Secured Party shall have all the rights and remedies of a secured party under the California Commercial Code, including, without limitation, a right to do any one or more of the following without notice or demand:

    Take (or require Debtor to assemble and deliver to Secured Party at the Project at any reasonably specified time) and retain possession and control of all or any of the Collateral wherever it is located or at whatever location Secured Party deems appropriate upon removal, with or without judicial process;

    Sell, lease, or otherwise dispose of any or all Collateral by public or private sale or otherwise, on such terms and in such manner as Secured Party deems appropriate to preserve and protect its security interest;

    Enforce Secured Party's security interest by foreclosure or any other means permitted by law or under the terms of this Agreement; and

    Recover from Debtor all costs and expenses incurred by Secured Party in exercising any of its rights, powers, or remedies under this Agreement or as permitted by law, including without limitation, attorneys' fees and costs, appraisal costs, and costs of transporting or storing any or all of the Collateral.

  Notices. Any notice or other communication required or permitted to be given under this Agreement shall be delivered and become effective in accordance with the provisions of Section 12 of the Note.

  Cumulative Rights. The rights, powers, and remedies of Secured Party under this Agreement are in addition to any rights, powers, and remedies given to Secured Party by virtue of any statute or rule of law, the Note, or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party's security interest in the Collateral.

  Waiver. No forbearance or delay by Secured Party in exercising any right, power, or remedy shall constitute a waiver thereof, and every right, power, or remedy of Secured Party shall continue in full force and effect until such right, power, or remedy is specifically waived in a writing executed by Secured Party.

  Successors and Assigns. This Agreement and all rights and obligations hereunder shall be binding upon Debtor and its successors, assigns, personal representatives, and heirs; and shall inure to the benefit of Secured Party and its respective successors and assigns.

  Entire Agreement. This Agreement and the Note to which Debtor is a party together constitute the entire agreement between the Parties with regard to the subject matter of this Agreement. There are no other representations, agreements, or understandings, oral or written, between or among the parties relating to the subject matter of this Agreement.

S&W Seed Company
Conterra Agricultural Capital, LLC
R1028 CA Security Agreement

  No Modifications. No part of this Agreement may be modified, waived, limited, discharged, or terminated except in writing, signed by all Parties and expressly referring to this Agreement and to the provisions so modified or limited.

  Governing Law and Venue. This Agreement and all amendments relating hereto shall be governed by and construed under the laws of the State of California without regard to principles of conflicts of law. Where applicable and except as otherwise defined herein or in the Note, terms used in this Agreement shall have the meanings given them in the California Commercial Code.

  Use of Headings. Any headings contained in this Agreement are for reference purposes only and shall not be considered in construing this Agreement.

  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

  Severability. If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing those provisions and the rights and obligations of the Parties hereto shall be construed and enforced accordingly.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first set forth in this Agreement.

DEBTOR

S&W SEED COMPANY,
 a Nevada corporation

By _______________________________
Name: Matthew K. Szot
Title: Chief Financial Officer

SECURED PARTY

CONTERRA AGRICULTURAL CAPITAL, LLC,
 an Iowa limited liability company

By _______________________________
Name: Paul Erickson
Title: President

S&W Seed Company
Conterra Agricultural Capital, LLC
R1028 CA Security Agreement
Schedule 1

SCHEDULE 1

MACHINERY & EQUIPMENT

S&W Seed Company 25552 S. Butte Ave., Five Points, CA 93624
Item Description

2      4,150-Steel Seed Bins, approx. 4 ft.X4 ft. X 4ft. through all warehouses
5      Mobile Grain Elevator, KSI The Inclinator, 18 ft., SN 20606
6      Neuero Moveable Blower/Vacuum-model 8110 D, SN 3000, new engine, 3 years
22      Floor Scale Under Hopper, Inscale Lp751A
66      Pallet Attachment for forklift, Liftmaster Dumper
67      EZ Loader, Bishamon SN 1709008
75      Zebra Printer Model 105 SL
76      Miscellaneous Office Equipment (lot)
78      Inspection-Ergo Vision System, by Master Seed Equipment
79      Seed Screen Sorter-Almaco Model ANSC, SN T14075 (air blast)
80      Miscellaneous Equipment in weigh house and lab, grain scale, light table, magnifier
81      (20) Each Framed Breeder Cages
82      Hege Model 80 Seeder Plot Drill
83      Compressor, 80 Gallon Tank, HP Unknown
84      Bagging Machine
85      Bagging Machine (Covered)
86      Ryobi 2800 psi Pressure Washer
87      Carton Sealer
88      Pallet Jack, 5500#
         Shop Equipment Including press, torch set, compressor, miller welder, auger, Lincoln welder, sorter, grinder, chop saw, pump, mixer, drill, hand tools,
89      miscellaneous support
90      Gustafson Seed Treater Model 1000, SN S1000 (in container outside Whse A)
91      Seed Treater (Unknown Model)
92      40 ft. Container with ThermoKing Air Control (for bees)
94      Diesel Fuel Trailer
95      Field Auger
96      Sweeper-Exterra
97      Carton Crusher- Not Operational
99      (3) 40 ft. Containers (Whse A North)
100     Furniture and Support Items
101     Electronic support items, computer, printers, phones system

S&W Seed Company
Conterra Agricultural Capital, LLC
R1028 CA Security Agreement
Schedule 2

SCHEDULE 2

VEHICLES
Asset #	Class	State	Loc	Equipment Property Description	Purchase/In Service Date	Purchase Price	NBV9/30/2017
V200808	S&W	CA	Five Points	2008 Ford Edge VIN# 2FMDK38C18BB23209	8/15/2008	35,264	-
V200906	S&W	CA	Five Points	2009 Ford F-250 VIN# 1FTSW20569WA55423	6/12/2009	38,771	0
V201008-2	S&W	CA	Five Points	2011Ford F-150 VIN# 1FT7W2A67BEA51996	8/11/2010	44,492	(0)
V201303-1	S&W	CA	Five Points	2013 Dodge Ram 1500 Vin #1C6RR7NT6DS5686D4	3/7/2013	4,000	333
V201303-2	S&W	CA	Five Points	2013 Dodge Ram 1500 Vin #1C6RR7NT6DS5686D4	3/31/2013	44,572	3,714
V201307	S&W	CA	Five Points	2013 Ram 1500, Odom 4814; VIN #1C6RR7NT3DS619489	7/12/2013	50,302	7,545
V201401-1	S&W	CA	Other	K8228 NEW 2013 Kawasaki KAF9S0FDF (Red) VIN JK1AFDF10DB506359	1/7/2014	13,815	13,815
V201406-1	S&W	CA	Five Points	2014 Ram 1500 Truck-VIN 1C6RR7NT2ES290253	6/26/2014	52,742	17,581

SECURITY AGREEMENT

This Security Agreement (this "Agreement") is entered into as of November 30, 2017, by and between S&W
SEED COMPANY, a Nevada corporation ("Debtor"), and CONTERRA AGRICULTURAL CAPITAL, LLC, an Iowa limited liability company ("Secured Party").

RECITALS

A. Secured Party has made a loan to Debtor in the original principal amount of Two Million One Hundred Thousand and no/100 Dollars ($2,100,00.00), which is evidenced by, among other things, that certain promissory note by Debtor in favor of Secured Party (as amended, supplemented, or restated, the "Note") as of the date of this Agreement.

B. Debtor desires to create and grant in favor of Secured Party, and Secured Party desires to accept, a security interest in all Collateral (as defined herein) to secure full and timely payment and performance of all Obligations (as defined herein).

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor and Secured Party (each a "Party" and collectively, the "Parties") agree as follows:

AGREEMENT

  Grant of Security Interest. The Parties agree that the recitals set forth above are true and correct and are hereby incorporated in and made a part of this Agreement. Debtor hereby pledges and grants to Secured Party a security interest in all Collateral (as defined in Section 2 below) to secure full and timely payment and performance of all Obligations (as defined in Section 3 below).

  Collateral. For purposes of this Agreement, "Collateral" shall mean and include any and all of Debtor's right, title, or interest, now owned or later acquired by Debtor, wherever located, in or to the following:

    the machinery and equipment specifically listed on Schedule 1 attached hereto;

    the vehicles specifically listed on Schedule 2, attached hereto;

    All proceeds from any of the property described in (a) and (b) above, including without limitation, insurance proceeds, proceeds of any noncommercial tort cause of action or settlement, and all replacements, substitutions, returns, additions, or renewals of same.

  Obligations. For purposes of this Agreement, "Obligations" shall mean and include any and all debts, obligations, duties, liabilities, and other covenants of Debtor or any other person in favor of Secured Party, now existing or hereafter arising, pursuant to, in connection with, or otherwise related to the Note or this Agreement, as any of the same may be modified from time to time in accordance therewith, including, without limitation:

    Full and timely reimbursement of all costs and expenses (including reasonable attorneys' fees) incurred by Secured Party for: (i) the collection of any funds or the enforcement of any rights under the Note or this Agreement; or (ii) the protection, maintenance, and enforcement of the security interest created under this Agreement;

    Any and all obligations and liabilities of Debtor related to the Note or this Agreement provided by law or required pursuant to any other agreement; and

S&W Seed Company
Conterra Agricultural Capital, LLC
R1028 ID Security Agreement

    Any and all obligations and liabilities of Debtor or any other person under any amendments, renewals, or restatements of the Note, this Agreement or any other related loan document.

  Representations and Warranties. Debtor represents and warrants to Secured Party the following:

    Title. Except as otherwise disclosed to Secured Party in writing prior to this Agreement, Debtor owns the Collateral free and clear of any and all liens, claims and encumbrances, except the security interest created under this Agreement, and no other person has any right, title, claim, license, security interest, lien, or other interest in, against, or to the Collateral;

    Authority. Debtor has full right, power, and authority to grant a security interest in the Collateral, to execute this Agreement to render the Collateral subject to the security interest created under this Agreement, and to perform all of Debtor's obligations under this Agreement. The individual executing this Agreement on behalf of Debtor has full right, power, and authority to execute this Agreement on behalf of Debtor and to bind Debtor hereunder by their acts and deeds;

    Information. The following information and all other factual information contained in this Agreement is accurate and complete as of the date hereof and does not fail to include any information necessary to make the same not materially misleading:

      Debtor is a corporation validly formed and in good standing under the laws of the State of Nevada. Debtor is qualified to transact business in and in good standing under the laws of the State of Idaho;

      Debtor's mailing address is: 106 K Street, Suite 300, Sacramento, CA 95814;

      All of the Collateral under this Agreement is located in Idaho; and

      Debtor's records concerning the Collateral are located at the following address: 106 K Street, Suite 300, Sacramento, CA 95814; and

    Security Interest. This Agreement is intended to create a valid security interest in the Collateral and, upon the filing of the appropriate financing statements, a perfected priority security interest in the Collateral in favor of Secured Party. The Debtor has taken all actions necessary to protect and perfect such security interest.

  Covenants of Debtor. Debtor hereby agrees:

    To defend the Collateral against all other persons who, at any time, may claim an interest in it;

    To do all acts that may be necessary to maintain, preserve, and protect the Collateral and not to fail to maintain or renew, and not to abandon, any Collateral;

    To not sell, encumber, or otherwise dispose of or transfer any Collateral or any right or interest therein without the Secured Party's prior written consent, and to keep the Collateral free of all liens or security interests (other than the security interest created under this Agreement or as disclosed by Debtor to Secured Party in writing prior to this Agreement);

S&W Seed Company
Conterra Agricultural Capital, LLC
R1028 ID Security Agreement

    To keep the Collateral insured against loss through theft, fire, or other casualty in an amount and manner approved by the Secured Party, to promptly provide proof of such insurance to Secured Party upon request and to cause to be included in each such insurance policy, as may be requested by Secured Party, endorsements in form and substance satisfactory to Secured Party (i) designating Secured Party as the party to receive payment of any proceeds payable as the result of a loss of all or any part of the Collateral under such policy, and (ii) requiring at least 30 days written notice to Secured Party prior to any modification, termination, or cancellation of any such policy. In all events, Debtor hereby assigns to Secured Party all of its rights, title, and interest in and to any proceeds of any insurance covering the Collateral, whether or not required under this Section 5, and authorizes Secured Party to take such acts and execute such documents as may be required to receive such proceeds. In the event Debtor fails to provide for all insurance coverage as required in this Section 5, Secured Party shall have, in addition to any other remedies available to it, the right to obtain satisfactory insurance coverage on the Collateral on its own behalf and Debtor agrees to reimburse Secured Party upon demand for all costs and expenses incurred in connection therewith;

    To give Secured Party reasonable access to and opportunity to inspect the Collateral, wherever located;

    To promptly pay when due all taxes, assessments, charges, encumbrances, and liens now or hereafter imposed upon or affecting any Collateral;

    To keep and maintain all of the records concerning the Collateral at the address indicated in this Agreement;

    To keep and maintain the Collateral at the address(es) indicated in this Agreement or at such other locations as may be approved by Secured Party;

    To notify Secured Party at least ten (10) business days prior to any change in: (i) the location of Debtor's place of business, (ii) Debtor's name, (iii) Debtor's type of business organization, (iv) Debtor's jurisdiction of organization, (v) the location of the Collateral, and (vi) any information set forth in Section 4(c) above;

    To comply and to maintain compliance with all laws, regulations, and ordinances relating to the possession and control of the Collateral; and

    To procure, execute, and deliver any endorsements, assignments, and other writings reasonably requested by Secured Party in order to perfect, maintain, and protect Secured Party's security interest in the Collateral and the priority thereof.

  Authorized Action by Secured Party. Debtor hereby authorizes Secured Party to, at Secured Party's sole option and without any obligation to do so, and regardless of whether the Collateral is in its possession:

    File or record any document necessary or convenient to perfect, continue, amend or terminate the security interest created under this Agreement, including, without limitation, any financing statements, including amendments, authorized to be filed under the Idaho Commercial Code or any comparable law in any jurisdiction. Debtor hereby ratifies any documents previously filed or recorded by Secured Party regarding the Collateral, including, without limitation, any and all previously filed financing statements;

    Enter Debtor's property to inspect the Collateral at any reasonable time, provided that Secured Party gives Debtor notice within two business days of any inspection; however, no notice shall be required for any entry by Secured Party in connection with exercise of any available remedy upon breach of this Agreement; and

S&W Seed Company
Conterra Agricultural Capital, LLC
R1028 ID Security Agreement

    Pay any costs reasonably necessary to obtain, preserve, maintain, defend and enforce the security interest created under this Agreement, and pay any amounts reasonably necessary to discharge encumbrances, maintain adequate insurance coverage and maintain compliance with applicable laws and ordinances affecting the Collateral, including, without limitation, the payment of taxes, assessments, and other charges required by law or contract, reasonable attorney fees and legal expenses and expenses associated with sale, repair or storage of all or any of the Collateral. Debtor agrees to reimburse Secured Party on demand for any such payments made or costs incurred by Secured Party and that such reimbursement obligation shall be a part of the Obligations.

  Default and Remedies. In the event of any failure or default by Debtor or any other person in the full and timely payment and performance of the Obligations, including, without limitation, any default by Debtor in the payment of any principal or in any other duty, covenant, or obligation under the Note, this Agreement or any other Loan Document (in each case, subject to the applicable cure periods set forth in Section 7 of the Note), Secured Party shall have all the rights and remedies of a secured party under the Idaho Commercial Code, including, without limitation, a right to do any one or more of the following without notice or demand:

    Take (or require Debtor to assemble and deliver to Secured Party at the Project at any reasonably specified time) and retain possession and control of all or any of the Collateral wherever it is located or at whatever location Secured Party deems appropriate upon removal, with or without judicial process;

    Sell, lease, or otherwise dispose of any or all Collateral by public or private sale or otherwise, on such terms and in such manner as Secured Party deems appropriate to preserve and protect its security interest;

    Enforce Secured Party's security interest by foreclosure or any other means permitted by law or under the terms of this Agreement; and

    Recover from Debtor all costs and expenses incurred by Secured Party in exercising any of its rights, powers, or remedies under this Agreement or as permitted by law, including without limitation, attorneys' fees and costs, appraisal costs, and costs of transporting or storing any or all of the Collateral.

  Notices. Any notice or other communication required or permitted to be given under this Agreement shall be delivered and become effective in accordance with the provisions of Section 12 of the Note.

  Cumulative Rights. The rights, powers, and remedies of Secured Party under this Agreement are in addition to any rights, powers, and remedies given to Secured Party by virtue of any statute or rule of law, the Note, or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party's security interest in the Collateral.

  Waiver. No forbearance or delay by Secured Party in exercising any right, power, or remedy shall constitute a waiver thereof, and every right, power, or remedy of Secured Party shall continue in full force and effect until such right, power, or remedy is specifically waived in a writing executed by Secured Party.

  Successors and Assigns. This Agreement and all rights and obligations hereunder shall be binding upon Debtor and its successors, assigns, personal representatives, and heirs; and shall inure to the benefit of Secured Party and its respective successors and assigns.

  Entire Agreement. This Agreement and the Note to which Debtor is a party together constitute the entire agreement between the Parties with regard to the subject matter of this Agreement. There are no other representations, agreements, or understandings, oral or written, between or among the parties relating to the subject matter of this Agreement.

S&W Seed Company
Conterra Agricultural Capital, LLC
R1028 ID Security Agreement

  No Modifications. No part of this Agreement may be modified, waived, limited, discharged, or terminated except in writing, signed by all Parties and expressly referring to this Agreement and to the provisions so modified or limited.

  Governing Law and Venue. This Agreement and all amendments relating hereto shall be governed by and construed under the laws of the State of Idaho without regard to principles of conflicts of law. Where applicable and except as otherwise defined herein or in the Note, terms used in this Agreement shall have the meanings given them in the Idaho Commercial Code.

  Use of Headings. Any headings contained in this Agreement are for reference purposes only and shall not be considered in construing this Agreement.

  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

  Severability. If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing those provisions and the rights and obligations of the Parties hereto shall be construed and enforced accordingly.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first set forth in this Agreement.

DEBTOR

S&W SEED COMPANY,
 a Nevada corporation

By _______________________________
Name: Matthew K. Szot
Title: Chief Financial Officer

SECURED PARTY

CONTERRA AGRICULTURAL CAPITAL, LLC,
 an Iowa limited liability company

By _______________________________
Name: Paul Erickson
Title: President

S&W Seed Company
Conterra Agricultural Capital, LLC
R1028 ID Security Agreement
Schedule 1

SCHEDULE 1

MACHINERY & EQUIPMENT

S&W Seed Company 4819 E. Lewis Lane, Nampa, ID 83686
Item	Description
1	AOC Stationary Belt Thresher
2	Almaco Plot Thresher
3	Belt Thresher
4	WinterSteiger Thresher
5	LD 350 Seed Thresher
6	LD180 Seed Thresher
7	South Dkota Seed Blower
8	Agriculex ASC-3 Seed Cleaner
9	Agriculex ASC-3 Seed Cleaner
10	Dryer Box
11	Lab Top Drier

12	Lab Scientific Labcon Level 2 Biosafety Cab
13	Lab Laminar Flow Hood
14	Autoclave
15	Bee Incubator
16	SG 30 Seed Germinator-Incubator
17	Seed Germinator-Incubator
18	Percival Seed Germinator Screened Cage Tops & Frame Work Approx. 30 EA 20'X30' Approx. 30 EA 10'X14' Approx.
19	20 EA Various Sizes
20	Polaris Ranger 2X4
21	Zebra Printer
22	Balance
23	Dissecting Microscope
24	Dissecting Scope
25	Electronic Scale
26	Microscope
27	72 Inch Flail Mower
28	2011 Frontier Rototiller 1307R
29	Plot Drill "Hedge 80" W/Extra Weights
30	Seeder/Plot Drill
31	Bush Hog 60" Tiller
32	Forage Chopper
33	Alfalfa Harvester
34	Wiley Mill
35	Plot Harvester
36	TXS65 Thermal Tag Printer-Rewinder
37	Flail Mower
38	Equipment Trailer
39	Big Ox 8' Terracer Blade

40	Used Forklift
41	Tiller/Sickle Bar with Trade
42	John Deer 8300 Grain Drill
43	Domries 8 Ft Disc
44	8.5 Ft Ring Packer
45	7 Ft Ring Packer
46	7 Ft Spring Shank Chisel
47	John Deer 50 Box Scraper
48	Hays Forks Loader Attachment
49	Pallett Fork Loader Attachment
50	Field Transplanter Home Made
51	Catlin MFG Gopher Poison Machine
52	8 Ft Rod Weeder
53	Rankin 3 Tooth 7 Ft Ripper
54	2 Misc Tool Bars with Shovels
55	John Deer 3 Bottom Roll Over Plow
56	Pipe Trailer
57	John Deer Row Marker
58	Home Made Row Marker
59	Fuel Tank Gas/Diesel on Trailer
60	New Holland 520 Manure Spreader
61	Older Manure Spreader (Make Unknown)
62	3" X 40' Alum. Handline Approx. 150 each
63	3 Pt Sprayer with Poly Tank Herbicide
64	3 Pt Sprayer with Poly Tank Pesticide
65	30 Ft Spray Boom
66	Emglow 5HP Air Compressor
67	Panasonic Toughpad
68	Braber Dry Fertilizer Spreader 3 Pt
69	5500 Tractor
70	Ford 1520 Tractor W/Loader & BKT
71	Case 35 Hydrostat Tractor with Loader and 80" Belly Mower
72	Portable Dust Collection System
73	M5091 Tractor with Cab and Radio
74	Agtech Products Inc. - Lab Equipment for Nampa Research Facility
75	Foss North America - Used FOSS NIRS DS2500 S/N 91753101 64 BIT Dell for Stevia Analysis
Computer and Networking Equipment
76	(LOT)
79	Westrup HA 400 Brusch Machine
80	1987 Jacobson Bumper Pull Equip Trailer VIN #1J9DE2H27HF015072
81	American Trailer Sales Co. - Research Trailer VIN #16VGX252XG4086523

S&W Seed Company, 9178 Lakeshore Drive, Nampa, Idaho. 83686-9202
Item	Description
1	6141 (EA) Steel Seed Bins. Approx. 4 ft. X 4 ft. X 4ft. Throughout all warehouses
2	2,500 (EA) Cardboard Seed Bins
159	03 Hyster S50XM Forklift
160	WMS Fork Truck Mount Units
161	WMS Forklift Mounts
162	WMS Units for New Fork Trucks
163	2003POWERNESTER Clamp
164	2009HYSTERH50FT H50FT
165	2009HYSTERS50FT189 S50FT
166	S50FT2009HYSTER189 S50FT
167	2009HYSTERS50FT189 S50FT
168	Hyster
169	Hyster
170	Power Boss
171	Hyster
172	Hyster
173	Trimble GPS
174	Bee Trailer
175	4X4 Utility Vehicle-Kawasaki Mule
176	Case Loader for Tractor
177	Kubota Tractor
178	Scissor Lift
179	Well House Backup Generator
180	Automatic External Defibrillator
181	BM&M Cleaner (Screen Cleaner)
182	Box Washer
183	Bulk Bag Hanger
184	Car Unloader Conveyor
185	Fluke Thermal Imager
186	Formax Cutter FD572
187	Formax Cutter FD572
188	Formax Cutter FD572
189	GPS Recording Equipment
190	Inspection Vibrator
191	Mica Transfer Sys-Bulk Bags to Stg Tank
192	Miller Retrieval Units
193	Truck Scale (#5)
194	Weather Loggers
195	Outdoor Platform Scale (#8)
196	Portable Platform Scale (#2)
197	Portable Scales
198	Band Saw
199	Chain Hoist

200	Metal Shear Hydraulic 52"
201	Plasma Cutter
202	Plasma Cutter
203	Wire Feed Welder
204	Wire Feed Welder
205	Miller Shopmaster Combo
206	National 48" Box and Pan Break
207	Speedflo PT4500 Airless Paint Sprayer
208	Vertical Mill
209	Welder Syncrowave 210 Series Tig/Mig
210	Welder/Compressor/Generator Combo
211	Engine Lathe
212	Press
213	Ironworker
214	Tool Storage Cabinets
215	Misc. Shop Support Small Tools
216	SG30 Seed Germinator
217	(2) Victor 6-Drawer File
218	Binocular Microscopes
219	Clipper Cleaner (Lab Model)
220	Germinator/Growth Chamber
221	Germinator/Growth Chamber
222	Microscope With Illuminator
223	6' Velvet Roll, Lab
224	Chairs-Training Area
225	Furniture-Office Construction
226	HP LaserJet 9050dn-Printer
227	Lanier LD550 C Copier/Printer
228	LaserJet 400 N Printer/Ethernet
229	Partner Plus Phone System
230	Phone System
231	Sharp MX5111N Copier/Printer
232	Typewriter
233	Goodman A/C and Installation
234	Furniture, cubicles, main office
235	Computer
236	Networking Equipment
237	Vee Ditcher, 8 row cultivator, 13' disc
238	Border Plow
239	Lawn Mower
240	Monosem Planter (alfalfa)
241	6 Row Precision Planter
242	Farmall
243	Utility Trailer
244	7' X 18' Flatbed Tilt Deck
245	Trailer Vin #5PTGF3523E1021055

SCHEDULE 2

VEHICLES

Asset #	Class	State	Loc	Equipment Property Description	Purchase/In Service Date	Purchase Price	NBV 9/30/2017
V201303-3	S&W	Idaho	Nampa	2013 Dodge Ram 1500 Laramie Crew Cab VIN#1C6RR7NT1DS619488	3/13/2013	48,756	4,063
13699	Pioneer	Idaho	Nampa	2013 F150 XLT VIN# 1FTFW1ET5DKE25192	12/31/2014	25,000	7,812
13827	Pioneer	Idaho	Nampa	2013 F250 XLT VIN# 1FT7W2BT4DEA70383	12/31/2014	34,000	10,625
14609	Pioneer	Idaho	Nampa	2014 F150 XLT VIN# 1FTFW1EF0EKD28249	12/31/2014	30,000	9,375
61039	Pioneer	Idaho	Nampa	Utility Trailer	12/31/2014	3,500	1,094
61054	Pioneer	Idaho	Nampa	7'x18' Flatbed Tilt Deck	12/31/2014	2,500	781
10008	Pioneer	Idaho	Nampa	2008 F150 XLT VIN# 1FTPW14V68KE07653	12/31/2014	15,000	4,688
08095	Pioneer	Idaho	Nampa	2008 F550 XLT VIN# 1FDAF57Y78ED02598	12/31/2014	17,500	5,469
08454	Pioneer	Idaho	Nampa	2010 F150 XLT VIN# 1FTFX1EV8AKA32734	12/31/2014	15,000	4,688
13455	Pioneer	Idaho	Nampa	2013 F150 XLT VIN# 1FTFW1ET6DKD66430	12/31/2014	25,000	7,812
0382	Pioneer	Idaho	Nampa	2003POWERNESTER Clamp	12/31/2014	1,500	469
09740	Pioneer	Idaho	Nampa	2009HYSTERH50FT H50FT	12/31/2014	15,000	4,688
09737	Pioneer	Idaho	Nampa	2009HYSTERS50FT189 S50Ft	12/31/2014	15,000	4,688
09739	Pioneer	Idaho	Nampa	S50FT2009HYSTER189 S50FT	12/31/2014	15,000	4,688
09738	Pioneer	Idaho	Nampa	2009HYSTERS50FT189 S50FT	12/31/2014	15,000	4,688
8258	Pioneer	Idaho	Nampa	2008 F150 XLT VIN# 1FTPX14V28KC96595	12/31/2014	14,825	4,633
12103	Pioneer	Idaho	Nampa	Hyster	12/31/2014	27,207	8,502
14037	Pioneer	Idaho	Nampa	Hyster	12/31/2014	37,143	11,607
14033	Pioneer	Idaho	Nampa	Power Boss	12/31/2014	31,559	9,862
14036	Pioneer	Idaho	Nampa	Hyster	12/31/2014	37,143	11,607
13186	Pioneer	Idaho	Nampa	Hyster	12/31/2014	31,869	9,959
11654	Pioneer	Idaho	Nampa	Farman	12/31/2014	16,136	5,042
V201502	Pioneer	Idaho	Nampa	2015 Dodge Ram 5500 Vin# 3C7WRNBL1FG611845 Nampa Pioneer	2/28/2015	53,926	25,165
V201503	Pioneer	Idaho	Nampa	Trailer Vin #5PTGF3523E1021055	3/31/2015	10,070	3,566
Adjustment	Pioneer	Idaho	Nampa	2008 F150 VIN: 1FTPX14V28KC96595	12/31/2014	14,825	4,633
Adjustment	Pioneer	Idaho	Nampa	1987 JACOBSEN BUMPER PULL EQUIP TRAILER VIN #1J9DE2H27HF015072	12/31/2014	1,500	469
V201509	S&W	Idaho	Nampa	2012 - Mazda3 Gray Vin #JM1BL1L98C1685959	9/30/2015	12,600	7,350
V201606	Pioneer	Idaho	Nampa	2016 Dodge 3500 Ram Pickup VIN 3C63R3GL3GG290526	6/2/2016	46,629	34,194

SECURITY AGREEMENT

This Security Agreement (this "Agreement") is entered into as of November 30, 2017, by and between S&W SEED COMPANY, a Nevada corporation ("Debtor"), and CONTERRA AGRICULTURAL CAPITAL, LLC, an Iowa limited liability company ("Secured Party").

RECITALS

A. Secured Party has made a loan to Debtor in the original principal amount of Two Million One Hundred Thousand and no/100 Dollars ($2,100,00.00), which is evidenced by, among other things, that certain promissory note by Debtor in favor of Secured Party (as amended, supplemented, or restated, the "Note") as of the date of this Agreement.

B. Debtor desires to create and grant in favor of Secured Party, and Secured Party desires to accept, a security interest in all Collateral (as defined herein) to secure full and timely payment and performance of all Obligations (as defined herein).

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor and Secured Party (each a "Party" and collectively, the "Parties") agree as follows:

AGREEMENT

  Grant of Security Interest. The Parties agree that the recitals set forth above are true and correct and are hereby incorporated in and made a part of this Agreement. Debtor hereby pledges and grants to Secured Party a security interest in all Collateral (as defined in Section 2 below) to secure full and timely payment and performance of all Obligations (as defined in Section 3 below).

  Collateral. For purposes of this Agreement, "Collateral" shall mean and include any and all of Debtor's right, title, or interest, now owned or later acquired by Debtor, wherever located, in or to the following:

    the machinery and equipment specifically listed on Schedule 1 attached hereto;

    the vehicles specifically listed on Schedule 2, attached hereto;

    All proceeds from any of the property described in (a) and (b) above, including without limitation, insurance proceeds, proceeds of any noncommercial tort cause of action or settlement, and all replacements, substitutions, returns, additions, or renewals of same.

  Obligations. For purposes of this Agreement, "Obligations" shall mean and include any and all debts, obligations, duties, liabilities, and other covenants of Debtor or any other person in favor of Secured Party, now existing or hereafter arising, pursuant to, in connection with, or otherwise related to the Note or this Agreement, as any of the same may be modified from time to time in accordance therewith, including, without limitation:

    Full and timely reimbursement of all costs and expenses (including reasonable attorneys' fees) incurred by Secured Party for: (i) the collection of any funds or the enforcement of any rights under the Note or this Agreement; or (ii) the protection, maintenance, and enforcement of the security interest created under this Agreement;

    Any and all obligations and liabilities of Debtor related to the Note or this Agreement provided by law or required pursuant to any other agreement; and

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S&W Seed Company
Conterra Agricultural Capital, LLC
R1028 WI Security Agreement

    Any and all obligations and liabilities of Debtor or any other person under any amendments, renewals, or restatements of the Note, this Agreement or any other related loan document.

  Representations and Warranties. Debtor represents and warrants to Secured Party the following:

    Title. Except as otherwise disclosed to Secured Party in writing prior to this Agreement, Debtor owns the Collateral free and clear of any and all liens, claims and encumbrances, except the security interest created under this Agreement, and no other person has any right, title, claim, license, security interest, lien, or other interest in, against, or to the Collateral;

    Authority. Debtor has full right, power, and authority to grant a security interest in the Collateral, to execute this Agreement to render the Collateral subject to the security interest created under this Agreement, and to perform all of Debtor's obligations under this Agreement. The individual executing this Agreement on behalf of Debtor has full right, power, and authority to execute this Agreement on behalf of Debtor and to bind Debtor hereunder by their acts and deeds;

    Information. The following information and all other factual information contained in this Agreement is accurate and complete as of the date hereof and does not fail to include any information necessary to make the same not materially misleading:

      Debtor is a corporation validly formed and in good standing under the laws of the State of Nevada. Debtor is qualified to transact business in and in good standing under the laws of the State of Wisconsin;

      Debtor's mailing address is: 106 K Street, Suite 300, Sacramento CA, 95814;

      All of the Collateral under this Agreement is located in Wisconsin; and

      Debtor's records concerning the Collateral are located at the following address: 106 K Street, Suite 300, Sacramento CA, 95814; and

    Security Interest. This Agreement is intended to create a valid security interest in the Collateral and, upon the filing of the appropriate financing statements, a perfected priority security interest in the Collateral in favor of Secured Party. The Debtor has taken all actions necessary to protect and perfect such security interest.

  Covenants of Debtor. Debtor hereby agrees:

    To defend the Collateral against all other persons who, at any time, may claim an interest in it;

    To do all acts that may be necessary to maintain, preserve, and protect the Collateral and not to fail to maintain or renew, and not to abandon, any Collateral;

    To not sell, encumber, or otherwise dispose of or transfer any Collateral or any right or interest therein without the Secured Party's prior written consent, and to keep the Collateral free of all liens or security interests (other than the security interest created under this Agreement or as disclosed by Debtor to Secured Party in writing prior to this Agreement);

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S&W Seed Company
Conterra Agricultural Capital, LLC
R1028 WI Security Agreement

    To keep the Collateral insured against loss through theft, fire, or other casualty in an amount and manner approved by the Secured Party, to promptly provide proof of such insurance to Secured Party upon request and to cause to be included in each such insurance policy, as may be requested by Secured Party, endorsements in form and substance satisfactory to Secured Party (i) designating Secured Party as the party to receive payment of any proceeds payable as the result of a loss of all or any part of the Collateral under such policy, and (ii) requiring at least 30 days written notice to Secured Party prior to any modification, termination, or cancellation of any such policy. In all events, Debtor hereby assigns to Secured Party all of its rights, title, and interest in and to any proceeds of any insurance covering the Collateral, whether or not required under this Section 5, and authorizes Secured Party to take such acts and execute such documents as may be required to receive such proceeds. In the event Debtor fails to provide for all insurance coverage as required in this Section 5, Secured Party shall have, in addition to any other remedies available to it, the right to obtain satisfactory insurance coverage on the Collateral on its own behalf and Debtor agrees to reimburse Secured Party upon demand for all costs and expenses incurred in connection therewith;

    To give Secured Party reasonable access to and opportunity to inspect the Collateral, wherever located;

    To promptly pay when due all taxes, assessments, charges, encumbrances, and liens now or hereafter imposed upon or affecting any Collateral;

    To keep and maintain all of the records concerning the Collateral at the address indicated in this Agreement;

    To keep and maintain the Collateral at the address(es) indicated in this Agreement or at such other locations as may be approved by Secured Party;

    To notify Secured Party at least ten (10) business days prior to any change in: (i) the location of Debtor's place of business, (ii) Debtor's name, (iii) Debtor's type of business organization, (iv) Debtor's jurisdiction of organization, (v) the location of the Collateral, and (vi) any information set forth in Section 4(c) above;

    To comply and to maintain compliance with all laws, regulations, and ordinances relating to the possession and control of the Collateral; and

    To procure, execute, and deliver any endorsements, assignments, and other writings reasonably requested by Secured Party in order to perfect, maintain, and protect Secured Party's security interest in the Collateral and the priority thereof.

  Authorized Action by Secured Party. Debtor hereby authorizes Secured Party to, at Secured Party's sole option and without any obligation to do so, and regardless of whether the Collateral is in its possession:

    File or record any document necessary or convenient to perfect, continue, amend or terminate the security interest created under this Agreement, including, without limitation, any financing statements, including amendments, authorized to be filed under the Wisconsin Commercial Code or any comparable law in any jurisdiction. Debtor hereby ratifies any documents previously filed or recorded by Secured Party regarding the Collateral, including, without limitation, any and all previously filed financing statements;

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S&W Seed Company
Conterra Agricultural Capital, LLC
R1028 WI Security Agreement

    Enter Debtor's property to inspect the Collateral at any reasonable time, provided that Secured Party gives Debtor notice within two business days of any inspection; however, no notice shall be required for any entry by Secured Party in connection with exercise of any available remedy upon breach of this Agreement; and

    Pay any costs reasonably necessary to obtain, preserve, maintain, defend and enforce the security interest created under this Agreement, and pay any amounts reasonably necessary to discharge encumbrances, maintain adequate insurance coverage and maintain compliance with applicable laws and ordinances affecting the Collateral, including, without limitation, the payment of taxes, assessments, and other charges required by law or contract, reasonable attorney fees and legal expenses and expenses associated with sale, repair or storage of all or any of the Collateral. Debtor agrees to reimburse Secured Party on demand for any such payments made or costs incurred by Secured Party and that such reimbursement obligation shall be a part of the Obligations.

  Default and Remedies. In the event of any failure or default by Debtor or any other person in the full and timely payment and performance of the Obligations, including, without limitation, any default by Debtor in the payment of any principal or in any other duty, covenant, or obligation under the Note, this Agreement or any other Loan Document (in each case, subject to the applicable cure periods set forth in Section 7 of the Note), Secured Party shall have all the rights and remedies of a secured party under the Wisconsin Commercial Code, including, without limitation, a right to do any one or more of the following without notice or demand:

    Take (or require Debtor to assemble and deliver to Secured Party at the Project at any reasonably specified time) and retain possession and control of all or any of the Collateral wherever it is located or at whatever location Secured Party deems appropriate upon removal, with or without judicial process;

    Sell, lease, or otherwise dispose of any or all Collateral by public or private sale or otherwise, on such terms and in such manner as Secured Party deems appropriate to preserve and protect its security interest;

    Enforce Secured Party's security interest by foreclosure or any other means permitted by law or under the terms of this Agreement; and

    Recover from Debtor all costs and expenses incurred by Secured Party in exercising any of its rights, powers, or remedies under this Agreement or as permitted by law, including without limitation, attorneys' fees and costs, appraisal costs, and costs of transporting or storing any or all of the Collateral.

  Notices. Any notice or other communication required or permitted to be given under this Agreement shall be delivered and become effective in accordance with the provisions of Section 12 of the Note.

  Cumulative Rights. The rights, powers, and remedies of Secured Party under this Agreement are in addition to any rights, powers, and remedies given to Secured Party by virtue of any statute or rule of law, the Note, or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party's security interest in the Collateral.

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S&W Seed Company
Conterra Agricultural Capital, LLC
R1028 WI Security Agreement

  Waiver. No forbearance or delay by Secured Party in exercising any right, power, or remedy shall constitute a waiver thereof, and every right, power, or remedy of Secured Party shall continue in full force and effect until such right, power, or remedy is specifically waived in a writing executed by Secured Party.

  Successors and Assigns. This Agreement and all rights and obligations hereunder shall be binding upon Debtor and its successors, assigns, personal representatives, and heirs; and shall inure to the benefit of Secured Party and its respective successors and assigns.

  Entire Agreement. This Agreement and the Note to which Debtor is a party together constitute the entire agreement between the Parties with regard to the subject matter of this Agreement. There are no other representations, agreements, or understandings, oral or written, between or among the parties relating to the subject matter of this Agreement.

  No Modifications. No part of this Agreement may be modified, waived, limited, discharged, or terminated except in writing, signed by all Parties and expressly referring to this Agreement and to the provisions so modified or limited.

  Governing Law and Venue. This Agreement and all amendments relating hereto shall be governed by and construed under the laws of the State of Wisconsin without regard to principles of conflicts of law. Where applicable and except as otherwise defined herein or in the Note, terms used in this Agreement shall have the meanings given them in the Wisconsin Commercial Code.

  Use of Headings. Any headings contained in this Agreement are for reference purposes only and shall not be considered in construing this Agreement.

  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

  Severability. If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing those provisions and the rights and obligations of the Parties hereto shall be construed and enforced accordingly.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first set forth in this Agreement.

DEBTOR

S&W SEED COMPANY,
a Nevada corporation

By /s/ Matthew K. Szot

Name: Matthew K. Szot

Title: Chief Financial Officer

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S&W Seed Company
Conterra Agricultural Capital, LLC
R1028 WI Security Agreement

SECURED PARTY

CONTERRA AGRICULTURAL CAPITAL, LLC,
an Iowa limited liability company

By /s/ Paul Erickson

Name: Paul Erickson

Title: President

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S&W Seed Company
Conterra Agricultural Capital, LLC
R1028 WI Security Agreement
Schedule 1

SCHEDULE 1

MACHINERY & EQUIPMENT

S& W Seed Company W 8131 State Hwy 60, Arlington, WI 53911
Item	Description
1	AED Unit
2	Alfalfa GH Exp - Lauer Rolling Benches
3	Alfalfa Harvester
4	Falc Rotary Tiller Model CS4-1800 (72")
5	Flail Mower
6	Flail Mower
7	Forage Harvester
8	Gooseneck Trailer, 83"x32'x4'
9	Hege 80 Plot Planter
10	Irrigation Pump
11	Kuhn Rototiller
12	Landpride FM1488 Flail Mower
13	LD180 Seed Thresher
14	Modine Heater Unit
15	Peristaltic Pump
16	Vicon Fertilizer Spreader
17	Backup Generator
18	Ferris Lawn Mower
19	Ford 1510 Diesel 4WD Tractor
20	Ford 1520 Tractor W/4WD
21	High Power Washer
22	Allegro Field PC
23	Allegro Field PC
24	Allegro Field PC
25	Allegro Field PC
26	Chemical Storage Cabinet
27	Drying Oven
28	Greenhouse Benches
29	Phone System
30	Autoclave
31	Centrifuge, Thermo Scientific Legend XT
32	Compound Microscope
33	Electronic Balance
34	Electronic Scale
35	Incubator
36	Lab Homogenizer
37	Laminar Flow Hood
38	Stereomicroscope System w/Light Source
39	ASC-3 Cleaner, stand & Side Funnel
40	Freeze Dryer
41	Greenhouse Shade Cloth
42	Growth Chamber
43	Homogenizer
44	Portable Dust Collection System
45	Seed Cleaner
46	Seed Thresher
47	Seed Thresher
48	Shaker & Platform
49	M8836 Kubota Tractor with Loader QuantSudio6, a qPCR/Real Time PCR Machine for Gene
50	Introgression and Selections
51	Life Technologies Corp-NanoDrop for QPCR Equipment
52	McFarlane Mfg. Co. Inc. - Landpride APSSP 1596 Snow Pusher

Item	Description
53	Arlington Hardware Co. Inc. - Air Handler with 2 Ton Condensing Unit
54	Landpride APS1548 Seeder Ser# 870271
55	Golf Cart S/N 0330-303268
56	Golf Cart Used
57	Irrigation Handline
58	Irrigation Trailer
59	JD Grain Drill
60	JD Manure Spreader
61	Sprayer 55 Gal.
62	Sprayer 55 Gal.
63	Sprayer 55 Gal.
64	Garden Rototiller Husqvarna
65	Shop Air Compressor DeWalt
66	Diesel Fuel Tank And Cart
67	Small Kubota B2320
68	Massey Ferguson 1726E
69	Transplanter Old Style
70	Transplanter New Style
71	Field Cultivator
72	Deep Tiller
73	Cultipacker
74	Cultipacker
75	Barn Fan
76	Barn Fan
77	18' Trailer
78	Undercutter
79	Row Marker
80	Irrigation Wheel
81	Conviron Growth Chamber
82	Ice Maker
83	IsoTemp Lab Fridge
84	WWR Lab Fridge
85	Small Lab Fridge Revco
86	Manostat Hyprostatic Pump
87	Epson Projector
88	Stake Printer
89	Zebra Printer Stake Lab
90	Zebra Printer Seed Lab
91	Ricoh Copier Scanner
92	Air Compressor Seed Lab 12 Gal.
93	Seed Dryer VWR 1370F
94	Field Sample Fridge
95	Freezer Kenmore 12
96	Thresher Small Black
97	Computer & Networking Equipment (LOT)

S&W Seed Company
Conterra Agricultural Capital, LLC
R1028 WI Security Agreement
Schedule 2

SCHEDULE 2

VEHICLES

Assest #	Class	State	Loc	Equipment Property Description	Purchase/In Service Date	Purchase Price	NBV 9/30/2017
13623	Pioneer	Wisconsin	Arlington	2013 F150 XLT VIN# 1FTFW1ET4DKE19187	12/31/2014	25,000	7,812
10252	Pioneer	Wisconsin	Arlington	2010 F550 XLT VIN# 1FDAW5GR6AEB43085	12/31/2014	27,000	8,438
13016	Pioneer	Wisconsin	Arlington	Farmall	12/31/2014	16,369	5,115
14731	Pioneer	Wisconsin	Arlington	Kubota	12/31/2014	19,612	14,708

Recording Requested By:

Conterra Agricultural Capital, LLC

After Recording Return To:

Conterra Agricultural Capital, LLC
7755 Office Plaza Dr. North, Suite 195
West Des Moines, IA 50266
Sarah Streeter

[Space Above This Line For Recording Data]

DEED OF TRUST

Security Agreement, Assignment of Rents and Fixture Filing

DEFINITIONS

Words used in multiple sections of this document are defined below and other words are defined in certain Sections of this document. Certain rules regarding the usage of words used in this document are also provided in Section 13.

(A) "Security Instrument" means this document, which is dated November 30, 2017, together with all Riders to this document.

(B) "Borrower" is Seed Holding, LLC, a Nevada limited liability company. Borrower is the trustor under this Security Instrument. Borrower's address is 106 K Street, Suite 300, Sacramento, CA 95814.

(C) "Lender" is Conterra Agricultural Capital, LLC. Lender is a limited liability company organized and existing under the laws of Iowa. Lender's address is 7755 Office Plaza Dr. North, Suite 195 West Des Moines, IA 50266. Lender is the beneficiary under this Security Instrument.

(D) "Trustee" is First American Title and Escrow Company.

(E) "Note" means the promissory note signed by Borrower and dated November 30, 2017. The Note states that Borrower owes Lender Ten Million Four Hundred Thousand and 00/100 Dollars (U.S.$10,400,000.00) plus interest. Borrower has promised to pay this debt in regular Periodic Payments and to pay the debt in full not later than January 1, 2021.

(F) "Property" means the property that is described below under the heading "Transfer of Rights in the Property."

(G) "Loan" means the debt evidenced by the Note, plus interest, any prepayment charges and late charges due under the Note, and all sums due under this Security Instrument, plus interest.

(H) "Riders" mean all Riders to this Security Instrument that are executed by Borrower. The following Riders are to be executed by Borrower [check box as applicable]:

California--uniform instrument	Form 5000.05 4/23/07

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☐ Irrigation Equipment Rider ☐ Adjustable Rate Rider ☐ Mortgage Insurance Rider	☐ Water Rights Rider ☐ Permitted Prior Encumbrance Rider ☒ Financial Information and Covenants Rider
☒ Other(s): Cross Default Rider, Cross Collateralization Rider

(I) "Applicable Law" means all controlling applicable federal, state and local statutes, regulations, ordinances and administrative rules and orders (that have the effect of law) as well as all applicable final, non-appealable judicial opinions.

(J) "Electronic Funds Transfer" means any transfer of funds, other than a transaction originated by check, draft, or similar paper instrument, which is initiated through an electronic terminal, telephonic instrument, computer, or magnetic tape so as to order, instruct, or authorize a financial institution to debit or credit an account. Such term includes, but is not limited to, point-of-sale transfers, automated teller machine transactions, transfers initiated by telephone, wire transfers, and automated clearinghouse transfers.

(K) "Miscellaneous Proceeds" means any compensation, settlement, award of damages, or proceeds paid by any third party (other than insurance proceeds paid under the coverages described in Section 4) for: (1) damage to, or destruction of, the Property; (ii) condemnation or other taking of all or any part of the Property; (iii) conveyance in lieu of condemnation; or (iv) misrepresentations of, or omissions as to, the value and/or condition of the Property.

(L) "Periodic Payment" means the regularly scheduled amount due for principal and interest under the Note.

(M) "Successor in Interest of Borrower" means any party that has taken title to the Property, whether or not that party has assumed Borrower's obligations under the Note and/or this Security Instrument.

TRANSFER OF RIGHTS IN THE PROPERTY

This Security Instrument secures to Lender: (i) the repayment of the Loan, and all renewals, extensions and modifications of the Note; and (ii)the performance of Borrower's covenants and agreements under this Security Instrument and the Note. For this purpose, Borrower irrevocably grants and conveys to Trustee, in trust, with power of sale, the following described property located in the County [Type of Recording Jurisdiction] of Fresno [Name of Recording Jurisdiction]:

SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF.

which currently has the address of :

Agricultural Land and Seed Processing Facilities
Fresno County, California
("Property Address"):

subject only to those matters set forth in the Permitted Prior Encumbrance Rider, if said rider is attached (hereafter "Permitted Prior Encumbrances");

TOGETHER WITH all buildings, improvements, fixtures and permanent plantings located therein or thereon or appurtenant thereto, and all additions, replacements, and improvements hereafter made thereto or placed therein or thereon; all rights-of-way, easements, rents, issues, profits, income, proceeds and general intangibles there from, tenements, hereditaments, remainders, reversions, privileges and appurtenances thereunto belonging, however evidenced which are used or enjoyed in connection with the real property now or hereafter owned or belonging to the same or which hereafter may be acquired and so used or enjoyed;

California--uniform instrument	Form 5000.05 4/23/07

2

TOGETHER WITH water and water rights now owned or hereafter acquired by Borrower and howsoever evidenced, including but not limited to any water rights specifically described in the Water Rights Rider if said rider is attached hereto, whether such water and water rights are riparian, appropriative or otherwise and whether or not appurtenant to the real property, along with all ditch and ditch rights and any shares of stock, licenses, permits and contracts evidencing such water or ditch rights, and all wells, reservoirs, dams, embankments or fixtures relating thereto;

TOGETHER WITH all personal property, including all windmills, pumps, irrigation equipment, motors, engines, and devices of every kind now or hereafter used for or in connection with the irrigation of the real property, or for stock watering or domestic purposes thereon, which are owned by Borrower and which are located on the real property in Fresno County, California, described above together with all additional accessions, replacements, improvements, repairs and substitutions to said property and the proceeds thereof and all other fixtures now or hereafter located upon the real property, all of which are declared to be appurtenant to said real property, or incident to the ownership thereof, or used in connection therewith;

TOGETHER WITH all judgments, awards of damages, settlements and payments or security (i) hereafter made as a result of or in lieu of any taking of all or any part of the real property under the power of eminent domain or for any damage to the real property and/or the improvements located thereon, or any part thereof, and (ii) hereafter made for any damage to the real property and/or the improvements located thereon, or any part thereof resulting from exercise of or attempted exercise of mining rights or claims, however reserved or asserted, and resulting from the disturbance of any of the surface of the real property. Borrower does hereby covenant and agree that Borrower will not give such consent as may be required of the owner for mining or other surface disturbance by the terms of any patent, deed, statute, law or otherwise, without the prior written consent of Lender;

TOGETHER WITH all proceeds of and any unearned premiums on any insurance policies covering the real property and/or the improvements located thereon, including, without limitation, the right to receive and apply the proceeds of any insurance judgments, or settlements made in lieu thereof, for damage to the real property and/or the improvements located thereon or the indebtedness secured thereby;

TOGETHER WITH all contract rights, chattel paper, documents, accounts and general intangibles, rights to performance, entitlement to payment in cash or in kind, or any other benefits under any current or future governmental program which pertain to the real property, whether now or hereafter existing or acquired;

TOGETHER WITH all cash and noncash proceeds of the conversion, voluntary or involuntary, of any of the foregoing;

TOGETHER WITH any and all of Borrower's right, title, and/or interest in any and all system memberships and/or ownership certificates in any non-municipal water sewer systems now or in the future serving said property.

All replacements and additions shall also be covered by this Security Instrument.

All of the foregoing is referred to in this Security Instrument as the "Property."

For clarity, notwithstanding the foregoing or any other provision of this Security Instrument, the Property shall specifically exclude (a) all Collateral as defined in the Security Agreement, dated November 30, 2017, by and between Lender and S&W Seed Company granting Lender a security interest in such Collateral located in California and securing that certain promissory note entered into by S&W Seed Company in the amount of $2,100,00.00 in favor of Lender (Loan # R1028) and (b) all seed or other products produced, processed or stored on the Property.

California--uniform instrument	Form 5000.05 4/23/07

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BORROWER COVENANTS that Borrower is lawfully seised of the estate hereby conveyed and has the right to grant and convey the Property and that the Property is unencumbered, except for encumbrances of record and specifically those permitted prior encumbrances, if any, set forth in the Permitted Prior Encumbrances Rider if said rider is attached to this Security Instrument. Borrower warrants and will defend generally the title to the Property against all claims and demands, subject to any encumbrances of record.

THIS SECURITY INSTRUMENT combines uniform covenants for national use and non-uniform covenants with limited variations by jurisdiction to constitute a uniform security instrument covering real property, fixtures, and certain personal property.

UNIFORM COVENANTS. Borrower and Lender covenant and agree as follows:

1. Payment of Principal, Interest, Prepayment Charges, Yield Maintenance Premiums and Late Charges. Borrower shall pay when due the principal of, and interest on, the debt evidenced by the Note and any yield maintenance premiums, any prepayment charges and late charges due under the Note. Payments due under the Note and this Security Instrument shall be made in U.S. currency. However, if any check or other instrument received by Lender as payment under the Note or this Security Instrument is returned to Lender unpaid, Lender may require that any or all subsequent payments due under the Note and this Security Instrument be made in one or more of the following forms, as selected by Lender: (a) cash; (b) money order; (c) certified check, bank check, treasurer's check or cashier's check, provided any such check is drawn upon an institution whose deposits are insured by a federal agency, instrumentality, or entity; or (d) Electronic Funds Transfer.

Payments are deemed received by Lender when received at the location designated in the Note or at such other location as may be designated by Lender in accordance with the notice provisions in Section 12. Lender may return any payment or partial payment if the payment or partial payment is insufficient to bring the Loan current. Lender may accept any payment or partial payment insufficient to bring the Loan current, without waiver of any rights hereunder or prejudice to its rights to refuse such payment or partial payment in the future, but Lender is not obligated to apply such payments at the time such payments are accepted Lender may hold such unapplied funds until Borrower makes payment to bring the Loan current. If Borrower does not do so within a reasonable period of time, Lender shall either apply such funds or return them to Borrower. If not applied earlier, such funds will be applied to the outstanding principal balance under the Note immediately prior to foreclosure. No offset or claim which Borrower might have now or in the future against Lender shall relieve Borrower from making payments due under the Note and this Security Instrument or performing the covenants and agreements secured by this Security Instrument.

2. Application of Payments or Proceeds. Unless required by Applicable Law, payments will be applied first to accrued unpaid interest, then second to principal, third to advances under this Security Instrument, and finally to late charges. Such payments shall be applied to each Periodic Payment in the order in which it became due.

If Lender receives a payment from Borrower for a delinquent Periodic Payment which includes a sufficient amount to pay any late charge due, the payment may be applied to the delinquent payment and the late charge. If more than one Periodic Payment is outstanding, Lender may apply any payment received from Borrower to the repayment of the Periodic Payments if, and to the extent that, each payment can be paid in full. To the extent that any excess exists after the payment is applied to the full payment of one or more Periodic Payments, such excess may be applied to any late charges due. Voluntary prepayments shall be applied first to any prepayment charges and then as described in the Note.

Any application of payments, insurance proceeds, or Miscellaneous Proceeds to principal due under the Note shall not extend or postpone the due date, or change the amount, of the Periodic Payments.

3. Charges; Liens. Borrower shall pay all taxes, assessments, charges, fines, and impositions attributable to the Property which can attain priority over this Security Instrument, leasehold payments or ground rents on the Property, if any.

Borrower shall promptly discharge any lien which has priority over this Security Instrument unless Borrower: (a) agrees in writing to the payment of the obligation secured by the lien in a manner acceptable to Lender, but only so long as Borrower is performing such agreement; (b) contests the lien in good faith by, or defends against enforcement of the lien in, legal proceedings which in Lender's opinion operate to prevent the enforcement of the lien while those proceedings are pending, but only until such proceedings are concluded; or (c) secures from the holder of the lien an agreement satisfactory to Lender subordinating the lien to this Security Instrument. If Lender determines that any part of the Property is subject to a lien which can attain priority over this Security Instrument, Lender may give Borrower a notice identifying the lien. Within 10 days of the date on which that notice is given, Borrower shall satisfy the lien or take one or more of the actions set forth above in this Section 3.

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Lender may require Borrower to pay a one-time charge for a real estate tax verification and/or reporting service used by Lender in connection with this Loan.

4. Property Insurance. Borrower shall keep the improvements now existing or hereafter erected on the Property insured against loss by fire, hazards included within the term "extended coverage," and any other hazards including, but not limited to, earthquakes and floods, for which Lender requires insurance. This insurance shall be maintained in the amounts (including deductible levels) and for the periods that Lender requires. What Lender requires pursuant to the preceding sentences can change during the term of the Loan. The insurance carrier providing the insurance shall be chosen by Borrower subject to Lender's right to disapprove Borrower's choice, which right shall not be exercised unreasonably. Lender may require Borrower to pay, in connection with this Loan, either: (a) a one-time charge for flood zone determination, certification and tracking services; or (b) a one-time charge for flood zone determination and certification services and subsequent charges each time remappings or similar changes occur which reasonably might affect such determination or certification. Borrower shall also be responsible for the payment of any fees imposed by the Federal Emergency Management Agency in connection with the review of any flood zone determination resulting from an objection by Borrower.

If Borrower fails to maintain any of the coverages described above, such failure shall constitute a default under the terms of this Security Instrument and the Loan. Lender may obtain insurance coverage, at Lender's option and Borrower's expense. Lender is under no obligation to purchase any particular type or amount of coverage. Therefore, such coverage shall cover Lender, but might or might not protect Borrower, Borrower's equity in the Property, or the contents of the Property, against any risk, Ward or liability and might provide greater or lesser coverage than was previously in effect. Borrower acknowledges that the cost of the insurance coverage so obtained might significantly exceed the cost of insurance that Borrower could have obtained. Any amounts disbursed by Lender under this Section 4 shall become additional debt of Borrower secured by this Security Instrument. These amounts shall bear interest at the Note rate from the date of disbursement and shall be payable, with such interest, upon notice from Lender to Borrower requesting payment.

All insurance policies required by Lender and renewals of such policies shall be subject to Lender's right to disapprove such policies, shall include a standard mortgage clause, and shall name Lender as mortgagee and/or as an additional loss payee. Lender shall have the right to hold the policies and renewal certificates. If Lender requires, Borrower shall promptly give to Lender all receipts of paid premiums and renewal notices. If Borrower obtains any form of insurance coverage, not otherwise required by Lender, for damage to, or destruction of, the Property, such policy shall include a standard mortgage clause and shall name Lender as mortgagee and/or as an additional loss payee.

In the event of loss, Borrower shall give prompt notice to the insurance carrier and Lender. Lender may make proof of loss if not made promptly by Borrower. Unless Lender and Borrower otherwise agree in writing, any insurance proceeds, whether or not the underlying insurance was required by Lender, shall be applied to restoration or repair of the Property, if the restoration or repair is economically feasible and Lender's security is not lessened. During such repair and restoration period, Lender shall have the right to hold such insurance proceeds until Lender has had an opportunity to inspect such Property to ensure the work has been completed to Lender's satisfaction, provided that such inspection shall be undertaken promptly. Lender may disburse proceeds for the repairs and restoration in a single payment or in a series of progress payments as the work is completed. Unless an agreement is made in writing or Applicable Law requires interest to be paid on such insurance proceeds, Lender shall not be required to pay Borrower any interest or earnings on such proceeds. Fees for public adjusters, or other third parties, retained by Borrower shall not be paid out of the insurance proceeds and shall be the sole obligation of Borrower. If the restoration or repair is not economically feasible or Lender's security would be lessened, the insurance proceeds shall be applied to the sums secured by this Security Instrument, whether or not then due, with the excess, if any, paid to Borrower. Such insurance proceeds shall be applied in the order provided for in Section 2.

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If Borrower abandons the Property, Lender may file, negotiate and settle any available insurance claim and related matters. If Borrower does not respond within 30 days to a notice from Lender that the insurance carrier has offered to settle a claim, then Lender may negotiate and settle the claim. The 30-day period will begin when the notice is given. In either event, or if Lender acquires the Property under Section 25 or otherwise, Borrower hereby assigns to Lender (a) Borrower's rights to any insurance proceeds in an amount not to exceed the amounts unpaid under the Note or this Security Instrument, and (b) any other of Borrower's rights (other than the right to any refund of unearned premiums paid by Borrower) under all insurance policies covering the Property, insofar as such rights are applicable to the coverage of the Property. Lender may use the insurance proceeds either to repair or restore the Property or to pay amounts unpaid under the Note or this Security Instrument, whether or not then due.

5. Preservation, Maintenance and Protection of the Property; Inspections. Borrower shall not destroy, damage or impair the Property, allow the Property to deteriorate or commit waste on the Property. Borrower shall maintain the Property in order to prevent the Property from deteriorating or decreasing in value due to its condition. Unless it is determined pursuant to Section 4 that repair or restoration is not economically feasible, Borrower shall promptly repair the Property if damaged to avoid further deterioration or damage. If insurance or condemnation proceeds are paid in connection with damage to, or the taking of, the Property, Borrower shall be responsible for repairing or restoring the Property only if Lender has released proceeds for such purposes. Lender may disburse proceeds for the repairs and restoration in a single payment or in a series of progress payments as the work is completed. If the insurance or condemnation proceeds are not sufficient to repair or restore the Property, Borrower is not relieved of Borrower's obligation for the completion of such repair or restoration.

Borrower will operate the Property in a good and workmanlike manner and in accordance with all Applicable Law and will pay all fees and charges of any kind in connection therewith. Borrower will use good farming and animal husbandry practices.

Lender or its agent may make reasonable entries upon and inspections of the Property. If it has reasonable cause, Lender may inspect the interior of the improvements on the Property. Lender shall give Borrower notice at the time of or prior to such an interior inspection specifying such reasonable cause.

6. Borrower's Loan Application. Borrower shall be in default if, during the Loan application process, Borrower or any persons or entities acting at the direction of Borrower or with Borrower's knowledge or consent gave materially false, misleading, or inaccurate information or statements to Lender (or failed to provide Lender with material information) in connection with the Loan.

7. Protection of Lender's Interest in the Property and Rights Under this Security Instrument. If (a) Borrower fails to perform the covenants and agreements contained in this Security Instrument, (b) there is a legal proceeding that might significantly affect Lender's interest in the Property and/or rights under this Security Instrument (such as a proceeding in bankruptcy, probate, for condemnation or forfeiture, for enforcement of a lien which may attain priority over this Security Instrument or to enforce laws or regulations), or (c) Borrower has abandoned the Property, then Lender may do and pay for whatever is reasonable or appropriate to protect Lender's interest in the Property and rights under this Security Instrument, including protecting and/or assessing the value of the Property, and securing and/or repairing the Property. Lender's actions can include, but are not limited to: (a) paying any sums secured by a lien which has priority over this Security Instrument; (b) appearing in court; (c) paying reasonable attorneys' fees to protect its interest in the Property and/or rights under this Security Instrument, including its secured position in a bankruptcy proceeding, (d) perform any farming operations related to the planting, growing, maintenance, and harvesting of crops located on the Property, and (e) perform any ranching operations related to any animals located on the Property. Securing the Property includes, but is not limited to, entering the Property to make repairs, change locks, replace or board up doors and windows, drain water from pipes, eliminate building or other code violations or dangerous conditions, and have utilities turned on or off. Although Lender may take action under this Section 7, Lender does not have to do so and is not under any duty or obligation to do so. It is agreed that Lender incurs no liability for not taking any or all actions authorized under this Section 7. Lender may perform these or any other actions it deems necessary in Lender's sole discretion to preserve the value of the Property, and/or assign to others the right to do same on behalf of Lender. Lender may make advances under this security instrument or other instrument providing security for the Note, to protect the Lender's interest in this security instrument or other instrument providing security for the Note from loss of value or damage. Any money so advanced (including reasonable costs of recovery and attorneys' fees) plus interest at the default rate indicated in the Note shall become an obligation due and owing under the terms of the Note immediately upon the date advanced by Lender and is an obligation of the Borrower secured by the security instrument or other instrument providing security for the Note.

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Any amounts disbursed by Lender under this Section 7 shall become additional debt of Borrower secured by this Security Instrument. These amounts shall bear interest at the Note rate from the date of disbursement and shall be payable, with such interest, upon notice from Lender to Borrower requesting payment.

If this Security Instrument is on a leasehold, Borrower shall comply with all the provisions of the lease. Borrower shall not surrender the leasehold estate and interests herein conveyed or terminate or cancel the ground lease. Borrower shall not, without the express written consent of Lender, alter or amend the ground lease. If Borrower acquires fee title to the Property, the leasehold and the fee title shall not merge unless Lender agrees to the merger in writing.

8. Assignment of Miscellaneous Proceeds; Forfeiture. All Miscellaneous Proceeds are hereby assigned to and shall be paid to Lender.

If the Property is damaged, such Miscellaneous Proceeds shall be applied to restoration or repair of the Property, if the restoration or repair is economically feasible and Lender's security is not lessened. During such repair and restoration period, Lender shall have the right to hold such Miscellaneous Proceeds until Lender has had an opportunity to inspect such Property to ensure the work has been completed to Lender's satisfaction, provided that such inspection shall be undertaken promptly. Lender may pay for the repairs and restoration in a single disbursement or in a series of progress payments as the work is completed. Unless an agreement is made in writing or Applicable Law requires interest to be paid on such Miscellaneous Proceeds, Lender shall not be required to pay Borrower any interest or earnings on such Miscellaneous Proceeds. If the restoration or repair is not economically feasible or Lender's security would be lessened, the Miscellaneous Proceeds shall be applied to the sums secured by this Security Instrument, whether or not then due, with the excess, if any, paid to Borrower. Such Miscellaneous Proceeds shall be applied in the order provided for in Section 2.

In the event of a total taking, destruction, or loss in value of the Property, the Miscellaneous Proceeds shall be applied to the sums secured by this Security Instrument, whether or not then due, with the excess, if any, paid to Borrower.

In the event of a partial taking, destruction, or loss in value of the Property in which the fair market value of the Property immediately before the partial taking, destruction, or loss in value is equal to or greater than the amount of the sums secured by this Security Instrument immediately before the partial taking, destruction, or loss in value, unless Borrower and Lender otherwise agree in writing, the sums secured by this Security Instrument shall be reduced by the amount of the Miscellaneous Proceeds multiplied by the following fraction: (a) the total amount of the sums secured immediately before the partial taking, destruction, or loss in value divided by (b) the fair market value of the Property immediately before the partial taking, destruction, or loss in value. Any balance shall be paid to Borrower.

In the event of a partial taking, destruction, or loss in value of the Property in which the fair market value of the Property immediately before the partial taking, destruction, or loss in value is less than the amount of the sums secured immediately before the partial taking, destruction, or loss in value, unless Borrower and Lender otherwise agree in writing, the Miscellaneous Proceeds shall be applied to the sums secured by this Security Instrument whether or not the sums are then due.

If the Property is abandoned by Borrower, or if, after notice by Lender to Borrower that the Opposing Party (as defined in the next sentence) offers to make an award to settle a claim for damages, Borrower fails to respond to Lender within 30 days after the date the notice is given, Lender is authorized to collect and apply the Miscellaneous Proceeds either to restoration or repair of the Property or to the sums secured by this Security Instrument, whether or not then due. "Opposing Party" means the third party that owes Borrower Miscellaneous Proceeds or the party against whom Borrower has a right of action in regard to Miscellaneous Proceeds.

Borrower shall be in default if any action or proceeding, whether civil or criminal, is begun that, in Lender's judgment, could result in forfeiture of the Property or other material impairment of Lender's interest in the Property or rights under this Security Instrument. Borrower can cure such a default and, if acceleration has occurred, reinstate as provided in Section 16, by causing the action or proceeding to be dismissed with a ruling that, in Lender's judgment, precludes forfeiture of the Property or other material impairment of Lender's interest in the Property or rights under this Security Instrument. The proceeds of any award or claim for damages that are attributable to the impairment of Lender's interest in the Property are hereby assigned and shall be paid to Lender,

All Miscellaneous Proceeds that are not applied to restoration or repair of the Property shall be applied in the order provided for in Section 2.

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9. Borrower Not Released; Forbearance By Lender Not a Waiver. Extension of the time for payment or modification of amortization of the sums secured by this Security Instrument granted by Lender to Borrower or any Successor in Interest of Borrower shall not operate to release the liability of Borrower or any Successors in Interest of Borrower. Lender shall not be required to commence proceedings against any Successor in Interest of Borrower or to refuse to extend time for payment or otherwise modify amortization of the sums secured by this Security Instrument by reason of any demand made by the original Borrower or any Successors in Interest of Borrower. Any forbearance by Lender in exercising any right or remedy including, without limitation, Lender's acceptance of payments from third persons, entities or Successors in Interest of Borrower or in amounts less than the amount then due, shall not be a waiver of or preclude the exercise of any right or remedy.

10. Joint and Several Liability; Co-signers; Successors and Assigns Bound. Borrower covenants and agrees that Borrower's obligations and liability shall be joint and several. However, any Borrower who co-signs this Security Instrument but does not execute the Note (a "co-signer"): (a) is co-signing this Security Instrument only to mortgage, grant and convey the co-signer's interest in the Property under the terms of this Security Instrument; (b) is not personally obligated to pay the sums secured by this Security Instrument; and (c) agrees that Lender and any other Borrower can agree to extend, modify, forbear or make any accommodations with regard to the terms of this Security Instrument or the Note without the co-signer's consent.

Subject to the provisions of Section 15, any Successor in Interest of Borrower who assumes Borrower's obligations under this Security Instrument in writing, and is approved by Lender, shall obtain all of Borrower's rights and benefits under this Security Instrument. Borrower shall not be released from Borrower's obligations and liability under this Security Instrument unless Lender agrees to such release in writing. The covenants and agreements of this Security Instrument shall bind (except as provided in Section 17) and benefit the successors and assigns of Lender.

11. Loan Charges. Lender may charge Borrower fees for services performed in connection with Borrower's default, for the purpose of protecting Lender's interest in the Property and rights under this Security Instrument, including, but not limited to, attorneys' fees, property inspection and valuation fees. In regard to any other fees, the absence of express authority in this Security Instrument to charge a specific fee to Borrower shall not be construed as a prohibition on the charging of such fee. Lender may not charge fees that are expressly prohibited by this Security Instrument or by Applicable Law.

If the Loan is subject to a law which sets maximum loan charges, and that law is finally interpreted so that the interest or other loan charges collected or to be collected in connection with the Loan exceed the permitted limits, then: (a) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (b) any sums already collected from Borrower which exceeded permitted limits will be refunded to Borrower. Lender may choose to make this refund by reducing the principal owed under the Note or by making a direct payment to Borrower. If a refund reduces principal, the reduction will be treated as a partial prepayment without any prepayment charge (whether or not a prepayment charge is provided for under the Note). Borrower's acceptance of any such refund made by direct payment to Borrower will constitute a waiver of any right of action Borrower might have arising out of such overcharge.

12. Notices. All notices given by Borrower or Lender in connection with this Security Instrument must be in writing. Any notice to Borrower in connection with this Security Instrument shall be deemed to have been given to Borrower when mailed by first class mail or when actually delivered to Borrower's notice address if sent by other means. Notice to any one Borrower shall constitute notice to all Borrowers unless Applicable Law expressly requires otherwise. The notice address shall be 106 K Street, Suite 300, Sacramento, CA 95814, unless Borrower has designated a substitute notice address by notice to Lender. Borrower shall promptly notify Lender of Borrower's change of address. If Lender specifies a procedure for reporting Borrower's change of address, then Borrower shall only report a change of address through that specified procedure. There may be only one designated notice address under this Security Instrument at any one time. Any notice to Lender shall be given by delivering it or by mailing it by first class mail to Lender's address stated herein unless Lender has designated another address by notice to Borrower. Any notice in connection with this Security Instrument shall not be deemed to have been given to Lender until actually received by Lender. If any notice required by this Security Instrument is also required under Applicable Law, the Applicable Law requirement will satisfy the corresponding requirement under this Security Instrument.

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13. Governing Law; Severability; Rules of Construction. This Security Instrument shall be governed by federal law and the law of the jurisdiction in which the Property is located. All rights and obligations contained in this Security Instrument are subject to any requirements and limitations of Applicable Law. Applicable Law might explicitly or implicitly allow the parties to agree by contract or it might be silent, but such silence shall not be construed as a prohibition against agreement by contract. In the event that any provision or clause of this Security Instrument or the Note conflicts with Applicable Law, such conflict shall not affect other provisions of this Security Instrument or the Note which can be given effect without the conflicting provision.

As used in this Security Instrument: (a) words of the masculine gender shall mean and include corresponding neuter words or words of the feminine gender; (b) words in the singular shall mean and include the plural and vice versa; and (c) the word "may" gives sole discretion without any obligation to take any action.

14. Borrower's Copy. Borrower shall be given one copy of the Note and of this Security Instrument.

15. Transfer of the Property or a Beneficial Interest in Borrower. As used in this Section 15, "Interest in the Property" means any legal or beneficial interest in the Property, including, but not limited to, those beneficial interests transferred in a bond for deed, contract for deed, installment sales contract or escrow agreement, the intent of which is the transfer of title by Borrower at a future date to a purchaser.

If all or any part of the Property or any Interest in the Property is sold or transferred (or if Borrower is not a natural person and a beneficial interest in Borrower is sold or transferred) without Lender's prior written consent, Lender may require immediate payment in full of all sums secured by this Security Instrument. However, this option shall not be exercised by Lender if such exercise is prohibited by Applicable Law.

If Lender exercises this option, Lender shall give Borrower notice of acceleration. The notice shall provide a period of not less than 30 days from the date the notice is given in accordance with Section 12 within which Borrower must pay all sums secured by this Security Instrument. If Borrower fails to pay these sums prior to the expiration of this period, Lender may invoke any remedies permitted by this Security Instrument without further notice or demand on Borrower.

16. Borrower's Right to Reinstate After Acceleration. If Borrower meets certain conditions, Borrower shall have the right to have enforcement of this Security Instrument discontinued at any time prior to the earliest of: (a) five days before sale of the Property pursuant to any power of sale contained in this Security Instrument; (b) such other period as Applicable Law might specify for the termination of Borrower's right to reinstate; or (c) entry of a judgment enforcing this Security Instrument. Those conditions are that Borrower: (a) pays Lender all sums which then would be due under this Security Instrument and the Note as if no acceleration had occurred; (b) cures any default of any other covenants or agreements; (c) pays all expenses incurred in enforcing this Security Instrument, including, but not limited to, reasonable attorneys' fees, property inspection and valuation fees, and other fees incurred for the purpose of protecting Lender's interest in the Property and rights under this Security Instrument; and (d) takes such action as Lender may reasonably require to assure that Lender's interest in the Property and rights under this Security Instrument, and Borrower's obligation to pay the sums secured by this Security Instrument, shall continue unchanged. Lender may require that Borrower pay such reinstatement sums and expenses in one or more of the following forms, as selected by Lender: (a) cash; (b) money order; (c) certified check, bank check, treasurer's check or cashier's check, provided any such check is drawn upon an institution whose deposits are insured by a federal agency, instrumentality or entity; or (d) Electronic Funds Transfer. Upon reinstatement by Borrower, this Security Instrument and obligations secured hereby shall remain fully effective as if no acceleration had occurred. However, this right to reinstate shall not apply in the case of acceleration under Section 15.

17. Sale of Note; Change of Loan Servicer; Notice of Grievance. The Note or a partial interest in the Note (together with this Security Instrument) can be sold one or more times without prior notice to Borrower.

Neither Borrower nor Lender may commence, join, or be joined to any judicial action (as either an individual litigant or the member of a class) that arises from the other party's actions pursuant to this Security Instrument or that alleges that the other party has breached any provision of, or any duty owed by reason of, this Security Instrument, until such Borrower or Lender has notified the other party (with such notice given in compliance with the requirements of Section 12) of such alleged breach and afforded the other party hereto a reasonable period after the giving of such notice to take corrective action. If Applicable Law provides a time period which must elapse before certain action can be taken, that time period will be deemed to be reasonable for purposes of this paragraph. The notice of acceleration and opportunity to cure given to Borrower pursuant to Section 25 and the notice of acceleration given to Borrower pursuant to Section 15 shall be deemed to satisfy the notice and opportunity to take corrective action provisions of this Section 17.

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18. Hazardous Substances. As used in this Section 18: (a) "Hazardous Substances" are those substances defined as toxic or hazardous substances, pollutants, or wastes by Environmental Law and the following substances: gasoline, kerosene, other flammable or toxic petroleum products, toxic pesticides and herbicides, volatile solvents, materials containing asbestos or formaldehyde, and radioactive materials; (b) "Environmental Law" means federal laws and laws of the jurisdiction where the Property is located that relate to health, safety or environmental protection; (c) "Environmental Cleanup" includes any response action, remedial action, or removal action, as defined in Environmental Law; and (d) an "Environmental Condition" means a condition that can cause, contribute to, or otherwise trigger an Environmental Cleanup.

Borrower shall not cause or permit the presence, use, disposal, storage, or release of any Ha7_ardous Substances, or threaten to release any Hazardous Substances, on or in the Property. Borrower shall not do, nor allow anyone else to do, anything affecting the Property (a) that is in violation of any Environmental Law, (b) which creates an Environmental Condition, or (c) which, due to the presence, use, or release of a Hazardous Substance, creates a condition that adversely affects the value of the Property. The preceding two sentences shall not apply to the presence, use, or storage on the Property of small quantities of Hazardous Substances that are generally recognized to be appropriate to normal residential uses and to maintenance of the Property (including, but not limited to, hazardous substances in consumer products).

Borrower shall promptly give Lender written notice of (a) any investigation, claim, demand, lawsuit or other action by any governmental or regulatory agency or private party involving the Property and any Hazardous Substance or Environmental Law of which Borrower has actual knowledge, (b) any Environmental Condition, including but not limited to, any spilling, leaking, discharge, release or threat of release of any Hazardous Substance, and (c) any condition caused by the presence, use or release of a Hazardous Substance which adversely affects the value of the Property. If Borrower learns, or is notified by any governmental or regulatory authority, or any private party, that any removal or other remediation of any Hazardous Substance affecting the Property is necessary, Borrower shall promptly take all necessary remedial actions in accordance with Environmental Law. Nothing herein shall create any obligation on Lender for an Environmental Cleanup. Borrower agrees to indemnify and hold Lender free and harmless from and against all loss, costs (including attorneys' fees and costs), damage (including consequential damages), and expenses Lender may sustain by reason of the assertion against Lender by any third-party of any claim in connection with Hazardous Substances on, in or affecting the Property. Borrower further agrees that Lender shall have the right to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any claims related to Hazardous Substances on, in or affecting the Property, and shall pay any such attorney fees and expenses Lender incurs in connection therewith.

19. Additional Property Subject To The Security instrument. This Security Instrument also constitutes a security agreement within the meaning of the Uniform Commercial Code as adopted in the State of California (the "UCC"). In addition to the Property described in the Security Instrument, the following items now or hereafter attached to the Property to the extent they are fixtures are added to the Property description, and shall also constitute the Property covered by the Security Instrument: building materials, appliances and goods of every nature whatsoever now or hereafter located in, on, or used, or intended to be used in connection with the Property. including, but not limited to. those for the purposes of supplying or distributing heating, cooling, electricity, gas, water, air and light, fire prevention and extinguishing apparatus, security and access control apparatus, plumbing, bath tubs, water heaters, water closets, sinks. ranges, stoves, refrigerators, dishwashers, disposals, washers, dryers, awnings, storm windows, storm doors, screens, blinds, shades, curtains and curtain rods, attached mirrors, cabinets, paneling, attached floor coverings, irrigation pipes and pumps, livestock fencing and pens, windmills and related equipment and pumps and specifically: All water and water rights now owned or hereafter acquired by Debtor and howsoever evidenced, whether such water and water rights are riparian, appropriative or otherwise and whether or not appurtenant to the real estate described herein, all ditch/pond and ditch/pond rights and any shares of stock, licenses, permits and contracts evidencing such water or ditch rights, and all wells, reservoirs, dams, embankments or fixtures relating thereto, along with all replacements, substitutions, accessions thereto and proceeds derived therefrom.

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All irrigation equipment of every kind and nature, including but not limited to center irrigation pivots, pumps, pvc pipe, sprinklers, motors, well equipment, pumps and power units, now owned or hereafter acquired by Debtor and now or hereafter located and situated on the real estate described herein, along with all replacements, substitutions, accessions thereto and proceeds derived therefrom.

All Seed Processing Equipment., all of which, including replacements and additions thereto, shall be deemed to be and remain a part of the Property covered by the Security Instrument. All of the foregoing together with the Property described in the Security Instrument (or the leasehold estate if the Security Instrument is on a leasehold) are referred to in this Security Instrument as the "Property."

20. Fixture Filing. This Security Instrument constitutes a "fixture filing" for the purposes of the UCC against all of the Property which is or is to become fixtures per the UCC.

21. Use of Property; Compliance With Law. Borrower shall not seek, agree to or make a change in the use of the Property or its zoning classification, unless Lender has agreed in writing to the change. Borrower shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property.

22. Assignment of Leases. Upon Lender's request after default, Borrower shall assign to Lender all leases of the Property and all security deposits made in connection with leases of the Property. Upon the assignment, Lender shall have the right to modify, extend or terminate the existing leases and to execute new leases, in Lender's sole discretion. As used in this paragraph, the word "lease" shall mean "sublease" if the Security Instrument is on a leasehold.

23. Assignment of Rents; Appointment of Receiver; Lender In Possession. Specifically excepting any receipts or revenues Borrower receives from the sale of seed or other products produced, processed or stored at Borrower facilities on the Property, Borrower absolutely and unconditionally assigns and transfers to Lender all the rents and revenues ("Rents") of the Property, regardless of to whom the Rents of the Property are payable. Borrower authorizes Lender or Lender's agents to collect the Rents, and agrees that each tenant of the Property shall pay the Rents to Lender or Lender's agents. However, Borrower shall receive the Rents until (i) Lender has given Borrower notice of default pursuant to Sections 12 and 25 of the Security Instrument and (ii) Lender has given notice to the tenant(s) that the Rents are to be paid to Lender or Lender's agent. This assignment of Rents constitutes an absolute assignment and not an assignment for additional security only.

If Lender gives notices of default to Borrower: (i) all Rents received by Borrower shall be held by Borrower as trustee for the benefit of Lender only, to be applied to the sums secured by the Security Instrument; (ii) Lender shall be entitled to collect and receive all of the Rents of the Property; (iii) Borrower agrees that each tenant of the Property shall pay all Rents due and unpaid to Lender or Lender's agents upon Lender's written demand to the tenant; (iv) unless applicable law provides otherwise, all Rents collected by Lender or Lender's agents shall be applied first to the costs of taking control of and managing the Property and collecting the Rents, including, but not limited to, attorneys' fees, receiver's fees, premiums on receiver's bonds, repair and maintenance costs, insurance premiums, taxes, assessments and other charges on the Property, and then to the sums secured by the Security Instrument; (v) Lender, Lender's agents or any judicially appointed receiver shall be liable to account for only those Rents actually received; and (vi) Lender shall be entitled to have a receiver appointed to take possession of and manage the Property and collect the Rents and profits derived from the Property without any showing as to the inadequacy of the Property as security.

If the Rents of the Property are not sufficient to cover the costs of taking control of and managing the Property and of collecting the Rents any funds expended by Lender for such purposes shall become indebtedness of Borrower to Lender secured by the Security Instrument pursuant to Section 7 of the Security Instrument.

California--uniform instrument	Form 5000.05 4/23/07

11

Borrower represents and warrants that Borrower has not executed any prior assignment of the Rents and has not performed, and will not perform, any act that would prevent Lender from exercising its rights under this paragraph.

Lender, or Lender's agents or a judicially appointed receiver, shall not be required to enter upon, take control of or maintain the Property before or after giving notice of default to Borrower. However, Lender, or Lender's agents or a judicially appointed receiver, may do so at any time when a default occurs. Any application of Rents shall not cure or waive any default or invalidate any other right or remedy of Lender. This assignment of Rents of the Property shall terminate when all the sums secured by the Security Instrument are paid in full.

24. Cross-Default Provision. Borrower's default or breach under any note or agreement in which Lender has an interest shall be a breach under the Security Instrument and Lender may invoke any of the remedies permitted by the Security Instrument.

NON-UNIFORM COVENANTS. Borrower and Lender further covenant and agree as follows:

25. Acceleration; Remedies. Lender shall give notice to Borrower prior to acceleration following Borrower's breach of any covenant or agreement in this Security Instrument (but not prior to acceleration under Section 15 unless Applicable Law provides otherwise). The notice shall specify: (a) the default; (b) the action required to cure the default; (c) a date, not less than 30 days from the date the notice is given to Borrower, by which the default must be cured; and (d) that failure to cure the default on or before the date specified in the notice may result in acceleration of the sums secured by this Security Instrument and sale of the Property. The notice shall further inform Borrower of the right to reinstate after acceleration and the right to bring a court action to assert the non-existence of a default or any other defense of Borrower to acceleration and sale. If the default is not cured on or before the date specified in the notice, Lender at its option may require immediate payment in full of all sums secured by this Security Instrument without further demand and may invoke the power of sale and any other remedies permitted by Applicable Law. Lender shall be entitled to collect all expenses incurred in pursuing the remedies provided in this Section 25, including, but not limited to, reasonable attorneys' fees and costs of title evidence.

If Lender invokes the power of sale, Lender shall execute or cause Trustee to execute a written notice of the occurrence of an event of default and of Lender's election to cause the Property to he sold. Trustee shall cause this notice to be recorded in each county in which any part of the Property is located. Lender or Trustee shall mail copies of the notice as prescribed by Applicable Law to Borrower and to the other persons prescribed by Applicable Law. Trustee shall give public notice of sale to the persons and in the manner prescribed by Applicable Law. After the time required by Applicable Law, Trustee, without demand on Borrower, shall sell the Property at public auction to the highest bidder at the time and place and under the terms designated in the notice of sale in one or more parcels and in any order Trustee determines. Trustee may postpone sale of all or any parcel of the Property by public announcement at the time and place of any previously scheduled sale. Lender or its designee may purchase the Property at any sale.

Trustee shall deliver to the purchaser Trustee's deed conveying the Property without any covenant or warranty, expressed or implied. The recitals in the Trustee's deed shall be prima facie evidence of the truth of the statements made therein. Trustee shall apply the proceeds of the sale in the following order: (a) to all expenses of the sale, including, but not limited to, reasonable Trustee's and attorneys' fees; (b) to all sums secured by this Security Instrument; and (c) any excess to the person or persons legally entitled to it.

26. Reconveyance. Upon payment of all sums secured by this Security Instrument, Lender shall request Trustee to reconvey the Property and shall surrender this Security Instrument and all notes evidencing debt secured by this Security Instrument to Trustee. Trustee shall reconvey the Property without warranty to the person or persons legally entitled to it. Lender may charge such person or persons a reasonable fee for reconveying the Property, but only if the fee is paid to a third party (such as the Trustee) for services rendered and the charging of the fee is permitted under Applicable Law. If the fee charged does not exceed the fee set by Applicable Law, the fee is conclusively presumed to be reasonable.

California--uniform instrument	Form 5000.05 4/23/07

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27. Substitute Trustee. Lender, at its option, may from time to time appoint a successor trustee to any Trustee appointed hereunder by an instrument executed and acknowledged by Lender and recorded in the office of the Recorder of the county in which the Property is located. The instrument shall contain the name of the original Lender, Trustee and Borrower, the book and page where this Security Instrument is recorded and the name and address of the successor trustee. Without conveyance of the Property, the successor trustee shall succeed to all the title, powers and duties conferred upon the Trustee herein and by Applicable Law. This procedure for substitution of trustee shall govern to the exclusion of all other provisions for substitution.

28. Statement of Obligation Fee. Lender may collect a fee not to exceed the maximum amount permitted by Applicable Law for furnishing the statement of obligation as provided by Section 2943 of the Civil Code of California.

BY SIGNING BELOW, Borrower accepts and agrees to the terms and covenants contained in this Security Instrument and in any Rider executed by Borrower and recorded with it.

Seed Holding, LLC, a Nevada limited liability
company

S&W Seed Company, a Nevada corporation, its Sole
Member

;/s/ Matthew K. Szot 11/30/17
Signature         Date

Matthew K. Szot, Executive Vice President of
Finance and Administration and CFO                [Sign Originals Only]

California--uniform instrument	Form 5000.05 4/23/07

13

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA )
               )
COUNTY OF        San Diego )

On this 30th day of    November   , 2017, before me,    Candelario Resendez   , personally appeared Matthew K. Szot, Executive Vice President of Finance and Administration and CFO of S&W Seed Company, Sole Member of Seed Holding, LLC, on behalf of said corporation, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the entities upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

   Candelario Resendez
Signature
(Seal)

California--uniform instrument	Form 5000.05 4/23/07

14

LEGAL DESCRIPTION

Real property in the unincorporated area of the County of Fresno, State of California, described as follows:

A PORTION OF THAT PARCEL OF LAND GRANTED IN THAT DOCUMENT RECORDED JANUARY 5, 2005, AS DOCUMENT NO. 2005-0003134, OF FRESNO COUNTY RECORDS, LOCATED IN THE SOUTHWEST QUARTER OF SECTION 17, TOWNSHIP 18 SOUTH, RANGE 17 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF PARCEL 1 OF PARCEL MAP NO. 7942, RECORDED IN BOOK 66 OF PARCEL MAPS, AT PAGE 21, OF FRESNO COUNTY RECORDS, LOCATED IN THE NORTHWEST QUARTER OF SECTION 17, TOWNSHIP 18 SOUTH, RANGE 17 EAST, MOUNT DIABLO BASE AND MERIDIAN, IN THE COUNTY OF FRESNO, STATE OF CALIFORNIA; THENCE NORTH 88° 43' 48" EAST ALONG THE SOUTH LINE OF SAID PARCEL 1, A DISTANCE OF 291.46 FEET; THENCE SOUTH 01° 12' 28" EAST ALONG SAID SOUTH LINE, 272.85 FEET; THENCE NORTH 89° 03' 13" EAST ALONG SAID SOUTH LINE, 172.72 FEET, TO THE SOUTHEAST CORNER OF SAID PARCEL 1; THENCE CONTINUING NORTH 89° 03' 13" EAST, 43.58 FEET; THENCE SOUTH 00° 56' 47" EAST, 35.73 FEET; THENCE NORTH 89° 03' 13" EAST, 23.00 FEET; THENCE SOUTH 01° 48' 15" EAST, 27730 FEET; THENCE SOUTH 88° 55' 15" WEST, 7.00 FEET; THENCE SOUTH 01° 48' 15" EAST, 64.19 FEET; THENCE SOUTH 48° 56' 59" WEST, 31.65 FEET; THENCE SOUTH 88° 55' 15" WEST, 57.95 FEET; THENCE SOUTH 01° 08' 03" EAST, 161.40 FEET; THENCE SOUTH 88° 55' 15" WEST, 57.95 FEET; THENCE SOUTH 01° 08' 03" EAST, 187.50 FEET; THENCE SOUTH 88° 55' 15" WEST, 96.00 FEET, TO THE EASTERLY LINE OF PARCEL 4 OF SAID PARCEL MAP NO. 7942; THENCE NORTH 01° 08' 03" WEST ALONG SAID EASTERLY LINE, 430.01 FEET, TO THE NORTHEAST CORNER OF SAID PARCEL 4; THENCE NORTH 88° 36' 41" WEST ALONG THE NORTH LINE OF SAID PARCEL 4, A DISTANCE OF 300.62 FEET, TO THE NORTHWEST CORNER OF SAID PARCEL 4 AND THE WEST LINE OF SOUTHWEST QUARTER OF SAID SECTION 17; THENCE NORTH 00° 17' 10" WEST ALONG SAID WEST LINE, 575.95 FEET, TO THE POINT OF BEGINNING;

THIS LEGAL DESCRIPTION IS MADE PURSUANT TO THAT CERTAIN CERTIFICATE APPROVING A LOT LINE ADJUSTMENT NO. PLA 15-16(A), RECORDED AUGUST 17, 2017 AS INSTRUMENT NO. 17-102967 OF OFFICIAL RECORDS.

EXCEPTING `THEREFROM ALL OIL, GAS, ASPHALTUM AND OTHER HYDROCARBON SUBSTANCES AND MINERALS UNDERLYING SAID LAND, AS RESERVED IN THE DEED FROM LAND CORPORATION CO., LTD., A CORPORATION, RECORDED NOVEMBER 2, 1938, IN BOOK 1711, PAGE 198 OF OFFICIAL RECORDS.

(APN: 060-100-80-S AND A PORTION OF APN: 060-100-79-S)

CROSS COLLATERALIZATION RIDER

Loan # R1036

THIS CROSS COLLATERALIZATION RIDER is made this November 30, 2017, and is incorporated into and shall be deemed to amend and supplement the Mortgage, Deed of Trust, or Security Deed (the "Security Instrument") of the same date, given by the undersigned (the "Borrower") to secure Borrower's Note to Conterra Agricultural Capital, LLC (the "Lender") of the same date and covering the Property described in the Security Instrument and located at:

Agricultural Land and Seed Processing Facilities
Fresno County, CA
[Property Address]

In addition to the covenants and agreements made in the Security Instrument, Borrower and Lender further covenant and agree that on the date hereof the following other loans have been entered into:

Borrowers/Co-Signers' Names	Date	Loan Amount/Loan No.
S&W Seed Company	11/30/2017	$2,100,000.00/R1028

each of which is evidenced by a separate promissory note (the "Other Notes"), and each of which is secured by a separate Security Agreement (the "Other Security Instruments"). It is agreed that in addition to Borrower's Note, this Security Instrument secures the obligations, debts, and liabilities evidenced by the Other Notes and Other Security Instruments referenced herein, plus interest thereon, which is payable by Grantor to Lender.

BY SIGNING BELOW, Borrower accepts and agrees to the terms and covenants contained in this Cross Collateralization Rider.

Cross-Collaterization Rider

1

Seed Holding, LLC, a Nevada limited liability
company

S&W Seed Company, a Nevada corporation, its
Sole Member

   /s/ Matthew K. Szot 11/30/17

Signature Date

Matthew K. Szot, Executive Vice President of
Finance and Administration and CFO [Sign Originals Only]

Cross-Collaterization Rider

2

CROSS DEFAULT RIDER

Loan # R1036

THIS CROSS DEFAULT RIDER is made this November 30, 2017, and is incorporated into and shall be deemed to amend and supplement the Mortgage, Deed of Trust, or Security Deed (the "Security Instrument") of the same date, given by the undersigned (the "Borrower") to secure Borrower's Note to Conterra Agricultural Capital, LLC (the "Lender") of the same date and covering the Property described in the Security Instrument and located at:

Agricultural Land and Seed Processing Facilities
Fresno County, CA
[Property Address]

In addition to the covenants and agreements made in the Security Instrument, Borrower and Lender further covenant and agree that on the date hereof the following other loans have been entered into:

Borrowers/Co-Signers' Names	Date	Loan Amount/Loan No.
S&W Seed Company	11/30/2017	$2,100,000.00/R1028

each of which is evidenced by a separate promissory note (the "Other Notes"), and each of which is secured by a separate Security Agreement (the "Other Security Instruments"). It is agreed that any default under this Security Instrument or this Note shall be deemed a default under the Other Notes and Other Security Instruments; and any default under any or all of the Other Notes or Other Security Instruments shall be deemed to be a default under this Note and this Security Instrument.

BY SIGNING BELOW, Borrower accepts and agrees to the terms and covenants contained in this Cross Collateralization Rider.

MULTISTATE CROSS DEFAULT RIDER

1

Seed Holding, LLC, a Nevada limited liability
company

S&W Seed Company, a Nevada corporation, its
Sole Member

   /s/ Matthew K. Szot 11/30/17

Signature Date

Matthew K. Szot, Executive Vice President of
Finance and Administration and CFO [Sign Originals Only]

MULTISTATE CROSS DEFAULT RIDER

2

FINANCIAL INFORMATION AND COVENANTS RIDER

Loan # R1036

THIS FINANCIAL INFORMATION AND COVENANTS RIDER (this "Rider") is made this Thirtieth day of November, 2017, and is incorporated into and shall be deemed to amend and supplement the Mortgage, Deed of Trust, or Security Deed (the "Security Instrument") of the same date given by the undersigned (the "Borrower") to secure Borrower's Note to Conterra Agricultural Capital, LLC (the "Lender") of the same date and covering the Property described in the Security Instrument and located at:

Agricultural Land and Seed Processing Facilities
Fresno County, CA
[Property Address]

FINANCIAL COVENANTS. In addition to the covenants and agreements made in the Security Instrument, Borrower and Lender further covenant and agree that Borrower will prepare and maintain Borrower's financial records using consistently applied generally accepted accounting principles then in effect. Borrower will provide Lender with financial information in a form reasonably acceptable to Lender and under the following terms:

(If "X"ed the following terms are agreed to.)

☒ Frequency. Annually, Borrower will provide to Lender Borrower's financial statements, tax returns, annual internal audit reports or those prepared by independent accountants within 90 days after the close of each fiscal year. Any annual financial statements that Borrower provides will be reviewed statements.

☐ Interim Financial Reports. Borrower will provide Lender with interim financial reports on a basis, and within 0 days after the close of this business period. Interim financial statements will be statements.

☐ Requested Information. Borrower will provide Lender with any other information about Borrower's operations, financial affairs and condition within 0 days after Lender's request.

☐ Leverage Ratio. Borrower will maintain at all times a ratio of total liabilities to tangible net worth, determined under consistently applied generally accepted accounting principles, of 0.000 to 1.0 (Total Liabilities to Tangible Net Worth Ratio) or less.

☐ Minimum Tangible Net Worth. Borrower will maintain at all times a total tangible net worth, determined

MULTISTATE FINANCIAL INFORMATION AND COVENANTS RIDER-- Farmer Mac UNIFORM INSTRUMENT	Form FM 5001 4/23/2007

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under consistently applied generally accepted accounting principles, of $0.00 (Minimum Tangible Net Worth) or more. Tangible net worth is the amount by which total assets exceed total liabilities. For determining tangible net worth, total assets will exclude all intangible assets, including without limitation goodwill, patents, trademarks, trade names, copyrights, and franchises, and will also exclude any accounts receivable that do not provide for a repayment schedule.

☐ Minimum Current Ratio. Borrower will maintain at all times a ratio of current assets to current liabilities, determined under consistently applied generally accepted accounting principles, of 0 to 1.0 (Minimum Current Ratio) or more.

☐ Minimum Working Capital. Borrower will maintain at all times a working capital, determined under consistently applied generally accepted accounting principles by subtracting current liabilities from current assets, of $0.00 (Minimum Working Capital) or more. For this determination, current assets exclude (Excluded Current Assets.). Likewise, current liabilities include (1) all obligations payable on demand or within on year after the date on which the determination is made, and (2) final maturities and sinking fund payments required to be made within one year after the date on which the determination is made, but exclude all liabilities or obligations that Borrower may renew or extend to a date more than one year from the date of this determination.

☒ EBITDA. Adjusted EBITDA/Total Annual Debt Payments no less than 1.30x (measured annually on Borrower's fiscal year basis and calculated based on Borrower's financial statements delivered 90 days after fiscal year end).

☒ Debt to Asset Ratio. Debt to Asset Ratio shall not be greater than 60% (measured annually as of the end of Borrower's fiscal year and calculated based Borrower's financial statements delivered 90 days after fiscal year end).

Capitalized terms used, but not defined, in this Rider have the respective meanings set forth in annex A hereto.
All determinations of Borrower's compliance with the foregoing covenants will be made exclusively by reference to Borrower's financial statements delivered pursuant hereto.

BY SIGNING BELOW, Borrower accepts and agrees to the terms and covenants contained in this Financial Information and Covenants Rider.

MULTISTATE FINANCIAL INFORMATION AND COVENANTS RIDER-- Farmer Mac UNIFORM INSTRUMENT	Form FM 5001 4/23/2007

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S&W Seed Company, a Nevada corporation

   /s/ Matthew K. Szot 11/30/17

Signature Date

Matthew K. Szot, Chief Financial Officer [Sign Originals Only]

MULTISTATE FINANCIAL INFORMATION AND COVENANTS RIDER-- Farmer Mac UNIFORM INSTRUMENT	Form FM 5001 4/23/2007

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ANNEX A

As used in this Rider, the following terms have the following meanings:

"Adjusted EBITDA" means, for any fiscal year of Borrower, the result of (a) Borrower's Consolidated Net Earnings for such fiscal year plus, without duplication, the aggregate amounts deducted in determining such Consolidated Net Earnings in respect of (i) Consolidated Interest Expense, (ii) Consolidated Income Tax Expense, (iii) Consolidated Depreciation and Amortization Charges, (iv) non- recurring separation charges, (v) non-recurring reserve for uncollectible sublease and stand establishment receivables, (vi) non-cash expenses incurred in connection with stock-based compensation, (vii) non-rash expenses incurred in connection with amortization of debt discount, and (viii) non-cash expenses incurred prior to December 31, 2017 in connection with derivative warrant liability; minus (b) to the extent included in Consolidated Net Earnings for such period, non-cash gains incurred prior to December 31, 2017 in connection with derivative warrant liability.

"Consolidated" means the resultant consolidation of the financial statements of Borrower and its subsidiaries in accordance with generally accepted accounting principles in the United States, including principles of consolidation consistent with those applied in preparation of the financial statements delivered by Borrower pursuant to this Rider.

"Consolidated Depreciation and Amortization Charges" means, for any fiscal year of Borrower, the aggregate of all depreciation and amortization charges for fixed assets, leasehold improvements and general intangibles (specifically including goodwill) of Borrower for such period, as determined on a Consolidated basis.

"Consolidated Income Tax Expense" means, for any fiscal year of Borrower, all provisions for taxes based on the gross or net income of Borrower (including, without limitation, any additions to such taxes, and any penalties and interest with respect thereto), as determined on a Consolidated basis.

"Consolidated Indebtedness" means, as of the end of any fiscal year of Borrower, the total Indebtedness of Borrower as of such date, as determined on a Consolidated basis.

"Consolidated Interest Expense" means, for any fiscal year of Borrower, the interest expense of Borrower for such fiscal year, as determined on a Consolidated basis.

"Consolidated Net Earnings" means, for any fiscal year of Borrower, the net income (loss) of Borrower for such fiscal year, as determined on a Consolidate basis.

"Consolidated Total Assets" means, as of the end of any fiscal year of Borrower, the total assets of Borrower as of such date, as determined on a Consolidated basis.

"Debt to Asset Ratio" means, as of the end of any fiscal year of Borrower, the ratio of (a) Consolidated Indebtedness to (b) Consolidated Total Assets.

"Indebtedness" means, without duplication, (a) all obligations to repay borrowed money, direct or indirect, incurred, assumed, or guaranteed, (b) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), (c) all obligations under conditional sales or other title retention agreements, (d) all obligations (contingent or otherwise) under any letter of credit or banker's acceptance, (e) all net obligations under any currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device, (f) all synthetic leases, (g) all capitalized lease obligations, (h) all obligations of Borrower with respect to asset securitization financing programs, (i) all obligations to advance funds to, or to purchase assets, property or services from, any other person or entity in order to maintain the financial condition of such person or entity, (j) all indebtedness of the types referred to in subparts (a) through (I) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which Borrower is a general partner or joint venturer, unless such indebtedness is expressly made non-recourse to Borrower, (k) any other transaction (including forward sale or purchase agreements) having the commercial effect of a borrowing of money entered into by Borrower to finance its operations or capital requirements, and (I) any guaranty of any obligation described in subparts (a) through (k) above.

"Total Annual Debt Payments" means, for any fiscal year of Borrower, the aggregate, without duplication, of (a) Borrower's Consolidated Interest Expense paid in cash for such fiscal year, and (6) Borrower's principal payments on Consolidated Indebtedness paid in cash for such fiscal year, excluding, in each case, (i) payments of principal under the Credit and Security Agreement, dated as of September 22, 2015, between Borrower and KeyBank National Association, as amended from time to time, or any replacement facility therefore, (ii) payments of principal under any working capital line of credit maintained by Borrower's Seed Genetics International Pty Ltd subsidiary and (iii) payments of principal that certain Promissory Note dated December 31, 2014 made by Borrower in favor and for the benefit of Pioneer Hi-Bred International, inc., as amended from time to time,

MULTISTATE FINANCIAL INFORMATION AND COVENANTS RIDER-- Farmer Mac UNIFORM INSTRUMENT	Form FM 5001 4/23/2007

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After Recording Return To:
Conterra Agricultural Capital, LLC
7755 Office Plaza Dr. North, Suite 195
West Des Moines, IA 50266
Sarah Streeter

[Space Above This Line For Recording Data]

DEED OF TRUST

Security Agreement, Assignment of Rents and Fixture Filing

DEFINITIONS

Words used in multiple sections of this document are defined below and other words are defined in certain Sections of this document. Certain rules regarding the usage of words used in this document are also provided in Section 13.

(A) "Security Instrument" means this document, which is dated November 30, 2017, together with all Riders to this document.

(B) "Borrower" is S&W Seed Company, a Nevada corporation. Borrower is the trustor under this Security Instrument.

(C) "Lender" is Conterra Agricultural Capital, LLC. Lender is a limited liability company organized and existing under the laws of Iowa. Lender's address is 7755 Office Plaza Dr. North, Suite 195 West Des Moines, IA 50266. Lender is the beneficiary under this Security Instrument.

(D) "Trustee" is First American Title and Escrow Company.

(E) "Note" means the promissory note signed by Borrower and dated November 30, 2017. The Note states that Borrower owes Lender Ten Million Four Hundred Thousand and 00/100 Dollars (U.S.$10,400,000.00) plus interest. Borrower has promised to pay this debt in regular Periodic Payments and to pay the debt in full not later than January 1, 2021.

IDAHO UNIFORM INSTRUMENT (40 acres or less)	Form 5000.13A 5/18/07

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(F) "Property" means the property that is described below under the heading "Transfer of Rights in the Property."

(G) "Loan" means the debt evidenced by the Note, plus interest, any prepayment charges and late charges due under the Note, and all sums due under this Security Instrument, plus interest.

(H) "Riders" mean all Riders to this Security Instrument that are executed by Borrower. The following Riders are to be executed by Borrower [cheek box as applicable]:

☐ Irrigation Equipment Rider ☐ Water Rights Rider

☐ Adjustable Rate Rider ☐ Permitted Prior Encumbrance Rider

☐ Mortgage Insurance Rider ☒ Financial Information and Covenants Rider

☒ Other(s): Cross Default Rider, Cross
Collateralization Rider

(I) "Applicable Law" means all controlling applicable federal, state and local statutes, regulations, ordinances and administrative rules and orders (that have the effect of law) as well as all applicable final, non-appealable judicial opinions.

(J) "Electronic Funds Transfer" means any transfer of funds, other than a transaction originated by check, draft, or similar paper instrument, which is initiated through an electronic terminal, telephonic instrument, computer, or magnetic tape so as to order, instruct, or authorize a financial institution to debit or credit an account. Such term includes, but is not limited to, point-of-sale transfers, automated teller machine transactions, transfers initiated by telephone, wire transfers, and automated clearinghouse transfers.

(K) "Miscellaneous Proceeds" means any compensation, settlement, award of damages, or proceeds paid by any third party (other than insurance proceeds paid under the coverages described in Section 4) for: (i) damage to, or destruction of, the Property; (ii) condemnation or other taking of all or any part of the Property; (iii) conveyance in lieu of condemnation; or (iv) misrepresentations of, or omissions as to, the value and/or condition of the Property.

(L) "Periodic Payment" means the regularly scheduled amount due for principal and interest under the Note.

(M) "Successor in Interest of Borrower" means any party that has taken title to the Property, whether or not that party has assumed Borrower's obligations under the Note and/or this Security Instrument.

TRANSFER OF RIGHTS IN THE PROPERTY

This Security Instrument secures to Lender: (i) the repayment of the Loan, and all renewals, extensions and modifications of the Note; and (ii) the performance of Borrower's covenants and agreements under this Security Instrument and the Note. For this purpose, Borrower irrevocably grants and conveys to Trustee, in trust, with power of sale, the following described property located in the County [Type of Recording Jurisdiction] of Canyon [Name of Recording Jurisdiction]:

SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF.

which currently has the address of

Agricultural Land and Seed Processing Facilities
Canyon County, ID
("Property Address"):

IDAHO UNIFORM INSTRUMENT (40 acres or less)	Form 5000.13A 5/18/07

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subject only to those matters set forth in the Permitted Prior Encumbrance Rider, if said rider is attached (hereafter "Permitted Prior Encumbrances");

TOGETHER WITH all buildings, improvements, fixtures and permanent plantings located therein or thereon or appurtenant thereto, and all additions, replacements, and improvements hereafter made thereto or placed therein or thereon; all rights-of-way, easements, rents, issues, profits, income, proceeds and general intangibles there from, tenements, hereditaments, remainders, reversions, privileges and appurtenances thereunto belonging, however evidenced which are used or enjoyed in connection with the real property now or hereafter owned or belonging to the same or which hereafter may be acquired and so used or enjoyed;

TOGETHER WITH all water and water rights now owned or hereafter acquired by Borrower and howsoever evidenced, including but not limited to any water rights specifically described in the Water Rights Rider if said rider is attached hereto, whether such water and water rights are riparian, appropriative or otherwise and whether or not appurtenant to the real property, along with all ditch and ditch rights and any shares of stock, licenses, permits and contracts evidencing such water or ditch rights, and all wells, reservoirs, dams, embankments or fixtures relating thereto;

TOGETHER WITH all personal property, including all windmills, pumps, irrigation equipment, motors, engines, and devices of every kind now or hereafter used for or in connection with the irrigation of the real property, or for stock watering or domestic purposes thereon, which are owned by Borrower and which are located on the real property in Canyon County, ID, described above together with all additional accessions, replacements, improvements, repairs and substitutions to said property and the proceeds thereof and all other fixtures now or hereafter located upon the real property, all of which are declared to be appurtenant to said real property, or incident to the ownership thereof, or used in connection therewith;

TOGETHER WITH all judgments, awards of damages, settlements and payments or security (1) hereafter made as a result of or in lieu of any taking of all or any part of the real property under the power of eminent domain or for any damage to the real property and/or the improvements located thereon, or any part thereof, and (ii) hereafter made for any damage to the real property and/or the improvements located thereon, or any part thereof resulting from exercise of or attempted exercise of mining rights or claims, however reserved or asserted, and resulting from the disturbance of any of the surface of the real property. Borrower does hereby covenant and agree that Borrower will not give such consent as may be required of the owner for mining or other surface disturbance by the terms of any patent, deed, statute, law or otherwise, without the prior written consent of Lender;

TOGETHER WITH all proceeds of and any unearned premiums on any insurance policies covering the real property and/or the improvements located thereon, including, without limitation, the right to receive and apply the proceeds of any insurance judgments, or settlements made in lieu thereof, for damage to the real property and/or the improvements located thereon or the indebtedness secured thereby;

TOGETHER WITH all contract rights, chattel paper, documents, accounts and general intangibles, rights to performance, entitlement to payment in cash or in kind, or any other benefits under any current or future governmental program which pertain to the real property, whether now or hereafter existing or acquired;

TOGETHER WITH all cash and noncash proceeds of the conversion, voluntary or involuntary, of any of the foregoing;

TOGETHER WITH any and all of Borrower's right, title, and/or interest in any and all system memberships and/or ownership certificates in any non-municipal water sewer systems now or in the future serving said property.

IDAHO UNIFORM INSTRUMENT (40 acres or less)	Form 5000.13A 5/18/07

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All replacements and additions shall also be covered by this Security Instrument.

All of the foregoing is referred to in this Security Instrument as the "Property."

For clarity, notwithstanding the foregoing or any other provision of this Security Instrument, the Property shall specifically exclude (a) all Collateral as defined in the Security Agreement, dated November 30, 2017, by and between Lender and S&W Seed Company granting Lender a security interest in such Collateral located in Idaho and securing that certain promissory note entered into by S&W Seed Company in the amount of $2,100,00.00 in favor of Lender (Loan # R1028) and (b) all seed or other products produced, processed or stored on the Property.

BORROWER COVENANTS that Borrower is lawfully seised of the estate hereby conveyed and has the right to grant and convey the Property and that the Property is unencumbered, except for encumbrances of record and specifically those permitted prior encumbrances, if any, set forth in the Permitted Prior Encumbrances Rider if said rider is attached to this Security Instrument. Borrower warrants and will defend generally the title to the Property against all claims and demands, subject to any encumbrances of record.

THIS SECURITY INSTRUMENT combines uniform covenants for national use and non-uniform covenants with limited variations by jurisdiction to constitute a uniform security instrument covering real property, fixtures, and certain personal property.

UNIFORM COVENANTS. Borrower and Lender covenant and agree as follows:

  Payment of Principal, Interest, Prepayment Charges, Yield Maintenance Premiums and Late Charges. Borrower shall pay when due the principal of, and interest on, the debt evidenced by the Note and any yield maintenance premiums, any prepayment charges and late charges due under the Note. Payments due under the Note and this Security Instrument shall be made in U.S. currency. However, if any check or other instrument received by Lender as payment under the Note or this Security Instrument is returned to Lender unpaid, Lender may require that any or all subsequent payments due under the Note and this Security Instrument be made in one or more of the following forms, as selected by Lender: (a) cash; (b) money order; (c) certified check, bank check, treasurer's check or cashier's check, provided any such check is drawn upon an institution whose deposits are insured by a federal agency, instrumentality, or entity; or (d) Electronic Funds Transfer.

  Payments are deemed received by Lender when received at the location designated in the Note or at such other location as may be designated by Lender in accordance with the notice provisions in Section 12. Lender may return any payment or partial payment if the payment or partial payment is insufficient to bring the Loan current. Lender may accept any payment or partial payment insufficient to bring the Loan current, without waiver of any rights hereunder or prejudice to its rights to refuse such payment or partial payment in the future, but Lender is not obligated to apply such payments at the time such payments are accepted Lender may hold such unapplied funds until Borrower makes payment to bring the Loan current. If Borrower does not do so within a reasonable period of time, Lender shall either apply such funds or return them to Borrower. If not applied earlier, such funds will be applied to the outstanding principal balance under the Note immediately prior to foreclosure. No offset or claim which Borrower might have now or in the future against Lender shall relieve Borrower from making payments due under the Note and this Security Instrument or performing the covenants and agreements secured by this Security Instrument.

  Application of Payments or Proceeds. Unless required by Applicable Law, payments will be applied first to accrued unpaid interest, then second to principal, third to advances under this Security Instrument, and finally to late charges. Such payments shall be applied to each Periodic Payment in the order in which it became due.

  If Lender receives a payment from Borrower for a delinquent Periodic Payment which includes a sufficient amount to pay any late charge due, the payment may be applied to the delinquent payment and the late charge. If more than one Periodic Payment is outstanding, Lender may apply any payment received from Borrower to the repayment of the Periodic Payments if, and to the extent that, each payment can be paid in full. To the extent that any excess exists after the payment is applied to the full payment of one or more Periodic Payments, such excess may be applied to any late charges due. Voluntary prepayments shall be applied first to any prepayment charges and then as described in the Note.

IDAHO UNIFORM INSTRUMENT (40 acres or less)	Form 5000.13A 5/18/07

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  Any application of payments, insurance proceeds, or Miscellaneous Proceeds to principal due under the Note shall not extend or postpone the due date, or change the amount, of the Periodic Payments.

  Charges; Liens. Borrower shall pay all taxes, assessments, charges, fines, and impositions attributable to the Property which can attain priority over this Security Instrument, leasehold payments or ground rents on the Property, if any.

  Borrower shall promptly discharge any lien which has priority over this Security Instrument unless Borrower: (a) agrees in writing to the payment of the obligation secured by the lien in a manner acceptable to Lender, but only so long as Borrower is performing such agreement; (b) contests the lien in good faith by, or defends against enforcement of the lien in, legal proceedings which in Lender's opinion operate to prevent the enforcement of the lien while those proceedings are pending, but only until such proceedings are concluded; or (c) secures from the holder of the lien an agreement satisfactory to Lender subordinating the lien to this Security Instrument, If Lender determines that any part of the Property is subject to a lien which can attain priority over this Security Instrument, Lender may give Borrower a notice identifying the lien. Within 10 days of the date on which that notice is given, Borrower shall satisfy the lien or take one or more of the actions set forth above in this Section 3.

  Lender may require Borrower to pay a one-time charge for a real estate tax verification and/or reporting service used by Lender in connection with this Loan.

  Property Insurance. Borrower shall keep the improvements now existing or hereafter erected on the Property insured against loss by fire, hazards included within the term "extended coverage," and any other hazards including, but not limited to, earthquakes and floods, for which Lender requires insurance. This insurance shall be maintained in the amounts (including deductible levels) and for the periods that Lender requires. What Lender requires pursuant to the preceding sentences can change during the term of the Loan. The insurance carrier providing the insurance shall be chosen by Borrower subject to Lender's right to disapprove Borrower's choice, which right shall not be exercised unreasonably. Lender may require Borrower to pay, in connection with this Loan, either: (a) a one-time charge for flood zone determination, certification and tracking services; or (b) a one-time charge for flood zone determination and certification services and subsequent charges each time remappings or similar changes occur which reasonably might affect such determination or certification. Borrower shall also be responsible for the payment of any fees imposed by the Federal Emergency Management Agency in connection with the review of any flood zone determination resulting from an objection by Borrower.

  If Borrower fails to maintain any of the coverages described above, such failure shall constitute a default under the terms of this Security Instrument and the Loan. Lender may obtain insurance coverage, at Lender's option and Borrower's expense. Lender is under no obligation to purchase any particular type or amount of coverage. Therefore, such coverage shall cover Lender, but might or might not protect Borrower, Borrower's equity in the Property, or the contents of the Property, against any risk, hazard or liability and might provide greater or lesser coverage than was previously in effect. Borrower acknowledges that the cost of the insurance coverage so obtained might significantly exceed the cost of insurance that Borrower could have obtained. Any amounts disbursed by Lender under this Section 4 shall become additional debt of Borrower secured by this Security Instrument. These amounts shall bear interest at the Note rate from the date of disbursement and shall be payable, with such interest, upon notice from Lender to Borrower requesting payment.

  All insurance policies required by Lender and renewals of such policies shall be subject to Lender's right to disapprove such policies, shall include a standard mortgage clause, and shall name Lender as mortgagee and/or as an additional loss payee. Lender shall have the right to hold the policies and renewal certificates. If Lender requires, Borrower shall promptly give to Lender all receipts of paid premiums and renewal notices. If Borrower obtains any form of insurance coverage, not otherwise required by Lender, for damage to, or destruction of, the Property, such policy shall include a standard mortgage clause and shall name Lender as mortgagee and/or as an additional loss payee.

IDAHO UNIFORM INSTRUMENT (40 acres or less)	Form 5000.13A 5/18/07

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  In the event of loss, Borrower shall give prompt notice to the insurance carrier and Lender. Lender may make proof of loss if not made promptly by Borrower. Unless Lender and Borrower otherwise agree in writing, any insurance proceeds, whether or not the underlying insurance was required by Lender, shall be applied to restoration or repair of the Property, if the restoration or repair is economically feasible and Lender's security is not lessened. During such repair and restoration period, Lender shall have the right to hold such insurance proceeds until Lender has had an opportunity to inspect such Property to ensure the work has been completed to Lender's satisfaction, provided that such inspection shall be undertaken promptly. Lender may disburse proceeds for the repairs and restoration in a single payment or in a series of progress payments as the work is completed. Unless an agreement is made in writing or Applicable Law requires interest to be paid on such insurance proceeds, Lender shall not be required to pay Borrower any interest or earnings on such proceeds. Fees for public adjusters, or other third parties, retained by Borrower shall not be paid out of the insurance proceeds and shall be the sole obligation of Borrower. If the restoration or repair is not economically feasible or Lender's security would be lessened, the insurance proceeds shall be applied to the sums secured by this Security Instrument, whether or not then due, with the excess, if any, paid to Borrower. Such insurance proceeds shall be applied in the order provided for in Section 2.

  If Borrower abandons the Property, Lender may file, negotiate and settle any available insurance claim and related matters. If Borrower does not respond within 30 days to a notice from Lender that the insurance carrier has offered to settle a claim, then Lender may negotiate and settle the claim. The 30-day period will begin when the notice is given. In either event, or if Lender acquires the Property under Section 25 or otherwise, Borrower hereby assigns to Lender (a) Borrower's rights to any insurance proceeds in an amount not to exceed the amounts unpaid under the Note or this Security Instrument, and (b) any other of Borrower's rights (other than the right to any refund of unearned premiums paid by Borrower) under all insurance policies covering the Property, insofar as such rights are applicable to the coverage of the Property. Lender may use the insurance proceeds either to repair or restore the Property or to pay amounts unpaid under the Note or this Security Instrument, whether or not then due.

  Preservation, Maintenance and Protection of the Property; Inspections. Borrower shall not destroy, damage or impair the Property, allow the Property to deteriorate or commit waste on the Property. Borrower shall maintain the Property in order to prevent the Property from deteriorating or decreasing in value due to its condition. Unless it is determined pursuant to Section 4 that repair or restoration is not economically feasible, Borrower shall promptly repair the Property if damaged to avoid further deterioration or damage. If insurance or condemnation proceeds are paid in connection with damage to, or the taking of, the Property, Borrower shall be responsible for repairing or restoring the Property only if Lender has released proceeds for such purposes. Lender may disburse proceeds for the repairs and restoration in a single payment or in a series of progress payments as the work is completed. If the insurance or condemnation proceeds are not sufficient to repair or restore the Property, Borrower is not relieved of Borrower's obligation for the completion of such repair or restoration.

  Borrower will operate the Property in a good and workmanlike manner and in accordance with all Applicable Law and will pay all fees and charges of any kind in connection therewith. Borrower will use good farming and animal husbandry practices.

  Lender or its agent may make reasonable entries upon and inspections of the Property. If it has reasonable cause, Lender may inspect the interior of the improvements on the Property. Lender shall give Borrower notice at the time of or prior to such an interior inspection specifying such reasonable cause.

  Borrower's Loan Application. Borrower shall be in default if, during the Loan application process, Borrower or any persons or entities acting at the direction of Borrower or with Borrower's knowledge or consent gave materially false, misleading, or inaccurate information or statements to Lender (or failed to provide Lender with material information) in connection with the Loan.

  Protection of Lender's Interest in the Property and Rights Under this Security Instrument. If (a) Borrower fails to perform the covenants and agreements contained in this Security Instrument, (b) there is a legal proceeding that might significantly affect Lender's interest in the Property and/or rights under this Security Instrument (such as a proceeding in bankruptcy, probate, for condemnation or forfeiture, for enforcement of a lien which may attain priority over this Security Instrument or to enforce laws or regulations), or (c) Borrower has abandoned the Property, then Lender may do and pay for whatever is reasonable or appropriate to protect Lender's interest in the Property and rights under this Security Instrument,

IDAHO UNIFORM INSTRUMENT (40 acres or less)	Form 5000.13A 5/18/07

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  including protecting and/or assessing the value of the Property, and securing and/or repairing the Property. Lender's actions can include, but are not limited to: (a) paying any sums secured by a lien which has priority over this Security Instrument; (b) appearing in court; (c) paying reasonable attorneys' fees to protect its interest in the Property and/or rights under this Security Instrument, including its secured position in a bankruptcy proceeding, (d) perform any farming operations related to the planting, growing, maintenance, and harvesting of crops located on the Property, and (e) perform any ranching operations related to any animals located on the Property. Securing the Property includes, but is not limited to, entering the Property to make repairs, change locks, replace or board up doors and windows, drain water from pipes, eliminate building or other code violations or dangerous conditions, and have utilities turned on or off. Although Lender may take action under this Section 7, Lender does not have to do so and is not under any duty or obligation to do so. It is agreed that Lender incurs no liability for not taking any or all actions authorized under this Section 7. Lender may perform these or any other actions it deems necessary in Lender's sole discretion to preserve the value of the Property, and/or assign to others the right to do same on behalf of Lender. Lender may make advances under this security instrument or other instrument providing security for the Note, to protect the Lender's interest in this security instrument or other instrument providing security for the Note from loss of value or damage. Any money so advanced (including reasonable costs of recovery and attorneys' fees) plus interest at the default rate indicated in the Note shall become an obligation due and owing under the terms of the Note immediately upon the date advanced by Lender and is an obligation of the Borrower secured by the security instrument or other instrument providing security for the Note.

  Any amounts disbursed by Lender under this Section 7 shall become additional debt of Borrower secured by this Security Instrument. These amounts shall bear interest at the Note rate from the date of disbursement and shall be payable, with such interest, upon notice from Lender to Borrower requesting payment.

  If this Security Instrument is on a leasehold, Borrower shall comply with all the provisions of the lease. Borrower shall not surrender the leasehold estate and interests herein conveyed or terminate or cancel the ground lease. Borrower shall not, without the express written consent of Lender, alter or amend the ground lease. If Borrower acquires fee title to the Property, the leasehold and the fee title shall not merge unless Lender agrees to the merger in writing.

  Assignment of Miscellaneous Proceeds; Forfeiture. All Miscellaneous Proceeds are hereby assigned to and shall be paid to Lender.

  If the Property is damaged, such Miscellaneous Proceeds shall be applied to restoration or repair of the Property, if the restoration or repair is economically feasible and Lender's security is not lessened. During such repair and restoration period, Lender shall have the right to hold such Miscellaneous Proceeds until Lender has had an opportunity to inspect such Property to ensure the work has been completed to Lender's satisfaction, provided that such inspection shall be undertaken promptly. Lender may pay for the repairs and restoration in a single disbursement or in a series of progress payments as the work is completed. Unless an agreement is made in writing or Applicable Law requires interest to be paid on such Miscellaneous Proceeds, Lender shall not be required to pay Borrower any interest or earnings on such Miscellaneous Proceeds. If the restoration or repair is not economically feasible or Lender's security would be lessened, the Miscellaneous Proceeds shall be applied to the sums secured by this Security Instrument, whether or not then due, with the excess, if any, paid to Borrower. Such Miscellaneous Proceeds shall be applied in the order provided for in Section 2.

  In the event of a total taking, destruction, or loss in value of the Property, the Miscellaneous Proceeds shall be applied to the sums secured by this Security Instrument, whether or not then due, with the excess, if any, paid to Borrower.

  In the event of a partial taking, destruction, or loss in value of the Property in which the fair market value of the Property immediately before the partial taking, destruction, or loss in value is equal to or greater than the amount of the sums secured by this Security Instrument immediately before the partial taking, destruction, or loss in value, unless Borrower and Lender otherwise agree in writing, the sums secured by this Security Instrument shall be reduced by the amount of the Miscellaneous Proceeds multiplied by the following fraction: (a) the total amount of the sums secured immediately before the partial taking, destruction, or loss in value divided by (b) the fair market value of the Property immediately before the partial taking, destruction, or loss in value. Any balance shall be paid to Borrower.

  In the event of a partial taking, destruction, or loss in value of the Property in which the fair market value of the Property immediately before the partial taking, destruction, or loss in value is less than the amount of the sums secured immediately before the partial taking, destruction, or loss in value, unless Borrower and Lender otherwise agree in writing, the Miscellaneous Proceeds shall be applied to the sums secured by this Security Instrument whether or not the sums are then due.

IDAHO UNIFORM INSTRUMENT (40 acres or less)	Form 5000.13A 5/18/07

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  If the Property is abandoned by Borrower, or if, after notice by Lender to Borrower that the Opposing Party (as defined in the next sentence) offers to make an award to settle a claim for damages, Borrower fails to respond to Lender within 30 days after the date the notice is given, Lender is authorized to collect and apply the Miscellaneous Proceeds either to restoration or repair of the Property or to the sums secured by this Security Instrument, whether or not then due.

  "Opposing Party" means the third party that owes Borrower Miscellaneous Proceeds or the party against whom Borrower has a right of action in regard to Miscellaneous Proceeds.

  Borrower shall be in default if any action or proceeding, whether civil or criminal, is begun that, in Lender's judgment, could result in forfeiture of the Property or other material impairment of Lender's interest in the Property or rights under this Security Instrument. Borrower can cure such a default and, if acceleration has occurred, reinstate as provided in Section 16, by causing the action or proceeding to be dismissed with a ruling that, in Lender's judgment, precludes forfeiture of the Property or other material impairment of Lender's interest in the Property or rights under this Security Instrument. The proceeds of any award or claim for damages that are attributable to the impairment of Lender's interest in the Property are hereby assigned and shall be paid to Lender.

  All Miscellaneous Proceeds that are not applied to restoration or repair of the Property shall be applied in the order provided for in Section 2.

  Borrower Not Released; Forbearance By Lender Not a Waiver. Extension of the time for payment or modification of amortization of the sums secured by this Security Instrument granted by Lender to Borrower or any Successor in Interest of Borrower shall not operate to release the liability of Borrower or any Successors in Interest of Borrower. Lender shall not be required to commence proceedings against any Successor in Interest of Borrower or to refuse to extend time for payment or otherwise modify amortization of the sums secured by this Security Instrument by reason of any demand made by the original Borrower or any Successors in Interest of Borrower. Any forbearance by Lender in exercising any right or remedy including, without limitation, Lender's acceptance of payments from third persons, entities or Successors in Interest of Borrower or in amounts less than the amount then due, shall not be a waiver of or preclude the exercise of any right or remedy.

  Joint and Several Liability; Co-signers; Successors and Assigns Bound. Borrower covenants and agrees that Borrower's obligations and liability shall be joint and several. However, any Borrower who co-signs this Security Instrument but does not execute the Note (a "co-signer"): (a) is co-signing this Security Instrument only to mortgage, grant and convey the co-signer's interest in the Property under the terms of this Security Instrument; (b) is not personally obligated to pay the sums secured by this Security Instrument; and (c) agrees that Lender and any other Borrower can agree to extend, modify, forbear or make any accommodations with regard to the terms of this Security Instrument or the Note without the co-signer's consent.

  Subject to the provisions of Section 15, any Successor in Interest of Borrower who assumes Borrower's obligations under this Security Instrument in writing, and is approved by Lender, shall obtain all of Borrower's rights and benefits under this Security Instrument. Borrower shall not be released from Borrower's obligations and liability under this Security Instrument unless Lender agrees to such release in writing. The covenants and agreements of this Security Instrument shall bind (except as provided in Section 17) and benefit the successors and assigns of Lender.

  Loan Charges. Lender may charge Borrower fees for services performed in connection with Borrower's default, for the purpose of protecting Lender's interest in the Property and rights under this Security Instrument, including, but not limited to, attorneys' fees, property inspection and valuation fees. In regard to any other fees, the absence of express authority in this Security Instrument to charge a specific fee to Borrower shall not be construed as a prohibition on the charging of such fee. Lender may not charge fees that are expressly prohibited by this Security Instrument or by Applicable Law.

IDAHO UNIFORM INSTRUMENT (40 acres or less)	Form 5000.13A 5/18/07

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  If the Loan is subject to a law which sets maximum loan charges, and that law is finally interpreted so that the interest or other loan charges collected or to be collected in connection with the Loan exceed the permitted limits, then: (a) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (b) any sums already collected from Borrower which exceeded permitted limits will be refunded to Borrower. Lender may choose to make this refund by reducing the principal owed under the Note or by making a direct payment to Borrower. If a refund reduces principal, the reduction will be treated as a partial prepayment without any prepayment charge (whether or not a prepayment charge is provided for under the Note). Borrower's acceptance of any such refund made by direct payment to Borrower will constitute a waiver of any right of action Borrower might have arising out of such overcharge.

  Notices. All notices given by Borrower or Lender in connection with this Security Instrument must be in writing. Any notice to Borrower in connection with this Security Instrument shall be deemed to have been given to Borrower when mailed by first class mail or when actually delivered to Borrower's notice address if sent by other means. Notice to any one Borrower shall constitute notice to all Borrowers unless Applicable Law expressly requires otherwise.

  The notice address shall be 106K Street, Suite 300, Sacramento, CA 95814, unless Borrower has designated a substitute notice address by notice to Lender. Borrower shall promptly notify Lender of Borrower's change of address. If Lender specifies a procedure for reporting Borrower's change of address, then Borrower shall only report a change of address through that specified procedure. There may be only one designated notice address under this Security Instrument at any one time. Any notice to Lender shall be given by delivering it or by mailing it by first class mail to Lender's address stated herein unless Lender has designated another address by notice to Borrower. Any notice in connection with this Security Instrument shall not be deemed to have been given to Lender until actually received by Lender. If any notice required by this Security Instrument is also required under Applicable Law, the Applicable Law requirement will satisfy the corresponding requirement under this Security Instrument.

  Governing Law; Severability; Rules of Construction. This Security Instrument shall be governed by federal law and the law of the jurisdiction in which the Property is located. All rights and obligations contained in this Security Instrument are subject to any requirements and limitations of Applicable Law. Applicable Law might explicitly or implicitly allow the parties to agree by contract or it might be silent, but such silence shall not be construed as a prohibition against agreement by contract. In the event that any provision or clause of this Security Instrument or the Note conflicts with Applicable Law, such conflict shall not affect other provisions of this Security Instrument or the Note which can be given effect without the conflicting provision.

  As used in this Security Instrument: (a) words of the masculine gender shall mean and include corresponding neuter words or words of the feminine gender; (b) words in the singular shall mean and include the plural and vice versa; and (c) the word "may" gives sole discretion without any obligation to take any action.

  Borrower's Copy. Borrower shall be given one copy of the Note and of this Security Instrument.

  Transfer of the Property or a Beneficial Interest in Borrower. As used in this Section 15, "Interest in the Property" means any legal or beneficial interest in the Property, including, but not limited to, those beneficial interests transferred in a bond for deed, contract for deed, installment sales contract or escrow agreement, the intent of which is the transfer of title by Borrower at a future date to a purchaser.

  If all or any part of the Property or any Interest in the Property is sold or transferred (or if Borrower is not a natural person and a beneficial interest in Borrower is sold or transferred) without Lender's prior written consent, Lender may require immediate payment in full of all sums secured by this Security Instrument. However, this option shall not be exercised by Lender if such exercise is prohibited by Applicable Law.

  If Lender exercises this option, Lender shall give Borrower notice of acceleration. The notice shall provide a period of not less than 30 days from the date the notice is given in accordance with Section 12 within which Borrower must pay all sums secured by this Security Instrument. If Borrower fails to pay these sums prior to the expiration of this period, Lender may invoke any remedies permitted by this Security Instrument without further notice or demand on Borrower.

  Borrower's Right to Reinstate After Acceleration. If Borrower meets certain conditions, Borrower shall have the right to have enforcement of this Security Instrument discontinued at any time prior to the earliest of: (a) five days before sale of the Property pursuant to any power of sale contained in this Security Instrument; (b) such other period as Applicable Law might specify for the termination of Borrower's right to reinstate; or (c) entry of a judgment enforcing this Security Instrument. Those conditions are that Borrower: (a) pays Lender all sums which then would be due under this Security Instrument and the Note as if no acceleration had occurred; (b) cures any default of any other covenants or agreements; (c) pays all expenses incurred in enforcing this

IDAHO UNIFORM INSTRUMENT (40 acres or less)	Form 5000.13A 5/18/07

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  Security Instrument, including, but not limited to, reasonable attorneys' fees, property inspection and valuation fees, and other fees incurred for the purpose of protecting Lender's interest in the Property and rights under this Security Instrument; and (d) takes such action as Lender may reasonably require to assure that Lender's interest in the Property and rights under this Security Instrument, and Borrower's obligation to pay the sums secured by this Security Instrument, shall continue unchanged. Lender may require that Borrower pay such reinstatement sums and expenses in one or more of the following forms, as selected by Lender: (a) cash; (b) money order; (c) certified check, bank check, treasurer's check or cashier's check, provided any such cheek is drawn upon an institution whose deposits are insured by a federal agency, instrumentality or entity; or (d) Electronic Funds Transfer. Upon reinstatement by Borrower, this Security Instrument and obligations secured hereby shall remain fully effective as if no acceleration had occurred. However, this right to reinstate shall not apply in the case of acceleration under Section 15.

  Sale of Note; Change of Loan Servicer; Notice of Grievance. The Note or a partial interest in the Note (together with this Security Instrument) can be sold one or more times without prior notice to Borrower.

  Neither Borrower nor Lender may commence, join, or be joined to any judicial action (as either an individual litigant or the member of a class) that arises from the other party's actions pursuant to this Security Instrument or that alleges that the other party has breached any provision of, or any duty owed by reason of, this Security Instrument, until such Borrower or Lender has notified the other party (with such notice given in compliance with the requirements of Section 12) of such alleged breach and afforded the other party hereto a reasonable period after the giving of such notice to take corrective action. If Applicable Law provides a time period which must elapse before certain action can be taken, that time period will be deemed to be reasonable for purposes of this paragraph. The notice of acceleration and opportunity to cure given to Borrower pursuant to Section 25 and the notice of acceleration given to Borrower pursuant to Section 15 shall be deemed to satisfy the notice and opportunity to take corrective action provisions of this Section 17.

  Hazardous Substances. As used in this Section 18: (a) "Hazardous Substances" are those substances defined as toxic or hazardous substances, pollutants, or wastes by Environmental Law and the following substances: gasoline, kerosene, other flammable or toxic petroleum products, toxic pesticides and herbicides, volatile solvents, materials containing asbestos or formaldehyde, and radioactive materials; (b) "Environmental Law" means federal laws and laws of the jurisdiction where the Property is located that relate to health, safety or environmental protection; (c) "Environmental Cleanup" includes any response action, remedial action, or removal action, as defined in Environmental Law; and (d) an "Environmental Condition" means a condition that can cause, contribute to, or otherwise trigger an Environmental Cleanup.

  Borrower shall not cause or permit the presence, use, disposal, storage, or release of any Hazardous Substances, or threaten to release any Hazardous Substances, on or in the Property. Borrower shall not do, nor allow anyone else to do, anything affecting the Property (a) that is in violation of any Environmental Law, (b) which creates an Environmental Condition, or (c) which, due to the presence, use, or release of a Hazardous Substance, creates a condition that adversely affects the value of the Property. The preceding two sentences shall not apply to the presence, use, or storage on the Property of small quantities of Hazardous Substances that are generally recognized to be appropriate to normal residential uses and to maintenance of the Property (including, but not limited to, hazardous substances in consumer products).

  Borrower shall promptly give Lender written notice of (a) any investigation, claim, demand, lawsuit or other action by any governmental or regulatory agency or private party involving the Property and any Hazardous Substance or Environmental Law of which Borrower has actual knowledge, (b) any Environmental Condition, including but not limited to, any spilling, leaking, discharge, release or threat of release of any Hazardous Substance, and (c) any condition caused by the presence, use or release of a Hazardous Substance which adversely affects the value of the Property. If Borrower learns, or is notified by any governmental or regulatory authority, or any private party, that any removal or other remediation of any Hazardous Substance affecting the Property is necessary, Borrower shall promptly take all necessary remedial actions in accordance with Environmental Law. Nothing herein shall create any obligation on Lender for an Environmental Cleanup. Borrower agrees to indemnify and hold Lender free and harmless from and against all loss, costs (including attorneys' fees and costs), damage (including consequential damages), and expenses Lender may sustain by reason of the assertion against Lender by any third-party of any claim in connection with Hazardous Substances on, in or affecting the Property. Borrower further agrees that Lender shall have the right to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any claims related to Hazardous Substances on, in or affecting the Property, and shall pay any such attorney fees and expenses Lender incurs in connection therewith.

IDAHO UNIFORM INSTRUMENT (40 acres or less)	Form 5000.13A 5/18/07

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  Additional Property Subject To The Security Instrument. This Security Instrument also constitutes a security agreement within the meaning of the Uniform Commercial Code as adopted in the State of ID (the "UCC"). In addition to the Property described in the Security Instrument, the following items now or hereafter attached to the Property to the extent they are fixtures are added to the Property description, and shall also constitute the Property covered by the Security Instrument: building materials, appliances and goods of every nature whatsoever now or hereafter located in, on, or used, or intended to be used in connection with the Property, including, but not limited to, those for the purposes of supplying or distributing heating, cooling, electricity, gas, water, air and light, fire prevention and extinguishing apparatus, security and access control apparatus. plumbing, bath tubs, water heaters, water closets, sinks, ranges, stoves, refrigerators, dishwashers, disposals. washers, dryers, awnings, storm windows, storm doors,. screens, blinds, shades, curtains and curtain rods, attached minors, cabinets, paneling, attached floor coverings, irrigation Dines and pumps, livestock fencing and pens. windmills and related equipment and pumps, and specifically: All water and water rights now owned or hereafter acquired by Debtor and howsoever evidenced, whether such water and water rights are riparian, appropriative or otherwise and whether or not appurtenant to the real estate described herein, all ditch/pond and ditch/pond rights and any shares of stock, licenses, permits and contracts evidencing such water or ditch rights, and all wells, reservoirs, dams, embankments or fixtures relating thereto, along with all replacements, substitutions, accessions thereto and proceeds derived therefrom.

  All irrigation equipment of every kind and nature, including but not limited to center irrigation pivots, pumps, rive pipe, sprinklers, motors, well equipment, pumps and power units, now owned or hereafter acquired by Debtor and now or hereafter located and situated on the real estate described herein, along with all replacements, substitutions, accessions thereto and proceeds derived therefrom.

  All Seed Processing Equipment., all of which, including replacements and additions thereto, shall be deemed to be and remain a part of the Property covered by the Security Instrument. All of the foregoing together with the Property described in the Security Instrument (or the leasehold estate if the Security Instrument is on a leasehold) are referred to in this Security Instrument as the "Property."

  Fixture Filing. This Security Instrument constitutes a "fixture filing" for the purposes of the UCC against all of the Property which is or is to become fixtures per the UCC.

  Use of Property; Compliance With Law. Borrower shall not seek, agree to or make a change in the use of the Property or its zoning classification, unless Lender has agreed in writing to the change. Borrower shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property.

  Assignment of Leases. Upon Lender's request after default, Borrower shall assign to Lender all leases of the Property and all security deposits made in connection with leases of the Property. Upon the assignment, Lender shall have the right to modify, extend or terminate the existing leases and to execute new leases, in Lender's sole discretion. As used in this paragraph, the word "lease" shall mean "sublease" if the Security Instrument is on a leasehold.

  Assignment of Rents; Appointment of Receiver; Lender In Possession. Specifically excepting any receipts or revenues Borrower receives from the sale of seed or other products produced, processed or stored at Borrower facilities on the Property, Borrower absolutely and unconditionally assigns and transfers to Lender all the rents and revenues ("Rents") of the Property, regardless of to whom the Rents of the Property are payable. Borrower authorizes Lender or Lender's agents to collect the Rents, and agrees that each tenant of the Property shall pay the Rents to Lender or Lender's agents. However, Borrower shall receive the Rents until (i) Lender has given Borrower notice of default pursuant to Sections 12 and 25 of the Security Instrument and (ii) Lender has given notice to the tenant(s) that the Rents are to be paid to Lender or Lender's agent. This assignment of Rents constitutes an absolute assignment and not an assignment for additional security only.

IDAHO UNIFORM INSTRUMENT (40 acres or less)	Form 5000.13A 5/18/07

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  If Lender gives notices of default to Borrower: (i) all Rents received by Borrower shall be held by Borrower as trustee for the benefit of Lender only, to be applied to the sums secured by the Security Instrument; (ii) Lender shall be entitled to collect and receive all of the Rents of the Property; (iii) Borrower agrees that each tenant of the Property shall pay all Rents due and unpaid to Lender or Lender's agents upon Lender's written demand to the tenant; (iv) unless applicable law provides otherwise, all Rents collected by Lender or Lender's agents shall be applied first to the costs of taking control of and managing the Property and collecting the Rents, including, but not limited to, attorneys' fees, receiver's fees, premiums on receiver's bonds, repair and maintenance costs, insurance premiums, taxes, assessments and other charges on the Property, and then to the sums secured by the Security Instrument; (v) Lender, Lender's agents or any judicially appointed receiver shall be liable to account for only those Rents actually received; and (vi) Lender shall be entitled to have a receiver appointed to take possession of and manage the Property and collect the Rents and profits derived from the Property without any showing as to the inadequacy of the Property as security.

  If the Rents of the Property are not sufficient to cover the costs of taking control of and managing the Property and of collecting the Rents any funds expended by Lender for such purposes shall become indebtedness of Borrower to Lender secured by the Security Instrument pursuant to Section 7 of the Security Instrument.

  Borrower represents and warrants that Borrower has not executed any prior assignment of the Rents and has not performed, and will not perform, any act that would prevent Lender from exercising its rights under this paragraph.

  Lender, or Lender's agents or a judicially appointed receiver, shall not be required to enter upon, take control of or maintain the Property before or after giving notice of default to Borrower. However, Lender, or Lender's agents or a judicially appointed receiver, may do so at any time when a default occurs. Any application of Rents shall not cure or waive any default or invalidate any other right or remedy of Lender. This assignment of Rents of the Property shall terminate when all the sums secured by the Security Instrument are paid in full.

  Cross-Default Provision. Borrower's default or breach under any note or agreement in which Lender has an interest shall be a breach under the Security Instrument and Lender may invoke any of the remedies permitted by the Security Instrument.

  NON-UNIFORM COVENANTS. Borrower and Lender further covenant and agree as follows:

  Acceleration; Remedies. Lender shall give notice to Borrower prior to acceleration following Borrower's breach of any covenant or agreement in this Security Instrument (but not prior to acceleration under Section 15 unless Applicable Law provides otherwise). The notice shall specify: (a) the default; (b) the action required to cure the default; (c) a date, not less than 30 days from the date the notice is given to Borrower, by which the default must be cured; and (d) that failure to cure the default on or before the date specified in the notice may result in acceleration of the sums secured by this Security Instrument and sale of the Property. The notice shall further inform Borrower of the right to reinstate after acceleration and the right to bring a court action to assert the non-existence of a default or any other defense of Borrower to acceleration and sale. If the default is not cured on or before the date specified in the notice, Lender at its option may require immediate payment in full of all sums secured by this Security Instrument without further demand and may invoke the power of sale and any other remedies permitted by Applicable Law. Lender shall be entitled to collect all expenses incurred in pursuing the remedies provided in this Section 25, including, but not limited to, reasonable attorneys' fees and costs of title evidence.

  If Lender invokes the power of sale, Lender shall execute or cause Trustee to execute written notice of the occurrence of an event of default and of Lender's election to cause the Property to be sold, and shall cause such notice to be recorded in each county in which any part of the Property is located. Lender or Trustee shall mail copies of the notice as prescribed by Applicable Law to Borrower and to other persons prescribed by Applicable Law. Trustee shall give public notice of sale to the persons and in the manner prescribed by Applicable Law. After the time required by Applicable Law, Trustee, without demand on Borrower, shall sell the Property at public auction to the highest bidder at the time and place and under the terms designated in the notice of sale in one or more parcels and in any order Trustee determines. Trustee may postpone sale of all or any parcel of the Property by public announcement at the time and place of any previously scheduled sale. Lender or its designee may purchase the Property at any sale.

IDAHO UNIFORM INSTRUMENT (40 acres or less)	Form 5000.13A 5/18/07

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  Trustee shall deliver to the purchaser Trustee's deed conveying the Property without any covenant or warranty, expressed or implied. The recitals in the Trustee's deed shall be prima facie evidence of the truth of the statements made therein. Trustee shall apply the proceeds of the sale in the following order: (a) to all expenses of the sale, including, but not limited to, reasonable Trustee's and attorneys' fees; (b) to all sums secured by this Security Instrument; and (c) any excess to the person or persons legally entitled to it.

  Reconveyance. Upon payment of all sums secured by this Security Instrument, Lender shall request Trustee to reconvey the Property and shall surrender this Security Instrument and all notes evidencing debt secured by this Security Instrument to Trustee. Trustee shall reconvey the Property without warranty to the person or persons legally entitled to it. Such person or persons shall pay any recordation costs. Lender may charge such person or persons a fee for reconveying the Property, but only if the fee is paid to a third party (such as the Trustee) for services rendered and the charging of the fee is permitted under Applicable Law.

  Substitute Trustee. Lender may, for any reason or cause, from time to time remove Trustee and appoint a successor trustee to any Trustee appointed hereunder_ Without conveyance of the Property, the successor trustee shall succeed to all the title, power and duties conferred upon Trustee herein and by Applicable Law.

  Area and Location of Property. Either the Property is not more than 40 acres in area or the Property is located within an incorporated city or village.

BY SIGNING BELOW, Borrower accepts and agrees to the terms and covenants contained in this Security Instrument and in any Rider executed by Borrower and recorded with it.

NOTICE

UNDER IDAHO LAW, ANY PROMISE BY THE BANK TO GRANT OR EXTEND EXISTING CREDIT TO YOU MUST BE IN WRITING TO BE LEGALLY BINDING UPON THE BANK IF THE ORIGINAL AMOUNT OF SUCH CREDIT IS $50,000 OR MORE.

S&W Seed Company, a Nevada corporation

/s/Matthew K. Szet
Signature
 Matthew K. Szot, Chief Financial Officer
 Mailing address
802 N Douty St.
Hanford, CA 93230

[Sign Originals Only]

IDAHO UNIFORM INSTRUMENT (40 acres or less)	Form 5000.13A 5/18/07

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A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA )
                )
COUNTY OF SAN DIEGO )

On this 30th day of November, 2017, before me, Candelario Resendez, personally appeared Matthew K. Szot, Executive Vice President of Finance and Administration and CFO of S&W Seed Company, Sole Member of Seed Holding, LLC, on behalf of said corporation, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the entities upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that eth foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/Candelario Resendez
Signature
(Seal)

IDAHO UNIFORM INSTRUMENT (40 acres or less)	Form 5000.13A 5/18/07

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Exhibit A

Parcel 1:

The West 220 feet of the East 1022 feet of the Southeast Quarter of the Northeast Quarter of Section 16, Township 2 North, Range 2 West, Boise Meridian, Canyon County, Idaho;
and
A portion of the Southeast Quarter of the Northeast Quarter of Section 16, Township 2 North, Range 2 West of the Boise Meridian, Canyon County, Idaho, being more particularly described as follows:
Commencing at the Southeast corner of said Southeast Quarter of the Northeast Quarter of Section 16; thence
South 89°55'04" West along the South line of said Southeast Quarter to the Northeast Quarter a distance of 1022.00 feet to the True Point of Beginning; thence continuing
South 89°55'04" West along said South line, a distance of 30.00 feet to a point; thence
North on a line parallel to the East line of said Southeast Quarter of the Northeast Quarter of Section 16, a distance of 190.00 feet to a point; thence
North 89°55'04" East, along a line parallel with the South line of said Southeast Quarter of the Northeast Quarter, a distance of 30.00 feet; thence
South along a line parallel to the East line of said Southeast Quarter of the Northeast Quarter, a distance of 190.00 feet to the True Point of Beginning.

Parcel 2:

A parcel of land located in the Southeast Quarter of the Northeast Quarter of Section 16, Township 2 North, Range 2 West of the Boise Meridian, Canyon County, Idaho, and is more particularly described as follows:

Commencing at the East quarter corner of said Section 15, being a P.K. Nail and the centerline intersection of Lake Shore Drive and 12th Avenue South; thence
South 89°55'04" West along the South line of said Southeast quarter of the Northeast Quarter, and the centerline of Lake Shore Drive, a distance of 1022.00 feet to a P.K. Nail, being the True Point of Beginning; thence continuing
South 89°55'04" West along said South line of the Southeast Quarter of the Northeast Quarter and the centerline of Lake Shore Drive, a distance of 300.20 feet to the Southwest corner of said parcel, being a 5/8 inch steel pin, from whence a 112 inch steel pin bears North 0°06'20" West, a distance of 33.00 feet; thence leaving said
South line of the Southeast Quarter of the Northeast Quarter and the centerline of Lake Shore Drive North 0°06'20" West, along the West line of said Southeast Quarter of the Northeast Quarter, a distance of 1324.04 feet to the Northwest corner of said parcel being a 5/8 inch steel pin, and the Northeast 1/16 corner of said Section 16; thence
North 89°55'27" East along the North line of said Southeast Quarter of the Northeast Quarter, a distance of 302.64 feet to the Northeast corner of said parcel, being a 1/2 inch steel pin; thence
South and parallel with the East line of said Southeast Quarter of the Northeast
Quarter, a distance of 1324.01 feet to the True Point of Beginning.

Excepting Therefrom:

A portion of the Southeast Quarter of the Northeast Quarter of Section 16, Township 2 North, Range 2 West of the Boise Meridian, Canyon County, Idaho, being more particularly described as follows:

Commencing at the Southeast corner of said Southeast Quarter of the Northeast Quarter of Section 16; thence
South 89°55'04" West along the South line of said Southeast Quarter of the Northeast Quarter a distance of 1022.00 feet to the True Point of Beginning; thence continuing
South 89°55'04" West along said South line, a distance of 30.00 feet to a point; thence
North on a line parallel to the East line of said Southeast Quarter of the Northeast Quarter of Section 16, a distance of 390.00 feet to a point; thence
North 89°55'04" East, along a line parallel with the South line of said Southeast Quarter of the Northeast Quarter, a distance of 30.00 feet; thence
South along a line parallel to the East line of said Southeast Quarter of the Northeast Quarter, a distance of 190.00 feet to the True Point of Beginning.

Parcel 3:

COMMENCING at the Northwest corner of Lot 1 in Section 18, Township 2 North, Range 1 West of the Boise Meridian, Canyon County, Idaho; thence
East along the North boundary line of said Lot 1, a distance of 544 feet to the Real Point of Beginning; thence
South and parallel to the West boundary line of said Lot 1, a distance of 179 feet; thence
West and parallel to the North boundary line of said Lot 1, a distance of 106 feet; thence
South and parallel to the West boundary line of said Lot 1, a distance of 156 feet; thence
East and parallel to the North boundary line of said Lot 1, a distance of 172 feet; thence
North and parallel to the West boundary line of said Lot 1, a distance of 156 feet; thence
West and parallel to the North boundary tine of said Lot 1, a distance of 26 feet; thence

North and parallel to the West boundary line of said Lot 1, a distance of 179 feet, more or less, to a point in the North boundary line of said Lot 1; thence
West a distance of 40 feet, more or less, along the North boundary line of Lot 1 to the Real Point of Beginning.

AND

Lot 1 in Section 18, Township 2 North, Range 1 West of the Boise Meridian, Canyon County, Idaho.

EXCEPTING the following described real property, to-wit:

COMMENCING at the Northwest corner of Lot 1 in Section 18, Township 2 North, Range 1 West of the Boise Meridian, Canyon County, Idaho; thence
East along the North boundary line of said Lot 1, a distance of 544 feet to the Real Point of Beginning; thence
South and parallel to the West boundary line of said Lot 1, a distance of 179 feet; thence
West and parallel to the North boundary line of said Lot 1, a distance of 106 feet; thence
South and parallel to the West boundary line of said Lot 1, a distance of 156 feet; thence
East and parallel to the North boundary line of Lot 1, a distance of 172 feet; thence North and parallel to the West boundary line of said Lot 1, a distance of 156 feet; thence
West and parallel to the North boundary tine of said Lot 1, a distance of 26 feet; thence
North and parallel to the West boundary line of said Lot 1, a distance of 179 feet, more or less, to a point in the North boundary line of said Lot 1; thence
West a distance of 40 feet, more or less, along the North boundary line of Lot 1 to the Real Point of Beginning.

Parcel 4:

The Northeast Quarter Northwest Quarter, Section 18, Township 2 North, Range 1 West of the Boise Meridian, Canyon County, Idaho.

Address disclosed by County Assessor: 4819 East Lewis Lane, Nampa, ID 83686; 9224 Lake Shore Drive, Nampa, ID 83686

APN: 28992000 0; 28992010 0; 29584010 0; 29585000 0

CROSS COLLATERALIZATION RIDER

Loan # R1036

THIS CROSS COLLATERALIZATION RIDER is made this November 30, 2017, and is incorporated into and shall be deemed to amend and supplement the Mortgage, Deed of Trust, or Security Deed (the "Security Instrument") of the same date, given by the undersigned (the "Borrower") to secure Borrower's Note to Conterra Agricultural Capital, LLC (the "Lender") of the same date and covering the Property described in the Security Instrument and located at:

Agricultural Land and Seed Processing Facilities
Canyon County, ID
 [Property Address]

In addition to the covenants and agreements made in the Security Instrument, Borrower and Lender Maher covenant and agree that on the date hereof the following other loans have been entered into:

Borrowers/Co-Signers' Names	Date	Loan Amount/Loan No.
S&W Seed Company	11/30/2017	$2,100,000.00/R1028

each of which is evidenced by a separate promissory note (the "Other Notes"), and each of which is secured by a separate Security Agreement (the "Other Security Instruments"). It is agreed that in addition to Borrower's Note, this Security Instrument secures the obligations, debts, and liabilities evidenced by the Other Notes and Other Security Instruments referenced herein, plus interest thereon, which is payable by Grantor to Lender.

BY SIGNING BELOW, Borrower accepts and agrees to the terms and covenants contained in this Cross Collateralization Rider.

S&W Seed Company, a Nevada corporation

/s/Matthew K. Szot

Signature

Matthew K. Szot, Chief Financial Officer [Sign Originals Only]

Cross-Collaterization Rider

1

CROSS DEFAULT RIDER

Loan # R1036

THIS CROSS DEFAULT RIDER is made this November 30, 2017, and is incorporated into and shall be deemed to amend and supplement the Mortgage, Deed of Trust, or Security Deed (the "Security Instrument") of the same date, given by the undersigned (the "Borrower") to secure Borrower's Note to Conterra Agricultural Capital, LLC (the "Lender") of the same date and covering the Property described in the Security Instrument and located at:

Agricultural Land and Seed Processing Facilities
Canyon County, ID
 [Property Address]

In addition to the covenants and agreements made in the Security Instrument, Borrower and Lender further covenant and agree that on the date hereof the following other loans have been entered into:

Borrowers/Co-Signers' Names	Date	Loan Amount/Loan No.
S&W Seed Company	11/30/2017	$2,100,000.00/R1028

each of which is evidenced by a separate promissory note (the "Other Notes"), and each of which is secured by a separate Security Agreement (the "Other Security Instruments"). It is agreed that any default under this Security Instrument or this Note shall be deemed a default under the Other Notes and Other Security Instruments; and any default under any or all of the Other Notes or Other Security Instruments shall be deemed to be a default under this Note and this Security Instrument.

BY SIGNING BELOW, Borrower accepts and agrees to the terms and covenants contained in this Cross Default Rider.

S&W Seed Company, a Nevada corporation

/s/Matthew K. Szot
Signature
 Matthew K. Szot, Chief Financial Officer [Sign Originals Only]

MULTISTATE CROSS DEFAULT RIDER

1

FINANCIAL INFORMATION AND COVENANTS RIDER

Loan # R1036

THIS FINANCIAL INFORMATION AND COVENANTS RIDER (this "Rider") is made this Thirtieth day of November, 2017, and is incorporated into and shall be deemed to amend and supplement the Mortgage, Deed of Trust, or Security Deed (the "Security Instrument") of the same date given by the undersigned (the "Borrower") to secure Borrower's Note to Conterra Agricultural Capital, LLC (the "Lender") of the same date and covering the Property described in the Security Instrument and located at:

Agricultural Land and Seed Processing Facilities
Canyon County, ID
 [Property Address]

FINANCIAL COVENANTS. In addition to the covenants and agreements made in the Security Instrument, Borrower and Lender further covenant and agree that Borrower will prepare and maintain Borrower's financial records using consistently applied generally accepted accounting principles then in effect. Borrower will provide Lender with financial information in a form reasonably acceptable to Lender and under the following terms:

(If "X"ed the following terms are agreed to.)

☒ Frequency. Annually, Borrower will provide to Lender Borrower's financial statements, tax returns, annual internal audit reports or those prepared by independent accountants within 90 days after the close of each fiscal year. Any annual financial statements that Borrower provides will be reviewed statements.

☐ Interim Financial Reports. Borrower will provide Lender with interim financial reports on a basis, and within 0 days after the close of this business period. Interim financial statements will be statements.

☐ Requested Information. Borrower will provide Lender with any other information about Borrower's operations, financial affairs and condition within 0 days after Lender's request.

☐ Leverage Ratio. Borrower will maintain at all times a ratio of total liabilities to tangible net worth, determined under consistently applied generally accepted accounting principles, of 0.000 to 1.0 (Total Liabilities to Tangible Net Worth Ratio) or less.

MULTISTATE FINANCIAL INFORMATION AND COVENANTS RIDER Farmer Mac UNIFORM INSTRUMENT	Form FM 5001 4/23/2007

☐ Minimum Tangible Net Worth. Borrower will maintain at all times a total tangible net worth, determined under consistently applied generally accepted accounting principles, of $0.00 (Minimum Tangible Net Worth) or more. Tangible net worth is the amount by which total assets exceed total liabilities. For determining tangible net worth, total assets will exclude all intangible assets, including without limitation goodwill, patents, trademarks, trade names, copyrights, and franchises, and will also exclude any accounts receivable that do not provide for a repayment schedule.

☐ Minimum Current Ratio. Borrower will maintain at all times a ratio of current assets to current liabilities, determined under consistently applied generally accepted accounting principles, of 0 to 1.0 (Minimum Current Ratio) or more.

☐ Minimum Working Capital. Borrower will maintain at all times a working capital, determined under consistently applied generally accepted accounting principles by subtracting current liabilities from current assets, of $0.00 (Minimum Working Capital) or more. For this determination, current assets exclude (Excluded Current Assets.). Likewise, current liabilities include (1) all obligations payable on demand or within on year after the date on which the determination is made, and (2) final maturities and sinking fund payments required to be made within one year after the date on which the determination is made, but exclude all liabilities or obligations that Borrower may renew or extend to a date more than one year from the date of this determination.

☒ EBITDA. Adjusted EBITDA/Total Annual Debt Payments no less than 1.30x (measured annually on Borrower's fiscal year basis and calculated based on Borrower's financial statements delivered 90 days after fiscal year end).

☒ Debt to Asset Ratio. Debt to Asset Ratio shall not be greater than 60% (measured annually as of the end of Borrower's fiscal year and calculated based Borrower's financial statements delivered 90 days after fiscal year end).

Capitalized terms used, but not defined, in this Rider have the respective meanings set forth in annex A hereto. All determinations of Borrower's compliance with the foregoing covenants will be made exclusively by reference to Borrower's financial statements delivered pursuant hereto.

BY SIGNING BELOW, Borrower accepts and agrees to the terms and covenants contained in this Financial Information and Covenants Rider.

IDAHO UNIFORM INSTRUMENT (40 acres or less)	Form 5000.13A 5/18/07

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S&W Seed Company, a Nevada corporation

/s/ Matthew K. Szot
Signature
 Matthew K. Szot, Chief Financial Officer [Sign Originals Only]

IDAHO UNIFORM INSTRUMENT (40 acres or less)	Form 5000.13A 5/18/07

3

ANNEX A

As used in this Rider, the following terms have the following meanings:

"Adjusted EBITDA" means, for any fiscal year of Borrower, the result of (a) Borrower's Consolidated Net Earnings for such fiscal year plus, without duplication, the aggregate amounts deducted in determining such Consolidated Net Earnings in respect of (i) Consolidated Interest Expense, (ii) Consolidated Income Tax Expense, (iii) Consolidated Depreciation and Amortization Charges, (iv) non-recurring separation charges, (v) nonrecurring reserve for uncollectible sublease and stand establishment receivables, (vi) non-cash expenses incurred in connection with stock-based compensation, (vii) non-cash expenses incurred in connection with amortization of debt discount, and (viii) non-cash expenses incurred prior to December 31, 2017 in connection with derivative warrant liability; minus (b) to the extent included in Consolidated Net Earnings for such period, non-cash gains incurred prior to December 31, 2017 in connection with derivative warrant liability.

"Consolidated" means the resultant consolidation of the financial statements of Borrower and its subsidiaries in accordance with generally accepted accounting principles in the United States, including principles of consolidation consistent with those applied in preparation of the financial statements delivered by Borrower pursuant to this Rider.

`Consolidated Depreciation and Amortization Charges' means, for any fiscal year of Borrower, the aggregate of all depreciation and amortization charges for fixed assets, leasehold improvements and general intangibles (specifically including goodwill) of Borrower for such period, as determined on a Consolidated basis.

"Consolidated Income Tax Expense" means, for any fiscal year of Borrower, all provisions for taxes based on the gross or net income of Borrower (including, without limitation, any additions to such taxes, and any penalties and interest with respect thereto), as determined on a Consolidated basis.

"Consolidated Indebtedness" means, as of the end of any fiscal year of Borrower, the total Indebtedness of Borrower as of such date, as determined on a Consolidated basis.

"Consolidated Interest Expense" means, for any fiscal year of Borrower, the interest expense of Borrower for such fiscal year, as determined on a Consolidated basis.

"Consolidated Net Earnings" means, for any fiscal year of Borrower, the net income (loss) of Borrower for such fiscal year, as determined on a Consolidate basis.

"Consolidated Total Assets' means, as of the end of any fiscal year of Borrower, the total assets of Borrower as of such date, as determined on a Consolidated basis.

"Debt to Asset Ratio" means, as of the end of any fiscal year of Borrower, the ratio of (a) Consolidated Indebtedness to (b) Consolidated Total Assets.

"Indebtedness" means, without duplication, (a) all obligations to repay borrowed money, direct or indirect, incurred, assumed, or guaranteed, (b) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), (c) all obligations under conditional sales or other title retention agreements, (d) all obligations (contingent or otherwise) under any letter of credit or banker's acceptance, (e) all net obligations under any currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device, (f) all synthetic leases, (g) all capitalized lease obligations, (h) all obligations of Borrower with respect to asset securitization financing programs, (i) all obligations to advance funds to, or to purchase assets, property or services from, any other person or entity in order to maintain the financial condition of such person or entity, (j) all indebtedness of the types referred to in subparts (a) through (i) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which Borrower is a general partner or joint venturer, unless such indebtedness is expressly made non-recourse to Borrower, (k) any other transaction (including forward sale or purchase agreements) having the commercial effect of a borrowing of money entered into by Borrower to finance its operations or capital requirements, and (I) any guaranty of any obligation described in subparts (a) through (lc) above.

"Total Annual Debt Payments" means, for any fiscal year of Borrower, the aggregate, without duplication, of (a) Borrower's Consolidated Interest Expense paid in cash for such fiscal year, and (b) Borrower's principal payments on Consolidated Indebtedness paid in cash for such fiscal year, excluding, in each case, (i) payments of principal under the Credit and Security Agreement, dated as of September 22, 2015, between Borrower and KeyBank National Association, as amended from time to time, or any replacement facility therefore, (ii) payments of principal under any working capital line of credit maintained by Borrower's Seed Genetics International Pty Ltd subsidiary and (iii) payments of principal that certain Promissory Note dated December 31, 2014 made by Borrower in favor and for the benefit of Pioneer Hi-Bred International, Inc., as amended from time to time.

MULTISTATE FINANCIAL INFORMATION AND COVENANTS RIDER Farmer Mac UNIFORM INSTRUMENT	Form FM 5001 4/23/2007

After Recording Return To:
Conterra Agricultural Capital, LLC
7755 Office Plaza Dr. North, Suite 195
West Des Moines, IA 50266
Sarah Streeter

This instrument was drafted by:

Michael H. Patterson
2310 Interstate 20 West, Suite 100
Arlington, TX 76017-1668

[Space Above This Line For Recording Data]

Parcel ID No.: 11002-392.A; 11002-392.01

MORTGAGE
Security Agreement, Assignment of Rents
and Fixture Filing

DEFINITIONS

Words used in multiple sections of this document are defined below and other words are defined in certain Sections of this document. Certain rules regarding the usage of words used in this document are also provided in Section 13.

  "Security Instrument" means this document, which is dated November 30, 2017, together with all Riders to this document.

  "Borrower" is S&W Seed Company, a Nevada corporation. Borrower is the mortgagor under this Security Instrument.

  "Lender" is Conterra Agricultural Capital, LLC. Lender is a limited liability company organized and existing under the laws of Iowa. Lender's address is 7755 Office Plaza Dr. North, Suite 195 West Des Moines, IA 50266. Lender is the mortgagee under this Security Instrument.

  "Note" means the promissory note signed by Borrower and dated November 30, 2017. The Note states that Borrower owes Lender Ten Million Four Hundred Thousand and 00/100 Dollars (U.S. $10,400,000.00) plus interest. Borrower has promised to pay this debt in regular Periodic Payments and to pay the debt in full not later than January 1, 2021.

  "Property" means the property that is described below under the heading "Transfer of Rights in the Property."

  "Loan" means the debt evidenced by the Note, plus interest, any prepayment charges and late charges due under the Note, and all sums due under this Security Instrument, plus interest.

WISCONSIN - UNIFORM INSTRUMENT	Form 5000.50 4/23/07

  "Riders" mean all Riders to this Security Instrument that are executed by Borrower. The following Riders are to be executed by Borrower [check box
☐ Irrigation Equipment Rider ☐ Adjustable Rate Rider ☐ Mortgage Insurance Rider	☐ Water Rights Rider ☐ Permitted Prior Encumbrance Rider ☒ Financial Information and Covenants Rider
☒ Other(s): Cross Default Rider, Cross Collateralization Rider

  "Applicable Law" means all controlling applicable federal, state and local statutes, regulations, ordinances and administrative rules and orders (that have the effect of law) as well as all applicable final, non-appealable judicial opinions.

  "Electronic Funds Transfer" means any transfer of funds, other than a transaction originated by check, draft, or similar paper instrument, which is initiated through an electronic terminal, telephonic instrument, computer, or magnetic tape so as to order, instruct, or authorize a financial institution to debit or credit an account. Such term includes, but is not limited to, point-of-sale transfers, automated teller machine transactions, transfers initiated by telephone, wire transfers, and automated clearinghouse transfers.

  "Miscellaneous Proceeds" means any compensation, settlement, award of damages, or proceeds paid by any third party (other than insurance proceeds paid under the coverages described in Section 4) for: (i) damage to, or destruction of, the Property; (ii) condemnation or other taking of all or any part of the Property; (iii) conveyance in lieu of condemnation; or (iv) misrepresentations of, or omissions as to, the value and/or condition of the Property.

  "Periodic Payment" means the regularly scheduled amount due for principal and interest under the Note,

  "Successor in Interest of Borrower" means any party that has taken title to the Property, whether or not that party has assumed Borrower's obligations under the Note and/or this Security Instrument.

TRANSFER OF RIGHTS IN THE PROPERTY

This Security Instrument secures to Lender: (i) the repayment of the Loan, and all renewals, extensions and modifications of the Note; and (ii) the performance of Borrower's covenants and agreements under this Security Instrument and the Note. For this purpose, Borrower does hereby mortgage, grant and convey to Lender, with power of sale, the following described property located in the County [Type of Recording Jurisdiction] of Columbia [Name of Recording Jurisdiction]:

SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF.

which currently has the address of

Agricultural Land and Seed Processing Facilities
Columbia County, Wisconsin
 ("Property Address"):

subject only to those matters set forth in the Permitted Prior Encumbrance Rider, if said rider is attached (hereafter "Permitted Prior Encumbrances");

WISCONSIN - UNIFORM INSTRUMENT	Form 5000.50 4/23/07

TOGETHER WITH all buildings, improvements, fixtures and permanent plantings located therein or thereon or appurtenant thereto, and all additions, replacements, and improvements hereafter made thereto or placed therein or thereon; all rights-of-way, easements, rents, issues, profits, income, proceeds and general intangibles there from, tenements, hereditaments, remainders, reversions, privileges and appurtenances thereunto belonging, however evidenced which are used or enjoyed in connection with the real property now or hereafter owned or belonging to the same or which hereafter may be acquired and so used or enjoyed;

TOGETHER WITH all water and water rights now owned or hereafter acquired by Borrower and howsoever evidenced, including but not limited to any water rights specifically described in the Water Rights Rider if said rider is attached hereto, whether such water and water rights are riparian, appropriative or otherwise and whether or not appurtenant to the real property, along with all ditch and ditch rights and any shares of stock, licenses, permits and contracts evidencing such water or ditch rights, and all wells, reservoirs, dams, embankments or fixtures relating thereto;

TOGETHER WITH all personal property, including all windmills, pumps, irrigation equipment, motors, engines, and devices of every kind now or hereafter used for or in connection with the irrigation of the real property, or for stock watering or domestic purposes thereon, which are owned by Borrower and which are located on the real property in Columbia County, Wisconsin, described above together with all additional accessions, replacements, improvements, repairs and substitutions to said property and the proceeds thereof and all other fixtures now or hereafter located upon the real property, all of which are declared to be appurtenant to said real property, or incident to the ownership thereof, or used in connection therewith;

TOGETHER WITH all judgments, awards of damages, settlements and payments or security (i) hereafter made as a result of or in lieu of any taking of all or any part of the real property under the power of eminent domain or for any damage to the real property and/or the improvements located thereon, or any part thereof, and (ii) hereafter made for any damage to the real property and/or the improvements located thereon, or any part thereof resulting from exercise of or attempted exercise of mining rights or claims, however reserved or asserted, and resulting from the disturbance of any of the surface of the real property. Borrower does hereby covenant and agree that Borrower will not give such consent as may be required of the owner for mining or other surface disturbance by the terms of any patent, deed, statute, law or otherwise, without the prior written consent of Lender;

TOGETHER WITH all proceeds of and any unearned premiums on any insurance policies covering the real property and/or the improvements located thereon, including, without limitation, the right to receive and apply the proceeds of any insurance judgments, or settlements made in lieu thereof, for damage to the real property and/or the improvements located thereon or the indebtedness secured thereby;

TOGETHER WITH all contract rights, chattel paper, documents, accounts and general intangibles, rights to performance, entitlement to payment in cash or in kind, or any other benefits under any current or future governmental program which pertain to the real property, whether now or hereafter existing or acquired;

TOGETHER WITH all cash and noncash proceeds of the conversion, voluntary or involuntary, of any of the foregoing;

TOGETHER WITH any and all of Borrower's right, title, and/or interest in any and all system memberships and/or ownership certificates in any non-municipal water sewer systems now or in the future serving said property.

All replacements and additions shall also be covered by this Security Instrument.

All of the foregoing is referred to in this Security Instrument as the "Property."

For clarity, notwithstanding the foregoing or any other provision of this Security Instrument, the Property shall specifically exclude (a) all Collateral as defined in the Security Agreement, dated November 30, 2017, by and between Lender and S&W Seed Company granting Lender a security interest in such Collateral located in Wisconsin and securing that certain promissory note entered into by MEW Seed Company in the amount of $2,100,00.00 in favor of Lender (Loan # R1028) and (b) all seed or other products produced, processed or stored on the Property.

WISCONSIN - UNIFORM INSTRUMENT	Form 5000.50 4/23/07

BORROWER COVENANTS that Borrower is lawfully seised of the estate hereby conveyed and has the right to grant and convey the Property and that the Property is unencumbered, except for encumbrances of record and specifically those permitted prior encumbrances, if any, set forth in the Permitted Prior Encumbrances Rider if said rider is attached to this Security Instrument. Borrower warrants and will defend generally the title to the Property against all claims and demands, subject to any encumbrances of record.

THIS SECURITY INSTRUMENT combines uniform covenants for national use and non-uniform covenants with limited variations by jurisdiction to constitute a uniform security instrument covering real property, fixtures, and certain personal property.

UNIFORM COVENANTS. Borrower and Lender covenant and agree as follows:

  Payment of Principal, Interest, Prepayment Charges, Yield Maintenance Premiums and Late Charges. Borrower shall pay when due the principal of, and interest on, the debt evidenced by the Note and any yield maintenance premiums, any prepayment charges and late charges due under the Note. Payments due under the Note and this Security Instrument shall be made in U.S. currency. However, if any check or other instrument received by Lender as payment under the Note or this Security Instrument is returned to Lender unpaid, Lender may require that any or all subsequent payments due under the Note and this Security Instrument be made in one or more of the following forms, as selected by Lender: (a) cash; (b) money order; (c) certified check, bank check, treasurer's check or cashier's check, provided any such check is drawn upon an institution whose deposits are insured by a federal agency, instrumentality, or entity; or (d) Electronic Funds Transfer.

  Payments are deemed received by Lender when received at the location designated in the Note or at such other location as may be designated by Lender in accordance with the notice provisions in Section 12. Lender may return any payment or partial payment if the payment or partial payment is insufficient to bring the Loan current. Lender may accept any payment or partial payment insufficient to bring the Loan current, without waiver of any rights hereunder or prejudice to its rights to refuse such payment or partial payment in the future, but Lender is not obligated to apply such payments at the time such payments are accepted Lender may hold such unapplied funds until Borrower makes payment to bring the Loan current. If Borrower does not do so within a reasonable period of time, Lender shall either apply such funds or return them to Borrower. If not applied earlier, such funds will be applied to the outstanding principal balance under the Note immediately prior to foreclosure. No offset or claim which Borrower might have now or in the future against Lender shall relieve Borrower from making payments due under the Note and this Security Instrument or performing the covenants and agreements secured by this Security Instrument.

  Application of Payments or Proceeds. Unless required by Applicable Law, payments will be applied First to accrued unpaid interest, then second to principal, third to advances under this Security Instrument, and finally to late charges. Such payments shall be applied to each Periodic Payment in the order in which it became due.

  If Lender receives a payment from Borrower for a delinquent Periodic Payment which includes a sufficient amount to pay any late charge due, the payment may be applied to the delinquent payment and the late charge. If more than one Periodic Payment is outstanding, Lender may apply any payment received from Borrower to the repayment of the Periodic Payments if, and to the extent that, each payment can be paid in full. To the extent that any excess exists after the payment is applied to the full payment of one or more Periodic Payments, such excess may be applied to any late charges due. Voluntary prepayments shall be applied first to any prepayment charges and then as described in the Note.

  Any application of payments, insurance proceeds, or Miscellaneous Proceeds to principal due under the Note shall not extend or postpone the due date, or change the amount, of the Periodic Payments.

  Charges; Liens. Borrower shall pay all taxes, assessments, charges, fines, and impositions attributable to the Property which can attain priority over this Security Instrument, leasehold payments or ground rents on the Property, if any.

WISCONSIN - UNIFORM INSTRUMENT	Form 5000.50 4/23/07

  Borrower shall promptly discharge any lien which has priority over this Security Instrument unless Borrower: (a) agrees in writing to the payment of the obligation secured by the lien in a manner acceptable to Lender, but only so long as Borrower is performing such agreement; (b) contests the lien in good faith by, or defends against enforcement of the lien in, legal proceedings which in Lender's opinion operate to prevent the enforcement of the lien while those proceedings are pending, but only until such proceedings are concluded; or (c) secures from the holder of the lien an agreement satisfactory to Lender subordinating the lien to this Security Instrument. If Lender determines that any part of the Property is subject to a lien which can attain priority over this Security Instrument, Lender may give Borrower a notice identifying the lien. Within 10 days of the date on which that notice is given, Borrower shall satisfy the lien or take one or more of the actions set forth above in this Section 3.

  Lender may require Borrower to pay a one-time charge for a real estate tax verification and/or reporting service used by Lender in connection with this Loan.

  Property Insurance. Borrower shall keep the improvements now existing or hereafter erected on the Property insured against loss by fire, hazards included within the term "extended coverage," and any other hazards including, but not limited to, earthquakes and floods, for which Lender requires insurance. This insurance shall be maintained in the amounts (including deductible levels) and for the periods that Lender requires. What Lender requires pursuant to the preceding sentences can change during the term of the Loan. The insurance carrier providing the insurance shall be chosen by Borrower subject to Lender's right to disapprove Borrower's choice, which right shall not be exercised unreasonably. Lender may require Borrower to pay, in connection with this Loan, either (a) a one-time charge for flood zone determination, certification and tracking services; or (11) a one-time charge for flood zone determination and certification services and subsequent charges each time remappings or similar changes occur which reasonably might affect such determination or certification. Borrower shall also be responsible for the payment of any fees imposed by the Federal Emergency Management Agency in connection with the review of any flood zone determination resulting from an objection by Borrower.

  If Borrower fails to maintain any of the coverages described above, such failure shall constitute a default under the terms of this Security Instrument and the Loan. Lender may obtain insurance coverage, at Lender's option and Borrower's expense. Lender is under no obligation to purchase any particular type or amount of coverage. Therefore, such coverage shall cover Lender, but might or might not protect Borrower, Borrower's equity in the Property, or the contents of the Property, against any risk, hazard or liability and might provide greater or lesser coverage than was previously in effect. Borrower acknowledges that the cost of the insurance coverage so obtained might significantly exceed the cost of insurance that Borrower could have obtained. Any amounts disbursed by Lender under this Section 4 shall become additional debt of Borrower secured by this Security Instrument. These amounts shall bear interest at the Note rate from the date of disbursement and shall be payable, with such interest, upon notice from Lender to Borrower requesting payment.

  All insurance policies required by Lender and renewals of such policies shall be subject to Lender's right to disapprove such policies, shall include a standard mortgage clause, and shall name Lender as mortgagee and/or as an additional loss payee. Lender shall have the right to hold the policies and renewal certificates. If Lender requires, Borrower shall promptly give to Lender all receipts of paid premiums and renewal notices. If Borrower obtains any form of insurance coverage, not otherwise required by Lender, for damage to, or destruction of, the Property, such policy shall include a standard mortgage clause and shall name Lender as mortgagee and/or as an additional loss payee.

  In the event of loss, Borrower shall give prompt notice to the insurance carrier and Lender. Lender may make proof of loss if not made promptly by Borrower. Unless Lender and Borrower otherwise agree in writing, any insurance proceeds, whether or not the underlying insurance was required by Lender, shall be applied to restoration or repair of the Property, if the restoration or repair is economically feasible and Lender's security is not lessened. During such repair and restoration period, Lender shall have the right to hold such insurance proceeds until Lender has had an opportunity to inspect such Property to ensure the work has been completed to Lender's satisfaction, provided that such inspection shall be undertaken promptly. Lender may disburse proceeds for the repairs and restoration in a single payment or in a series of progress payments as the work is completed. Unless an agreement is made in writing or Applicable Law requires interest to be paid on such insurance proceeds, Lender shall not be required to pay Borrower any interest or earnings on such proceeds. Fees for public adjusters, or other third parties, retained by Borrower shall not be paid out of the insurance proceeds and shall be the sole obligation of Borrower. If the restoration or repair is not economically feasible or Lender's security would be lessened, the insurance proceeds shall be applied to the sums secured by this Security Instrument, whether or not then due, with the excess, if any, paid to Borrower. Such insurance proceeds shall be applied in the order provided for in Section 2.

WISCONSIN - UNIFORM INSTRUMENT	Form 5000.50 4/23/07

  If Borrower abandons the Property, Lender may file, negotiate and settle any available insurance claim and related matters. If Borrower does not respond within 30 days to a notice from Lender that the insurance carrier has offered to settle a claim, then Lender may negotiate and settle the claim. The 30-day period will begin when the notice is given. In either event, or if Lender acquires the Property under Section 25 or otherwise, Borrower hereby assigns to Lender (a) Borrower's rights to any insurance proceeds in an amount not to exceed the amounts unpaid under the Note or this Security Instrument, and (b) any other of Borrower's rights (other than the right to any refund of unearned premiums paid by Borrower) under all insurance policies covering the Property, insofar as such rights are applicable to the coverage of the Property. Lender may use the insurance proceeds either to repair or restore the Property or to pay amounts unpaid under the Note or this Security Instrument, whether or not then due.

  Preservation, Maintenance and Protection of the Property; Inspections. Borrower shall not destroy, damage or impair the Property, allow the Property to deteriorate or commit waste on the Property. Borrower shall maintain the Property in order to prevent the Property from deteriorating or decreasing in value due to its condition. Unless it is determined pursuant to Section 4 that repair or restoration is not economically feasible, Borrower shall promptly repair the Property if damaged to avoid further deterioration or damage. If insurance or condemnation proceeds are paid in connection with damage to, or the taking of, the Property, Borrower shall be responsible for repairing or restoring the Property only if Lender has released proceeds for such purposes. Lender may disburse proceeds for the repairs and restoration in a single payment or in a series of progress payments as the work is completed. If the insurance or condemnation proceeds are not sufficient to repair or restore the Property, Borrower is not relieved of Borrower's obligation for the completion of such repair or restoration.

  Borrower will operate the Property in a good and workmanlike manner and in accordance with all Applicable Law and will pay all fees and charges of any kind in connection therewith. Borrower will use good farming and animal husbandry practices.

  Lender or its agent may make reasonable entries upon and inspections of the Property. If it has reasonable cause, Lender may inspect the interior of the improvements on the Property. Lender shall give Borrower notice at the time of or prior to such an interior inspection specifying such reasonable cause.

  Borrower's Loan Application. Borrower shall be in default if, during the Loan application process, Borrower or any persons or entities acting at the direction of Borrower or with Borrower's knowledge or consent gave materially false, misleading, or inaccurate information or statements to Lender (or failed to provide Lender with material information) in connection with the Loan.

  Protection of Lender's Interest in the Property and Rights Under this Security Instrument. If (a) Borrower fails to perform the covenants and agreements contained in this security Instrument, (b) there is a legal proceeding that might significantly affect Lender's interest in the Property and/or rights under this Security Instrument (such as a proceeding in bankruptcy, probate, for condemnation or forfeiture, for enforcement of a lien which may attain priority over this Security Instrument or to enforce laws or regulations), or (c) Borrower has abandoned the Property, then Lender may do and pay for whatever is reasonable or appropriate to protect Lender's interest in the Property and rights under this Security Instrument, including protecting and/or assessing the value of the Property, and securing and/or repairing the Property. Lender's actions can include, but are not limited to: (a) paying any sums secured by a lien which has priority over this Security Instrument; (b) appearing in court; (c) paying reasonable attorneys' fees to protect its interest in the Property and/or rights under this Security Instrument, including its secured position in a bankruptcy proceeding, (d) perform any farming operations related to the planting, growing, maintenance, and harvesting of crops located on the Property, and (e) perform any ranching operations related to any animals located on the Property. Securing the Property includes, but is not limited to, entering the Property to make repairs, change locks, replace or board up doors and windows, drain water from pipes, eliminate building or other code violations or dangerous conditions, and have utilities turned on or off. Although Lender may take action under this Section 7, Lender does not have to do so and is not under any duty or obligation to do so. It is agreed that Lender incurs no liability for not taking any or all actions authorized under this Section 7. Lender may perform these or any other actions it deems necessary in Lender's sole discretion to preserve the value of the Property, and/or assign to others the right to do same on behalf of Lender. Lender may make advances under this security instrument or other instrument providing security for the Note, to protect the Lender's interest in this security instrument or other instrument providing security for the Note from loss of value or damage. Any money so advanced (including reasonable costs of recovery and attorneys' fees) plus interest at the default rate indicated in the Note shall become an obligation due and owing under the terms of the Note immediately upon the date advanced by Lender and is an obligation of the Borrower secured by the security instrument or other instrument providing security for the Note.

WISCONSIN - UNIFORM INSTRUMENT	Form 5000.50 4/23/07

  Any amounts disbursed by Lender under this Section 7 shall become additional debt of Borrower secured by this Security Instrument. These amounts shall bear interest at the Note rate from the date of disbursement and shall be payable, with such interest, upon notice from Lender to Borrower requesting payment.

  If this Security Instrument is on a leasehold, Borrower shall comply with all the provisions of the lease. Borrower shall not surrender the leasehold estate and interests herein conveyed or terminate or cancel the ground lease. Borrower shall not, without the express written consent of Lender, alter or amend the ground lease. If Borrower acquires fee title to the Property, the leasehold and the fee title shall not merge unless Lender agrees to the merger in writing.

  Assignment of Miscellaneous Proceeds; Forfeiture. All Miscellaneous Proceeds are hereby assigned to and shall be paid to Lender.

  If the Property is damaged, such Miscellaneous Proceeds shall be applied to restoration or repair of the Property, if the restoration or repair is economically feasible and Lender's security is not lessened. During such repair and restoration period, Lender shall have the right to hold such Miscellaneous Proceeds until Lender has had an opportunity to inspect such Property to ensure the work has been completed to Lender's satisfaction, provided that such inspection shall be undertaken promptly. Lender may pay for the repairs and restoration in a single disbursement or in a series of progress payments as the work is completed. Unless an agreement is made in writing or Applicable Law requires interest to be paid on such Miscellaneous Proceeds, Lender shall not be required to pay Borrower any interest or earnings on such Miscellaneous Proceeds. If the restoration or repair is not economically feasible or Lender's security would be lessened, the Miscellaneous Proceeds shall be applied to the sums secured by this Security Instrument, whether or not then due, with the excess, if any, paid to Borrower. Such Miscellaneous Proceeds shall be applied in the order provided for in Section 2.

  In the event of a total taking, destruction, or loss in value of the Property, the Miscellaneous Proceeds shall be applied to the sums secured by this Security Instrument, whether or not then due, with the excess, if any, paid to Borrower.

  In the event of a partial taking, destruction, or loss in value of the Property in which the fair market value of the Property immediately before the partial taking, destruction, or loss in value is equal to or greater than the amount of the sums secured by this Security Instrument immediately before the partial taking, destruction, or loss in value, unless Borrower and Lender otherwise agree in writing, the sums secured by this Security Instrument shall be reduced by the amount of the Miscellaneous Proceeds multiplied by the following fraction: (a) the total amount of the sums secured immediately before the partial taking, destruction, or loss in value divided by (b) the fair market value of the Property immediately before the partial taking, destruction, or loss in value. Any balance shall be paid to Borrower.

  In the event of a partial taking, destruction, or loss in value of the Property in which the fair market value of the Property immediately before the partial taking, destruction, or loss in value is less than the amount of the sums secured immediately before the partial taking, destruction, or loss in value, unless Borrower and Lender otherwise agree in writing, the Miscellaneous Proceeds shall be applied to the sums secured by this Security Instrument whether or not the sums are then due.

  If the Property is abandoned by Borrower, or if, after notice by Lender to Borrower that the Opposing Party (as defined in the next sentence) offers to make an award to settle a claim for damages, Borrower fails to respond to Lender within 30 days after the date the notice is given, Lender is authorized to collect and apply the Miscellaneous Proceeds either to restoration or repair of the Property or to the sums secured by this Security Instrument, whether or not then due. "Opposing Party" means the third party that owes Borrower Miscellaneous Proceeds or the party against whom Borrower has a right of action in regard to Miscellaneous Proceeds.

  Borrower shall be in default if any action or proceeding, whether civil or criminal, is begun that, in Lender's judgment, could result in forfeiture of the Property or other material impairment of Lender's interest in the Property or rights under this Security Instrument. Borrower can cure such a default and, if acceleration has occurred, reinstate as provided in Section 16, by causing the action or proceeding to be dismissed with a ruling that, in Lender's judgment, precludes forfeiture of the Property or other material impairment of Lender's interest in the Property or rights under this Security Instrument. The proceeds of any award or claim for damages that are attributable to the impairment of Lender's interest in the Property are hereby assigned and shall be paid to Lender.

WISCONSIN - UNIFORM INSTRUMENT	Form 5000.50 4/23/07

  All Miscellaneous Proceeds that are not applied to restoration or repair of the Property shall be applied in the order provided for in Section 2.

  Borrower Not Released; Forbearance By Lender Not a Waiver. Extension of the time for payment or modification of amortization of the sums secured by this Security Instrument granted by Lender to Borrower or any Successor in Interest of Borrower shall not operate to release the liability of Borrower or any Successors in Interest of Borrower. Lender shall not be required to commence proceedings against any Successor in Interest of Borrower or to refuse to extend time for payment or otherwise modify amortization of the sums secured by this Security Instrument by reason of any demand made by the original Borrower or any Successors in Interest of Borrower. Any forbearance by Lender in exercising any right or remedy including, without limitation, Lender's acceptance of payments from third persons, entities or Successors in Interest of Borrower or in amounts less than the amount then due, shall not be a waiver of or preclude the exercise of any right or remedy.

  Joint and Several Liability; Co-signers; Successors and Assigns Bound. Borrower covenants and agrees that Borrower's obligations and liability shall be joint and several. However, any Borrower who co-signs this Security Instrument but does not execute the Note (a "co-signer"): (a) is co-signing this Security Instrument only to mortgage, grant and convey the co-signer's interest in the Property under the terms of this Security Instrument; (b) is not personally obligated to pay the sums secured by this Security Instrument; and (c) agrees that Lender and any other Borrower can agree to extend, modify, forbear or make any accommodations with regard to the terms of this Security Instrument or the Note without the co-signer's consent.

  Subject to the provisions of Section 15, any Successor in Interest of Borrower who assumes Borrower's obligations under this Security Instrument in writing, and is approved by Lender, shall obtain all of Borrower's rights and benefits under this Security Instrument. Borrower shalt not be released from Borrower's obligations and liability under this Security Instrument unless Lender agrees to such release in writing. The covenants and agreements of this Security Instrument shall bind (except as provided in Section 17) and benefit the successors and assigns of Lender.

  Loan Charges. Lender may charge Borrower fees for services performed in connection with Borrower's default, for the purpose of protecting Lender's interest in the Property and rights under this Security Instrument, including, but not limited to, attorneys' fees, property inspection and valuation fees. In regard to any other fees, the absence of express authority in this Security Instrument to charge a specific fee to Borrower shall not be construed as a prohibition on the charging of such fee. Lender may not charge fees that are expressly prohibited by this Security Instrument or by Applicable Law.

  If the Loan is subject to a law which sets maximum loan charges, and that law is finally interpreted so that the interest or other loan charges collected or to be collected in connection with the Loan exceed the permitted limits, then: (a) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (b) any sums already collected from Borrower which exceeded permitted limits will be refunded to Borrower. Lender may choose to make this refund by reducing the principal owed under the Note or by making a direct payment to Borrower. If a refund reduces principal, the reduction will be treated as a partial prepayment without any prepayment charge (whether or not a prepayment charge is provided for under the Note). Borrower's acceptance of any such refund made by direct payment to Borrower will constitute a waiver of any right of action Borrower might have arising out of such overcharge.

  Notices. All notices given by Borrower or Lender in connection with this Security Instrument must be in writing. Any notice to Borrower in connection with this Security Instrument shall be deemed to have been given to Borrower when mailed by first class mail or when actually delivered to Borrower's notice address if sent by other means. Notice to any one Borrower shall constitute notice to all Borrowers unless Applicable Law expressly requires otherwise. The notice address shall be 106 K Street, Suite 300, Sacramento, CA 95814, unless Borrower has designated a substitute notice address by notice to Lender. Borrower shall promptly notify Lender of Borrower's change of address. If Lender specifies a procedure for reporting Borrower's change of address, then Borrower shall only report a change of address through that specified procedure. There may be only one designated notice address under this Security Instrument at any one time. Any notice to Lender shall be given by delivering it or by mailing it by first class mail to Lender's address stated herein unless Lender has designated another address by notice to Borrower. Any notice in connection with this Security instrument shall not be deemed to have been given to Lender until actually received by Lender. If any notice required by this Security Instrument is also required under Applicable Law, the Applicable Law requirement will satisfy the corresponding requirement under this Security Instrument.

WISCONSIN - UNIFORM INSTRUMENT	Form 5000.50 4/23/07

  Governing Law; Severability; Rules of Construction. This Security Instrument shall be governed by federal law and the law of the jurisdiction in which the Property is located. All rights and obligations contained in this Security Instrument are subject to any requirements and limitations of Applicable Law. Applicable Law might explicitly or implicitly allow the parties to agree by contract or it might be silent, but such silence shall not be construed as a prohibition against agreement by contract. In the event that any provision or clause of this Security Instrument or the Note conflicts with Applicable Law, such conflict shall not affect other provisions of this Security Instrument or the Note which can be given effect without the conflicting provision.

  As used in this Security Instrument: (a) words of the masculine gender shall mean and include corresponding neuter words or words of the feminine gender; (b) words in the singular shall mean and include the plural and vice versa; and (c) the word "may" gives sole discretion without any obligation to take any action.

  Borrower's Copy. Borrower shall be given one copy of the Note and of this Security Instrument.

  Transfer of the Property or a Beneficial Interest in Borrower. As used in this Section 15, "Interest in the Property" means any legal or beneficial interest in the Property, including, but not limited to, those beneficial interests transferred in a bond for deed, contract for deed, installment sales contract or escrow agreement, the intent of which is the transfer of title by Borrower at a future date to a purchaser.

  If all or any part of the Property or any Interest in the Property is sold or transferred (or if Borrower is not a natural person and a beneficial interest in Borrower is sold or transferred) without Lender's prior written consent, Lender may require immediate payment in full of all sums secured by this Security Instrument. However, this option shall not be exercised by Lender if such exercise is prohibited by Applicable Law.

  If Lender exercises this option, Lender shall give Borrower notice of acceleration. The notice shall provide a period of not less than 30 days from the date the notice is given in accordance with Section 12 within which Borrower must pay all sums secured by this Security Instrument. If Borrower fails to pay these sums prior to the expiration of this period, Lender may invoke any remedies permitted by this Security Instrument without further notice or demand on Borrower.

  Borrower's Right to Reinstate After Acceleration. If Borrower meets certain conditions, Borrower shall have the right to have enforcement of this Security Instrument discontinued at any time prior to the earliest of: (a) five days before sale of the Property pursuant to any power of sale contained in this Security Instrument; (b) such other period as Applicable Law might specify for the termination of Borrower's right to reinstate; or (c) entry of a judgment enforcing this Security Instrument. Those conditions are that Borrower: (a) pays Lender all sums which then would be due under this Security Instrument and the Note as if no acceleration had occurred; (b) cures any default of any other covenants or agreements; (c) pays all expenses incurred in enforcing this Security Instrument, including, but not limited to, reasonable attorneys' fees, property inspection and valuation fees, and other fees incurred for the purpose of protecting Lender's interest in the Property and rights under this Security Instrument; and (d) takes such action as Lender may reasonably require to assure that Lender's interest in the Property and rights under this Security Instrument, and Borrower's obligation to pay the sums secured by this Security Instrument, shall continue unchanged. Lender may require that Borrower pay such reinstatement sums and expenses in one or more of the following forms, as selected by Lender: (a) cash; (b) money order; (c) certified check, bank check, treasurer's check or cashier's check, provided any such check is drawn upon an institution whose deposits are insured by a federal agency, instrumentality or entity; or (d) Electronic Funds Transfer. Upon reinstatement by Borrower, this Security Instrument and obligations secured hereby shall remain fully effective as if no acceleration had occurred. However, this right to reinstate shall not apply in the case of acceleration under Section 15.

  Sale of Note; Change of Loan Servicer; Notice of Grievance. The Note or a partial interest in the Note (together with this Security Instrument) can be sold one or more times without prior notice to Borrower.

  Neither Borrower nor Lender may commence, join, or be joined to any judicial action (as either an individual litigant or the member of a class) that arises from the other party's actions pursuant to this Security Instrument or that alleges that the other party has breached any provision of, or any duty owed by reason of, this Security Instrument, until such Borrower or Lender has notified the other party (with such notice given in compliance with the requirements of Section 12) of such alleged breach and afforded the other party hereto a reasonable period after the giving of such notice to take corrective action. If Applicable Law provides a time period which must elapse before certain action can be taken, that time period will be deemed to be reasonable for purposes of this paragraph. The notice of acceleration and opportunity to cure given to Borrower pursuant to Section 25 and the notice of acceleration given to Borrower pursuant to Section 15 shall be deemed to satisfy the notice and opportunity to take corrective action provisions of this Section 17.

WISCONSIN - UNIFORM INSTRUMENT	Form 5000.50 4/23/07

  Hazardous Substances. As used in this Section 18: (a) "Hazardous Substances" are those substances defined as toxic or hazardous substances, pollutants, or wastes by Environmental Law and the following substances: gasoline, kerosene, other flammable or toxic petroleum products, toxic pesticides and herbicides, volatile solvents, materials containing asbestos or formaldehyde, and radioactive materials; (b) "Environmental Law" means federal laws and laws of the jurisdiction where the Property is located that relate to health, safety or environmental protection; (c) "Environmental Cleanup" includes any response action, remedial action, or removal action, as defined in Environmental Law; and (d) an "Environmental Condition" means a condition that can cause, contribute to, or otherwise trigger an Environmental Cleanup.

  Borrower shall not cause or permit the presence, use, disposal, storage, or release of any Hazardous Substances, or threaten to release any Hazardous Substances, on or in the Property. Borrower shall not do, nor allow anyone else to do, anything affecting the Property (a) that is in violation of any Environmental Law, (b) which creates an Environmental Condition, or (c) which, due to the presence, use, or release of a Hazardous Substance, creates a condition that adversely affects the value of the Property. The preceding two sentences shall not apply to the presence, use, or storage on the Property of small quantities of Hazardous Substances that are generally recognized to be appropriate to normal residential uses and to maintenance of the Property (including, but not limited to, hazardous substances in consumer products).

  Borrower shall promptly give Lender written notice of (a) any investigation, claim, demand, lawsuit or other action by any governmental or regulatory agency or private party involving the Property and any Hazardous Substance or Environmental Law of which Borrower has actual knowledge, (b) any Environmental Condition, including but not limited to, any spilling, leaking, discharge, release or threat of release of any Hazardous Substance, and (c) any condition caused by the presence, use or release of a Hazardous Substance which adversely affects the value of the Property. If Borrower learns, or is notified by any governmental or regulatory authority, or any private party, that any removal or other remediation of any Hazardous Substance affecting the Property is necessary, Borrower shall promptly take all necessary remedial actions in accordance with Environmental Law. Nothing herein shall create any obligation on Lender for an Environmental Cleanup. Borrower agrees to indemnify and hold Lender free and harmless from and against all loss, costs (including attorneys' fees and costs), damage (including consequential damages), and expenses Lender may sustain by reason of the assertion against Lender by any third-party of any claim in connection with Hazardous Substances on, in or affecting the Property. Borrower further agrees that Lender shall have the right to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any claims related to Hazardous Substances on, in or affecting the Property, and shall pay any such attorney fees and expenses Lender incurs in connection therewith.

  Additional Property Subject To The Security Instrument. This Security Instrument also constitutes a security agreement within the meaning of the Uniform Commercial Code as adopted in the State of Wisconsin (the "UCC"). In addition to the Property described in the Security Instrument, the following items now or hereafter attached to the Property to the extent they are fixtures are added to the Property description, and shall also constitute the Property covered by the Security Instrument: building materials, appliances and goods of every nature whatsoever now or hereafter located in, on, or used, or intended to be used in connection with the Property, including, but not limited to, those for the purposes of supplying or distributing heating. cooling, electricity, gas, water. air and light, fire prevention and extinguishing apparatus, security and access control apparatus, plumbing, bath tubs, water heaters, water closets, sinks, ranges, stoves, refrigerators, dishwashers, disposals, washers, dryers, awnings, storm windows. storm doors, screens, blinds, shades, curtains and curtain rods, attached mirrors, cabinets, paneling, attached floor coverings, irrigation pipes and pumps, livestock fencing and pens, windmills and related equipment and pumps and specifically: All water and water rights now owned or hereafter acquired by Debtor and howsoever evidenced, whether such water and water rights are riparian, appropriative or otherwise and whether or not appurtenant to the real estate described herein, all ditch/pond and ditch/pond rights and any shares of stock, licenses, permits and contracts evidencing such water or ditch rights, and all wells, reservoirs, dams, embankments or fixtures relating thereto, along with all replacements, substitutions, accessions thereto and proceeds derived therefrom.

WISCONSIN - UNIFORM INSTRUMENT	Form 5000.50 4/23/07

  All irrigation equipment of every kind and nature, including but not limited to center irrigation pivots,, pumps, pvc pipe, sprinklers, motors, well equipment, pumps and power units, now owned or hereafter acquired by Debtor and now or hereafter located and situated on the real estate described herein, along with all replacements, substitutions, accessions thereto and proceeds derived therefrom.

  All Seed Processing Equipment., all of which, including replacements and additions thereto, shall be deemed to be and remain a part of the Property covered by the Security Instrument. All of the foregoing together with the Property described in the Security Instrument (or the leasehold estate if the Security Instrument is on a leasehold) are referred to in this Security Instrument as the "Property."

  Fixture Filing. This Security Instrument constitutes a "fixture filing" for the purposes of the UCC against all of the Property which is or is to become fixtures per the UCC.

  Use of Property; Compliance With Law. Borrower shall not seek, agree to or make a change in the use of the Property or its zoning classification, unless Lender has agreed in writing to the change. Borrower shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property.

  Assignment of Leases. Upon Lender's request after default, Borrower shall assign to Lender all leases of the Property and all security deposits made in connection with leases of the Property. Upon the assignment, Lender shall have the right to modify, extend or terminate the existing leases and to execute new leases, in Lender's sole discretion. As used in this paragraph , the word "lease" shall mean "sublease" if the Security Instrument is on a leasehold.

  Assignment of Rents; Appointment of Receiver; Lender In Possession. Specifically excepting any receipts or revenues Borrower receives from the sale of seed or other products produced, processed or stored at Borrower facilities on the Property, Borrower absolutely and unconditionally assigns and transfers to Lender all the rents and revenues ("Rents") of the Property, regardless of to whom the Rents of the Property are payable. Borrower authorizes Lender or Lender's agents to collect the Rents, and agrees that each tenant of the Property shall pay the Rents to Lender or Lender's agents. However, Borrower shall receive the Rents until (i) Lender has given Borrower notice of default pursuant to Sections 12 and 25 of the Security Instrument and (ii) Lender has given notice to the tenant(s) that the Rents are to be paid to Lender or Lender's agent. This assignment of Rents constitutes an absolute assignment and not an assignment for additional security only.

  If Lender gives notices of default to Borrower: (i) all Rents received by Borrower shall be held by Borrower as trustee for the benefit of Lender only, to be applied to the sums secured by the Security Instrument; (ii) Lender shall be entitled to collect and receive all of the Rents of the Property; (iii) Borrower agrees that each tenant of the Property shall pay all Rents due and unpaid to Lender or Lender's agents upon Lender's written demand to the tenant; (iv) unless applicable law provides otherwise, all Rents collected by Lender or Lender's agents shall be applied first to the costs of taking control of and managing the Property and collecting the Rents, including, but not limited to, attorneys' fees, receiver's fees, premiums on receiver's bonds, repair and maintenance costs, insurance premiums, taxes, assessments and other charges on the Property, and then to the sums secured by the Security Instrument; (v) Lender, Lender's agents or any judicially appointed receiver shalt be liable to account for only those Rents actually received; and (vi) Lender shall be entitled to have a receiver appointed to take possession of and manage the Property and collect the Rents and profits derived from the Property without any showing as to the inadequacy of the Property as security.

  If the Rents of the Property are not sufficient to cover the costs of taking control of and managing the Property and of collecting the Rents any funds expended by Lender for such purposes shall become indebtedness of Borrower to Lender secured by the Security Instrument pursuant to Section 7 of the Security Instrument.

  Borrower represents and warrants that Borrower has not executed any prior assignment of the Rents and has not performed, and will not perform, any act that would prevent Lender from exercising its rights under this paragraph.

  Lender, or Lender's agents or a judicially appointed receiver, shall not be required to enter upon, take control of or maintain the Property before or after giving notice of default to Borrower. However, Lender, or Lender's agents or a judicially appointed receiver, may do so at any time when a default occurs. Any application of Rents shall not cure or waive any default or invalidate any other right or remedy of Lender. This assignment of Rents of the Property shall terminate when all the sums secured by the Security Instrument are paid in full.

WISCONSIN - UNIFORM INSTRUMENT	Form 5000.50 4/23/07

  Cross-Default Provision. Borrower's default or breach under any note or agreement in which Lender has an interest shall be a breach under the Security Instrument and Lender may invoke any of the remedies permitted by the Security Instrument.

  NON-UNIFORM COVENANTS. Borrower and Lender further covenant and agree as follows:

  Acceleration; Remedies. Lender shall give notice to Borrower prior to acceleration following Borrower's breach of any covenant or agreement in this Security Instrument (but not prior to acceleration under Section 15 unless Applicable Law provides otherwise). The notice shall specify: (a) the default; (b) the action required to cure the default; (c) a date, not less than 30 days from the date the notice is given to Borrower, by which the default must be cured; and (d) that failure to cure the default on or before the date specified in the notice may result in acceleration of the sums secured by this Security Instrument and sale of the Property. The notice shall further inform Borrower of the right to reinstate after acceleration and the right to bring a court action to assert the non-existence of a default or any other defense of Borrower to acceleration and sale. If the default is not cured on or before the date specified in the notice, Lender at its option may require immediate payment in full of all sums secured by this Security Instrument without further demand and may invoke the power of sale and any other remedies permitted by Applicable Law. Lender shall be entitled to collect all expenses incurred in pursuing the remedies provided in this Section 25, including, but not limited to, Reasonable Attorneys' Fees (as defined in Section 25) and costs of title evidence.

  If Lender invokes the power of sale, Lender shall give notice of sale in the manner prescribed by Applicable Law to Borrower and to the other persons prescribed by Applicable Law. Lender shall publish the notice of sale, and the Property shall be sold in the manner prescribed by Applicable Law. Lender or its designee may purchase the Property at any sale. The proceeds of the sale shall be applied in the following order: (a) to all expenses of the sale, including, but not limited to, Reasonable Attorneys' Fees (as defined in Section 28); (b) to all sums secured by this Security Instrument; and (c) any excess to the clerk of the circuit court of the county in which the sale is held.

  Release. Upon payment of all sums secured by this Security Instrument, Lender shall release this Security Instrument. Borrower shall pay any recordation costs. Lender may charge Borrower a fee for releasing this Security Instrument, but only if the fee is paid to a third party for services rendered and the charging of the fee is permitted under Applicable Law.

  Accelerated Redemption Periods. If the Property is a one- to four-family residence that is owner-occupied at the commencement of a foreclosure, a farm, a church or owned by a tax exempt charitable organization, Borrower agrees to the provisions of Section 846.101 of the Wisconsin Statutes, and as the same may be amended or renumbered from time to time, permitting Lender, upon waiving the right to judgment for deficiency, to hold the foreclosure sale of real estate of 20 acres or less six months after a foreclosure judgment is entered. If the Property is other than a one- to four-family residence that is owner-occupied at the commencement of a foreclosure, a farm, a church, or a tax-exempt charitable organization, Borrower agrees to the provisions of Section 846.103 of the Wisconsin Statutes, and as the same may be amended or renumbered from time to time, permitting Lender, upon waiving the right to judgment for deficiency, to hold the foreclosure sale of real estate three months after a foreclosure judgment is entered.

  Attorneys' Fees. If this Security Instrument is subject to Chapter 428 of the Wisconsin Statutes, "Reasonable Attorneys' Fees" shall mean only those attorneys' fees allowed by that Chapter.

WISCONSIN - UNIFORM INSTRUMENT	Form 5000.50 4/23/07

BY SIGNING BELOW, Borrower accepts and agrees to the terms and covenants contained in this Security Instrument and in any Rider executed by Borrower and recorded with it.

S&W Seed Company, a Nevada corporation

________________________________
Signature
 Matthew K. Szot, Chief Financial Officer             [Sign Originals. Only]

WISCONSIN - UNIFORM INSTRUMENT	Form 5000.50 4/23/07

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA COUNTY OF )
               )
COUNTY OF        San Diego

On this 30th day of   November  , 2017, before me,   Candelario Resendez  , personally appeared Matthew K. Szot, Executive Vice President of Finance and Administration and CFO of S&W Seed Company, Sole Member of Seed Holding, LLC, on behalf of said corporation, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the entities upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal. /s/ Candelario Resendez Signature (Seal)

WISCONSIN - UNIFORM INSTRUMENT	Form 5000.50 4/23/07

Exhibit A

Lot 1 Certified Survey Map No. 884 recorded in Volume 4 of Columbia County Certified Survey Maps at Page 104 as Document No. 441386, Town of Arlington, Columbia County, Wisconsin.

AND

Lot 1 Certified Survey Map No. 3122 recorded in Volume 20 of Columbia County Certified Survey Maps at Page 118 as Document No. 593525, Town of Arlington, Columbia County, Wisconsin.

APN: 11002-392.A, 11002-392.01

Property Address: W813I St Hwy 60, Arlington, WI 53911

CROSS COLLATERALIZATION RIDER

Loan # R1036

THIS CROSS COLLATERALIZATION RIDER is made this November 30, 2017, and is incorporated into and shall be deemed to amend and supplement the Mortgage, Deed of Trust, or Security Deed (the "Security Instrument") of the same date, given by the undersigned (the "Borrower") to secure Borrower's Note to Conterra Agricultural Capital, LLC (the "Lender") of the same date and covering the Property described in the Security Instrument and located at:

Agricultural Land and Seed Processing Facilities

Columbia County, WI

[Property Address]

In addition to the covenants and agreements made in the Security Instrument, Borrower and Lender further covenant and agree that on the date hereof the following other loans have been entered into:
Borrowers/Co-Signers' Names	Date	Loan Amount/Loan No.
S&W Seed Company	11/30/2017	$2,100,000.00/R1028

each of which is evidenced by a separate promissory note (the "Other Notes"), and each of which is secured by a separate Security Agreement (the "Other Security Instruments"). It is agreed that in addition to Borrower's Note, this Security Instrument secures the obligations, debts, and liabilities evidenced by the Other Notes and Other Security Instruments referenced herein, plus interest thereon, which is payable by Grantor to Lender.

BY SIGNING BELOW, Borrower accepts and agrees to the terms and covenants contained in this Cross Col lateralization Rider.

S&W Seed Company, a Nevada corporation /s/ Matthew K. Szot 11/30/17 Signature Date Matthew K. Szot, Chief Financial Officer	[Sign Originals. Only]

Cross-Collaterization Rider

1

CROSS DEFAULT RIDER

Loan # R1036

THIS CROSS DEFAULT RIDER is made this November 30, 2017, and is incorporated into and shall be deemed to amend and supplement the Mortgage, Deed of Trust, or Security Deed (the "Security Instrument") of the same date, given by the undersigned (the "Borrower") to secure Borrower's Note to Conterra Agricultural Capital, LLC (the "Lender") of the same date and covering the Property described in the Security Instrument and located at:

Agricultural Land and Seed Processing Facilities

Columbia County, WI

[Property Address]

In addition to the covenants and agreements made in the Security Instrument, Borrower and Lender further covenant and agree that on the date hereof the following other loans have been entered into:

Borrowers/Co-Signers' Names	Date	Loan Amount/Loan No.
S&W Seed Company	11/30/2017	$2,100,000.00/R1028

each of which is evidenced by a separate promissory note (the "Other Notes"), and each of which is secured by a separate Security Agreement (the "Other Security Instruments"). It is agreed that any default under this Security Instrument or this Note shall be deemed a default under the Other Notes and Other Security Instruments; and any default under any or all of the Other Notes or Other Security Instruments shall be deemed to be a default under this Note and this Security Instrument.

BY SIGNING BELOW, Borrower accepts and agrees to the terms and covenants contained in this Cross Default Rider.

MULTISTATE CROSS DEFAULT RIDER

1

S&W Seed Company, a Nevada corporation /s/ Matthew K. Szot 11/30/17 Signature Date Matthew K. Szot, Chief Financial Officer	[Sign Originals. Only]

MULTISTATE CROSS DEFAULT RIDER

2

FINANCIAL INFORMATION AND COVENANTS RIDER

Loan # R1036

THIS FINANCIAL INFORMATION AND COVENANTS RIDER (this "Rider") is made this Thirtieth day of November, 2017, and is incorporated into and shall be deemed to amend and supplement the Mortgage, Deed of Trust, or Security Deed (the "Security Instrument") of the same date given by the undersigned (the "Borrower") to secure Borrower's Note to Conterra Agricultural Capital, LLC (the "Lender") of the same date and covering the Property described in the Security Instrument and located at:

Agricultural Land and Seed Processing Facilities
Columbia County, WI
 [Property Address]

FINANCIAL COVENANTS. In addition to the covenants and agreements made in the Security Instrument, Borrower and Lender further covenant and agree that Borrower will prepare and maintain Borrower's financial records using consistently applied generally accepted accounting principles then in effect. Borrower will provide Lender with financial information in a form reasonably acceptable to Lender and under the following terms:

(If "X"ed the following terms are agreed to.)

☒ Frequency. Annually, Borrower will provide to Lender Borrower's financial statements, tax returns, annual internal audit reports or those prepared by independent accountants within 90 days after the close of each fiscal year. Any annual financial statements that Borrower provides will be reviewed statements.

☐ Interim Financial Reports. Borrower will provide Lender with interim financial reports on a basis, and within days after the close of this business period. Interim financial statements will be statements.

☐ Requested Information. Borrower will provide Lender with any other information about Borrower's operations, financial affairs and condition within 0 days after Lender's request.

☐ Leverage Ratio. Borrower will maintain at all times a ratio of total liabilities to tangible net worth, determined under consistently applied generally accepted accounting principles, of 0.000 to 1.0 (Total Liabilities to Tangible Net Worth Ratio) or less.

☐ Minimum Tangible Net Worth. Borrower will maintain at all times a total tangible net worth, determined under consistently applied generally accepted accounting principles, of $0.00 (Minimum Tangible Net Worth) or more. Tangible net worth is the amount by which total assets exceed total liabilities. For determining tangible net worth, total assets will exclude all intangible assets, including without limitation goodwill, patents, trademarks, trade names, copyrights, and franchises, and will also exclude any accounts receivable that do not provide for a repayment schedule.

MULTISTATE FINANCIAL INFORMATION AND COVENANTS RIDER-- Farmer Mac UNIFORM INSTRUMENT	Form FM 5001 4/23/2007

1

☐ Minimum Current Ratio. Borrower will maintain at all times a ratio of current assets to current liabilities, determined under consistently applied generally accepted accounting principles, of 0 to 1.0 (Minimum Current Ratio) or more.

☐ Minimum Working Capital. Borrower will maintain at all times a working capital, determined under consistently applied generally accepted accounting principles by subtracting current liabilities from current assets, of $0.00 (Minimum Working Capital) or more. For this determination, current assets exclude (Excluded Current Assets.). Likewise, current liabilities include (1) all obligations payable on demand or within one year after the date on which the determination is made, and (2) final maturities and sinking fund payments required to be made within one year after the date on which the determination is made, but exclude all liabilities or obligations that Borrower may renew or extend to a date more than one year from the date of this determination.

☒ EBITDA. Adjusted EMMA/Total Annual Debt Payments no less than 1.30x (measured annually on Borrower's fiscal year basis and calculated based on Borrower's financial statements delivered 90 days after fiscal year end).

☒ Debt to Asset Ratio. Debt to Asset Ratio shall not be greater than 60% (measured annually as of the end of Borrower's fiscal year and calculated based Borrower's financial statements delivered 90 days after fiscal year end).

Capitalized terms used, but not defined, in this Rider have the respective meanings set forth in annex A hereto. All determinations of Borrower's compliance with the foregoing covenants will be made exclusively by reference to Borrower's financial statements delivered pursuant hereto.

BY SIGNING BELOW, Borrower accepts and agrees to the terms and covenants contained in this Financial Information and Covenants Rider.

MULTISTATE FINANCIAL INFORMATION AND COVENANTS RIDER-- Farmer Mac UNIFORM INSTRUMENT	Form FM 5001 4/23/2007

2

S&W Seed Company, a Nevada corporation /s/ Matthew K. Szot 11/30/17 Signature Date Matthew K. Szot, Chief Financial Officer	[Sign Originals. Only]

MULTISTATE FINANCIAL INFORMATION AND COVENANTS RIDER-- Farmer Mac UNIFORM INSTRUMENT	Form FM 5001 4/23/2007

3

ANNEX A

As used in this Rider, the following terms have the following meanings:

"Adjusted EBITDA" means, for any fiscal year of Borrower, the result of (a) Borrower's Consolidated Net Earnings for such fiscal year plus, without duplication, the aggregate amounts deducted in determining such Consolidated Net Earnings in respect of (i) Consolidated Interest Expense, (ii) Consolidated Income Tax Expense, (iii) Consolidated Depreciation and Amortization Charges, (iv) non-recurring separation charges, (v) non-recurring reserve for uncollectible sublease and stand establishment receivables, (vi) non-cash expenses incurred in connection with stock-based compensation, (vii) non-cash expenses incurred in connection with amortization of debt discount, and (viii) non-cash expenses incurred prior to December 31, 2017 in connection with derivative warrant liability; minus (b) to the extent included in Consolidated Net Earnings for such period, non-cash gains incurred prior to December 31, 2017 in connection with derivative warrant liability.

"Consolidated" means the resultant consolidation of the financial statements of Borrower and its subsidiaries in accordance with generally accepted accounting principles in the United States, including principles of consolidation consistent with those applied in preparation of the financial statements delivered by Borrower pursuant to this Rider.

"Consolidated Depreciation and Amortization Charges" means, for any fiscal year of Borrower, the aggregate of all depreciation and amortization charges for fixed assets, leasehold improvements and general intangibles (specifically including goodwill) of Borrower for such period, as determined on a Consolidated basis.

"Consolidated Income Tax Expense" means, for any fiscal year of Borrower, all provisions for taxes based on the gross or net income of Borrower (including, without limitation, any additions to such taxes, and any penalties and interest with respect thereto), as determined on a Consolidated basis.

"Consolidated Indebtedness" means, as of the end of any fiscal year of Borrower, the total Indebtedness of Borrower as of such date, as determined on a Consolidated basis.

"Consolidated Interest Expense" means, for any fiscal year of Borrower, the interest expense of Borrower for such fiscal year, as determined on a Consolidated basis.

"Consolidated Net Earnings" means, for any fiscal year of Borrower, the net income (loss) of Borrower for such fiscal year, as determined on a Consolidate basis,

"Consolidated Total Assets" means, as of the end of any fiscal year of Borrower, the total assets of Borrower as of such date, as determined on a Consolidated basis,

"Debt to Asset Ratio" means, as of the end of any fiscal year of Borrower, the ratio of (a) Consolidated Indebtedness to (b) Consolidated Total Assets.

"Indebtedness" means, without duplication, (a) all obligations to repay borrowed money, direct or indirect, incurred, assumed, or guaranteed, (b) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), (c) all obligations under conditional sales or other title retention agreements, (d) all obligations (contingent or otherwise) under any letter of credit or banker's acceptance, (e) all net obligations under any currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device, ( 0 all synthetic leases, (g) all capitalized lease obligations, (h) all obligations of Borrower with respect to asset securitization financing programs, (i) all obligations to advance funds to, or to purchase assets, property or services from, any other person or entity in order to maintain the financial condition of such person or entity, (j) all indebtedness of the types referred to in subparts (a) through (i) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which Borrower is a general partner or joint venturer, unless such indebtedness is expressly made non-recourse to Borrower, (k) any other transaction (including forward sale or purchase agreements) having the commercial effect of a borrowing of money entered into by Borrower to finance its operations or capital requirements, and (I) any guaranty of any obligation described in subparts (a) through (k) above.

"Total Annual Debt Payments" means, for any fiscal year of Borrower, the aggregate, without duplication, of (a) Borrower's Consolidated Interest Expense paid in cash for such fiscal year, and (b) Borrower's principal payments on Consolidated Indebtedness paid in cash for such fiscal year, excluding, in each case, (i) payments of principal under the Credit and Security Agreement, dated as of September 22, 2015, between Borrower and KeyBank National Association, as amended from time to time, or any replacement facility therefore, (ii) payments of principal under any working capital line of credit maintained by Borrower's Seed Genetics International Pty Ltd subsidiary and (iii) payments of principal that certain Promissory Note dated December 31, 2014 made by Borrower in favor and for the benefit of Pioneer Hi-Bred International, Inc., as amended from time to time.

MULTISTATE FINANCIAL INFORMATION AND COVENANTS RIDER-- Farmer Mac UNIFORM INSTRUMENT	Form FM 5001 4/23/2007

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